UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund:	BlackRock Municipal Series Trust
BlackRock Strategic Municipal Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock California Municipal Series Trust

• BlackRock California Municipal Opportunities Fund

BlackRock Multi-State Municipal Series Trust

• BlackRock New Jersey Municipal Bond Fund

• BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

• BlackRock Impact Municipal Fund

BlackRock Municipal Series Trust

• BlackRock Strategic Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund’s Institutional, Investor A, Investor A1 and Class K Shares outperformed its primary benchmark, the Bloomberg Municipal Bond Index, while the Fund’s Investor C Shares underperformed the primary benchmark. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The following discussion of relative performance pertains to the California Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.)

California underperformed the national market in the annual period. However, California state finances have held up remarkably well through the pandemic and the recent turmoil in the financial markets. The most recent budget projections for the 2022 and 2023 fiscal years included a record surplus that was significantly above prior expectations, partially as a result of impressive revenues from capital gains taxes. Reserves are projected to reach a record level in the 2023 fiscal year. Although California’s municipal market lagged, yields have become more attractive in relation to underlying credit quality.

In terms of the Fund’s relative performance, the Fund’s use of U.S. Treasury futures to manage interest rate risk was a key contributor in the rising rate environment. The Fund’s cash position, while limited, also contributed at a time of broader market weakness.

On the other hand, holdings in long-maturity / long-duration securities underperformed. (Duration is a measure of interest-rate sensitivity). Positions in high-yield, lower-rated bonds also underperformed as yield spreads widened. At the sector level, holdings in workforce housing, taxable and corporate-backed bonds lagged. The Fund’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices.

Describe recent portfolio activity.

The Fund continued to seek a balance of competitive total return and tax-free income using an active strategy designed to capitalize on credit, yield curve and interest rate trends.

The investment adviser was active in the primary (new issue) market, where yields were attractive relative to the secondary market. Having a cash reserve provided the Fund with the liquidity to purchase better yielding, good-quality securities when others needed to sell. The portfolio’s cash reserves ranged from 5% to 10% throughout the period. The cash position stood at 4.5% at the end of May 2022, both to fund continued purchases of attractively priced securities and service potential client redemptions without the need to sell holdings into an illiquid, falling market.

At the beginning of the period, the investment adviser raised the portfolio’s allocation to high yield bonds near 16% on the view that there were compelling values in that part of the credit spectrum. The allocation had fallen to 13% by the end of May 2022. The investment adviser maintained a relatively stable weighting of 5% in taxable bonds. Leverage was constant at 5%.

Describe portfolio positioning at period end.

The Fund’s duration was 9.0 years, 1.2 years above the index and up from 5.0 on May 31, 2021. After moving toward a defensive stance mid-way through the period, the investment adviser adopted a more aggressive posture late in the period as yields rose and valuations became increasingly compelling.

The extent of the Fund’s risk-management program was on the lower end of the range, as the investment adviser believed the bulk of the increase in municipal yields had already occurred.

The Fund maintained a high-quality bias, with an average credit rating of AA, despite the 13% weighting in high yield bonds. At the close of the period, 12.5% of the portfolio was subject to the alternative minimum tax.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock California Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® California Municipal Bond Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	A broad, market value-weighted index that seeks to measure the performance of bonds issued within California.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.04%	3.02%	(6.06)%	N/A	1.86%	N/A	2.86%	N/A
Investor A	2.69	2.67	(6.30)	(10.28)%	1.62	0.74%	2.62	2.18%
Investor A1	2.84	2.83	(6.15)	N/A	1.78	N/A	2.77	N/A
Investor C	2.07	2.06	(7.00)	(7.92)	0.84	0.84	2.02	2.02
Class K	3.09	3.08	(6.01)	N/A	1.90	N/A	2.88	N/A

Bloomberg Municipal Bond Index	—	—	(6.79)	N/A	1.78	N/A	2.54	N/A
California Customized Reference Benchmark(c)	—	—	(7.58)	N/A	1.81	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(5.97)	N/A	1.89	N/A	2.65	N/A
S&P® California Municipal Bond Index	—	—	(6.41)	N/A	1.75	N/A	2.91	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. The Fund’s returns prior to January 26, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock California Municipal Bond Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® California Municipal Bond Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 85% Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged USD/10% California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index California Taxable Bonds Total Return Index Value (the “California Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock California Municipal Opportunities Fund

Expense Example

	Actual					Hypothetical 5% Return

			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$1,000.00	$931.70	$2.31		$2.12	$1,000.00	$1,022.54	$2.42		$1,022.74	$2.22		0.48%	0.44%
Investor A	1,000.00	931.20	3.47		3.27	1,000.00	1,021.34	3.63		1,021.54	3.43		0.72	0.68
Investor A1	1,000.00	932.00	2.75		2.55	1,000.00	1,022.09	2.87		1,022.29	2.67		0.57	0.53
Investor C	1,000.00	927.10	7.11		6.92	1,000.00	1,017.55	7.44		1,017.75	7.24		1.48	1.44
Class K	1,000.00	932.00	2.07		1.88	1,000.00	1,022.79	2.17		1,022.99	1.97		0.43	0.39

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	32.5%
County/City/Special District/School District	17.3
Transportation	14.4
Education	11.5
State	10.5
Health	6.7
Housing	4.3
Tobacco	1.9
Other**	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	3.1%
2023	0.4
2024	0.7
2025	1.7
2026	8.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	12.3%
AA/Aa	61.6
A	10.6
BBB/Baa	1.0
BB/Ba	0.3
N/R(e)	14.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its primary benchmark, the Bloomberg Municipal Bond Index. For the same period, all of the Fund’s share classes underperformed its secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The following discussion of relative performance pertains to the New Jersey Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) New Jersey underperformed the national market.

The Fund’s overweight to duration and holdings in longer-term bonds were key detractors from relative performance, as were overweight allocations to the local tax-backed, healthcare, corporate-backed and school district sectors. Overweights in non-rated bonds, as well as those rated AA and A, also detracted.

On the positive side, underweights in the state tax-backed, transportation and tobacco sectors contributed to relative performance. An underweight in the intermediate part of the yield curve, as well as in bonds rated BBB, also helped results. The Fund used U.S. Treasury futures to manage interest-rate risk, which was additive to performance given that yields rose.

The Fund’s cash position had no material impact on Fund performance.

Describe recent portfolio activity.

The Fund’s activity was focused on reducing portfolio duration by selling long-term issues, reducing leverage and selling bonds with lower coupons. Despite these changes, the Fund’s duration remained above that of the benchmark as of period end, and it was overweight in long-term bonds. Airports represented one of the largest increases at the sector level. Conversely, the Fund reduced its holdings in New Jersey general obligation bonds.

Describe portfolio positioning at period end.

The Fund was overweight in securities with maturities of 15 years and above and underweight in shorter-dated debt. On a sector basis, the Fund was overweight in local tax-backed, healthcare, school districts, corporate-backed issues and housing, and it was underweight in state tax-backed, transportation and tobacco. In terms of credit quality, the portfolio was overweight in securities rated AA and A, and it was underweight in those rated AAA and BBB.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of May 31, 2022 (continued)	BlackRock New Jersey Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.
(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom New Jersey Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.02%	2.82%	(7.37)%	N/A	2.16%	N/A	2.78%	N/A
Service	2.78	2.62	(7.60)	N/A	1.91	N/A	2.58	N/A
Investor A	2.67	2.52	(7.59)	(11.51)%	1.91	1.03%	2.58	2.14%
Investor A1	2.81	2.67	(7.35)	N/A	2.07	N/A	2.74	N/A
Investor C	2.04	1.89	(8.29)	(9.19)	1.15	1.15	1.97	1.97
Class K	3.07	2.91	(7.32)	N/A	2.21	N/A	2.80	N/A

Bloomberg Municipal Bond Index	—	—	(6.79)	N/A	1.78	N/A	2.54	N/A
New Jersey Customized Reference Benchmark(b)	—	—	(6.84)	N/A	3.04	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(5.97)	N/A	1.89	N/A	2.65	N/A
Custom New Jersey Index	—	—	(7.80)	N/A	3.19	N/A	3.62	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom New Jersey Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged USD/10% New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “New Jersey Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock New Jersey Municipal Bond Fund

Expense Example

	Actual					Hypothetical 5% Return

			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 918.40	$ 2.68		$ 2.49	$ 1,000.00	$ 1,022.14	$ 2.82		$ 1,022.34	$ 2.62		0.56%	0.52%
Service	1,000.00	917.30	3.87		3.68	1,000.00	1,020.89	4.08		1,021.09	3.88		0.81	0.77
Investor A	1,000.00	917.40	3.87		3.68	1,000.00	1,020.89	4.08		1,021.09	3.88		0.81	0.77
Investor A1	1,000.00	918.90	3.16		2.92	1,000.00	1,021.64	3.33		1,021.89	3.07		0.66	0.61
Investor C	1,000.00	913.80	7.44		7.25	1,000.00	1,017.15	7.85		1,017.35	7.64		1.56	1.52
Class K	1,000.00	918.60	2.44		2.25	1,000.00	1,022.39	2.57		1,022.59	2.37		0.51	0.47

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	21.7%
County/City/Special District/School District	20.4
Transportation	20.1
Health	15.5
Education	14.8
Housing	2.9
Corporate	2.4
Tobacco	1.4
Utilities	0.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	5.6%
2023	5.1
2024	15.0
2025	4.4
2026	11.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	3.8%
AA/Aa	45.9
A	35.3
BBB/Baa	6.8
BB/Ba	2.3
B	0.1
N/R(e)	5.8

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, all shares classes of the Fund underperformed the primary benchmark, the Bloomberg Municipal Bond Index, and the secondary benchmark, a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Bond High Yield Total Return Index (the “Pennsylvania Customized Reference Benchmark”). The following discussion of relative performance pertains to the Pennsylvania Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Pennsylvania underperformed the national market.

The Fund’s above-benchmark duration and holdings in longer-term bonds were key detractors from relative performance, as were overweight allocations to the school district, education and utility sectors. Overweights in non-rated bonds, as well as those rated AA and BBB, also detracted.

On the other hand, underweights in the state tax-backed, transportation, healthcare and housing sectors contributed to relative performance. An underweight in the intermediate part of the yield curve, as well as in bonds rated A, also helped results. The Fund used U.S. Treasury futures to manage interest-rate risk, which was additive to performance given that yields rose.

Describe recent portfolio activity.

The Fund’s activity was focused on reducing portfolio duration by selling long-term issues, reducing leverage and selling bonds with lower coupons. Despite these changes, the Fund’s duration remained above that of the benchmark as of period end, and it was overweight in long-term bonds. Hospitals represented one of the largest increases at the sector level. Conversely, the Fund reduced its holdings in Pennsylvania general obligation bonds.

Describe portfolio positioning at period end.

The Fund was overweight in securities with maturities of 15 years and above and underweight in shorter-dated debt. On a sector basis, the Fund was overweight in education, school district, utilities and corporate-backed issues. In terms of credit quality, the portfolio was overweight in high yield bonds, AAs and BBBs, and it was underweight in those rated AAA and A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Pennsylvania Municipal Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.
(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom Pennsylvania Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Pennsylvania Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom Pennsylvania Index is a customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.18%	2.98%	(7.56)%	N/A	1.46%	N/A	2.48%	N/A
Service	2.92	2.75	(7.79)	N/A	1.21	N/A	2.26	N/A
Investor A	2.84	2.73	(7.78)	(11.70)%	1.21	0.34%	2.25	1.81%
Investor A1	2.97	2.85	(7.56)	N/A	1.38	N/A	2.42	N/A
Investor C	2.21	2.08	(8.48)	(9.38)	0.45	0.45	1.63	1.63
Class K	3.23	3.11	(7.52)	N/A	1.50	N/A	2.50	N/A

Bloomberg Municipal Bond Index	—	—	(6.79)	N/A	1.78	N/A	2.54	N/A
Pennsylvania Customized Reference Benchmark(b)	—	—	(6.76)	N/A	2.25	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(5.97)	N/A	1.89	N/A	2.65	N/A
Custom Pennsylvania Index	—	—	(7.30)	N/A	2.44	N/A	3.37	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom Pennsylvania Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Pennsylvania Total Return Index Unhedged USD/10% Pennsylvania Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Pennsylvania Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Pennsylvania Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of May 31, 2022 (continued)	BlackRock Pennsylvania Municipal Bond Fund

Expense Example

	Actual					Hypothetical 5% Return
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 916.40	$ 2.82		$ 2.58	$ 1,000.00	$1,021.99	$ 2.97		$ 1,022.24	$ 2.72		0.59%	0.54%
Service	1,000.00	915.40	4.01		3.77	1,000.00	1,020.74	4.23		1,020.99	3.98		0.84	0.79
Investor A	1,000.00	915.40	3.96		3.72	1,000.00	1,020.79	4.18		1,021.04	3.93		0.83	0.78
Investor A1	1,000.00	916.10	3.30		3.06	1,000.00	1,021.49	3.48		1,021.74	3.23		0.69	0.64
Investor C	1,000.00	911.90	7.58		7.34	1,000.00	1,017.00	8.00		1,017.25	7.74		1.59	1.54
Class K	1,000.00	916.70	2.58		2.34	1,000.00	1,022.24	2.72		1,022.49	2.47		0.54	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Health	21.6%
County/City/Special District/School District	19.6
Education	16.3
Transportation	14.3
State	10.8
Utilities	9.8
Corporate	4.2
Housing	3.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	2.4%
2023	3.8
2024	2.0
2025	10.9
2026	8.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	0.2%
AA/Aa	43.1
A	32.2
BBB/Baa	5.7
BB/Ba	3.4
B	0.5
N/R(e)	14.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022	BlackRock Impact Municipal Fund

Investment Objective

BlackRock Impact Municipal Fund’s (the “Fund”) investment objective is to seek to maximize income exempt from Federal income taxes while investing in municipal bonds the proceeds of which Fund management views as generating positive social and environmental impacts.

On May 20, 2022, the Board of Directors of the Fund approved a change in the fiscal year-end of the Fund, effective as of May 31, 2022, from June 30 to May 31.

Expense Example

	Actual					Hypothetical 5% Return

	Beginning Account Value (03/14/22)	(a)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00		$ 983.90	$ 1.23		$ 1,000.00	$ 1,022.04	$ 2.92		0.58%
Investor A	1,000.00		983.40	1.76		1,000.00	1,020.79	4.18		0.83
Class K	1,000.00		984.00	1.12		1,000.00	1,022.29	2.67		0.53

(a)	Commencement of operations.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 78/365 for actual expenses and 182/365 for hypothetical expenses (to reflect the six month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Utilities	23.4%
County/City/Special District/School District	22.5
Health	13.8
Education	11.7
State	10.7
Housing	7.1
Transportation	6.2
Corporate	4.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	5.3%
2023	0.5
2024	—
2025	—
2026	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	12.5%
AA/Aa	60.0
A	16.2
BBB/Baa	3.4
N/R	7.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	13

Fund Summary as of May 31, 2022	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its primary benchmark, the Bloomberg Municipal Bond Index, as well as its secondary benchmark, a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged USD/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.)

The Fund’s underperformance was largely due to its longer duration (higher interest-rate sensitivity) in relation to the benchmark. Yield curve positioning also detracted, primarily as a result of an overweight allocation to bonds with maturities of 25 years and above, as well as those in the 12- to 15-year maturity range. An overweight in AA rated bonds also detracted, as did an overweight in the housing sector.

Security selection in the state tax-backed and corporate-backed sectors added value, as well. Sector allocation, particularly an underweight in tax-backed securities, was a further plus.

The Fund used derivatives to manage interest rate risk through the use of five-year, 10-year, 30-year and Ultra U.S. Treasury futures. These hedges added to performance as treasury rates rose over the period amidst rising inflation. (Bond prices fall as yields rise).

Describe recent portfolio activity.

The Fund opened the period with a duration of 6.99 and closed with a duration of 6.63 years.

At the beginning of the period, the largest sector weightings were in the transportation, housing and state tax-backed areas. The Fund subsequently increased its allocations to the local tax-backed, housing and transportation sectors and decreased its weightings in the state tax-backed and education sectors.

With respect to credit tiers, the Fund maintained its largest allocations in AA and A rated bonds within the investment-grade category. About 26% of the Fund’s assets were in high yield (below investment grade) securities, up from 24% at the start of the period, with the majority of the position allocated to Puerto Rico. The Fund sought to meet redemptions by selling AA and A rated issues, causing the weighting in high yield to drift higher.

The Fund held an allocation of approximately 48% to the long end of the yield curve (bonds with maturities of 20 years and above), up four percentage points from the beginning of the period. Its weighting in taxable securities was 7.6%, versus 7% at the end of May 2021.

The Fund maintained a cash weighting above typical levels in response to continued industry-wide redemptions.

Describe portfolio positioning at period end.

The Fund’s duration was shorter than that of the benchmark. In terms of sector allocations, the Fund was overweight in transportation and housing and underweight in tax-backed issues. The Fund’s average credit quality was AA-.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Strategic Municipal Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(d)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and a customized weighted index comprised of the returns of 65% S&P® Municipal Bond Investment Grade Index/30% S&P® Municipal Bond High Yield Index/5% Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index (the “Custom Reference Index”) to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”).The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Customized Reference Benchmark commenced on September 30, 2016.

(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

A customized performance benchmark comprised of the returns of the S&P® Municipal Bond Investment Grade Index (65%), S&P® Municipal Bond High Yield Index (30%) and Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index (5%). See “About Fund Performance” for descriptions of the indexes.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.19%	3.14%	(7.34)%	N/A	1.63%	N/A	2.72%	N/A
Investor A	2.86	2.81	(7.55)	(11.48)%	1.39	0.51%	2.48	2.04%
Investor A1	3.10	3.05	(7.42)	N/A	1.54	N/A	2.63	N/A
Investor C	2.24	2.19	(8.25)	(9.16)	0.63	0.63	1.86	1.86
Class K	3.26	3.20	(7.28)	N/A	1.69	N/A	2.75	N/A

Bloomberg Municipal Bond Index	—	—	(6.79)	N/A	1.78	N/A	2.54	N/A
Customized Reference Benchmark(c)	—	—	(6.93)	N/A	2.39	N/A	N/A	N/A
Custom Reference Index	—	—	(6.38)	N/A	2.50	N/A	3.35	N/A
S&P® Municipal Bond Index	—	—	(5.97)	N/A	1.89	N/A	2.65	N/A
S&P® Municipal Bond Investment Grade Index	—	—	(5.96)	N/A	1.75	N/A	2.49	N/A
S&P® Municipal Bond High Yield Index	—	—	(6.16)	N/A	4.04	N/A	5.07	N/A
Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index	—	—	(13.26)	N/A	2.75	N/A	3.87	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds. The Fund’s returns prior to January 27, 2014 are the returns of the Fund when it followed different investment strategies under the name BlackRock Intermediate Municipal Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and a customized weighted index comprised of the returns of 65% S&P® Municipal Bond Investment Grade Index/30% S&P® Municipal Bond High Yield Index/5% Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index (the “Custom Reference Index”) to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 72% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/23% Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Customized Reference Benchmark commenced on September 30, 2016.

F U N D S U M M A R Y	15

Fund Summary as of May 31, 2022 (continued)	BlackRock Strategic Municipal Opportunities Fund

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical 5% Return
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 918.40	$ 3.01		$ 2.63	$ 1,000.00	$ 1,021.79	$ 3.18		$ 1,022.19	$ 2.77		0.63%	0.55%
Investor A	1,000.00	917.30	4.06		3.68	1,000.00	1,020.69	4.28		1,021.09	3.88		0.85	0.77
Investor A1	1,000.00	917.20	3.39		3.01	1,000.00	1,021.39	3.58		1,021.79	3.17		0.71	0.63
Investor C	1,000.00	913.90	7.68		7.30	1,000.00	1,016.90	8.10		1,017.30	7.69		1.61	1.53
Class K	1,000.00	918.70	2.68		2.30	1,000.00	1,022.14	2.82		1,022.54	2.42		0.56	0.48

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

Transportation	24.1%
Housing	16.1
County/City/Special District/School District	12.9
Health	12.0
State	11.3
Utilities	10.2
Education	8.1
Corporate	2.4
Tobacco	2.0
Other**	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	4.4%
2023	3.5
2024	5.3
2025	3.5
2026	5.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	10.2%
AA/Aa	42.5
A	13.2
BBB/Baa	8.3
BB/Ba	4.1
B	0.7
CCC/Caa	0.1
N/R(e)	20.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of May 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. For each Fund, except BlackRock Impact Municipal Fund, Class K Shares performance shown prior to the Class K January 25, 2018 inception date is that of Institutional Shares. The performance of the Funds’ Class K Shares, except BlackRock Impact Municipal Fund, would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee) for BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund. The initial sales charge does not apply to current eligible shareholders of Investor A1 Shares of the Funds. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders and, for BlackRock California Municipal Opportunities Fund only, fee based programs previously approved by the Fund.

Investor C Shares (available only in BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

The following indexes are used to calculate BlackRock Strategic Municipal Opportunities Fund’s former custom blended secondary benchmark:

Bloomberg Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar-denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB by S&P and/or Baa3 by Moody’s.

A B O U T F U N D P E R F O R M A N C E	17

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	19

Schedule of Investments May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.1%
Chapman University, 3.00%, 04/01/51	$2,100	$1,565,396
University of Southern California, 3.03%, 10/01/39	650	559,914

		2,125,310

Environmental, Maintenance & Security Service — 0.1%
Nature Conservancy (The), Series A, 3.96%, 03/01/52	3,311	3,092,280

Health Care Providers & Services — 0.1%
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	1,839	1,496,210
Providence St Joseph Health Obligated Group
Series 21-A, 2.70%, 10/01/51	2,344	1,655,923
Series A, 3.93%, 10/01/48	1,012	913,521

		4,065,654

Total Corporate Bonds — 0.3% (Cost: $11,608,352)		9,283,244

Municipal Bonds

California — 79.1%

Corporate — 0.7%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	21,200	21,959,215

County/City/Special District/School District — 16.1%
Butte-Glenn Community College District, GO, Series A, Election 2016, 5.25%, 08/01/46	10,000	11,075,530
Carlsbad Unified School District, COP, 4.00%, 10/01/46	2,580	2,640,565
City & County of San Francisco CA, GO
Series 2020, 4.00%, 06/15/45	2,000	2,071,274
Series B-1, 4.00%, 06/15/39	2,010	2,107,304
City & County of San Francisco California Community Facilities District No. 2014-1, ST
Series B, 3.78%, 09/01/30	1,110	1,058,180
Series B, 3.92%, 09/01/31	3,410	3,252,591
Series B, 3.97%, 09/01/32	1,880	1,785,133
Series B, 4.02%, 09/01/33	2,070	1,957,806
Coast Community College District, GO, Series B, Election 2002, (AGM), 0.00%, 08/01/30(b)	26,425	21,115,848
El Monte Union High School District, GO, Series B, 4.00%, 06/01/46	2,825	2,846,730
Glendale Community College District, GO, CAB, Series B, 4.00%, 08/01/50	25,000	25,319,900
Grossmont-Cuyamaca Community College District, GO, Series B, Election 2012, 5.00%, 08/01/44	30,215	33,486,741
Hacienda La Puente Unified School District, GO, Series A, Election 2016, 5.25%, 08/01/42	5,000	5,513,365
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	7,855	8,419,264
Los Angeles Community College District, GO
Series K, Election 2008, 4.00%, 08/01/37	4,045	4,183,036
Series K, Election 2008, 4.00%, 08/01/39	20,000	20,639,780
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	2,590	2,192,329

Security	Par (000)	Value

County/City/Special District/School District (continued)
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, 4.00%, 06/01/36	$5,425	$5,779,806
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/44	25,935	28,754,394
Los Angeles County Metropolitan Transportation Authority, Refunding RB
Series A, 4.00%, 06/01/37	5,250	5,540,262
Series A, 5.00%, 07/01/37	19,235	21,209,627
Series A, 4.00%, 06/01/39	12,770	13,471,584
Marin Healthcare District, GO, Series A, Election 2013, 5.00%, 08/01/41	10,000	10,926,270
Menifee Union School District, GO, Series A, 5.25%, 08/01/42	7,275	8,011,383
Mount San Antonio Community College District, GO, Series C, Election 2018, 2.00%, 08/01/38	3,300	2,578,079
Mount San Antonio Community College District, Refunding GO
Series 2018-A, Election 2018, 4.00%, 08/01/49	9,425	9,554,669
Series A, Election 2018, 5.00%, 08/01/44	12,945	14,432,186
North Orange County Community College District, GO, Series B, GO, 4.00%, 08/01/44	3,575	3,621,303
Ontario Public Financing Authority, RB, (AGM), 5.00%, 11/01/47(c)	3,000	3,352,551
Orange County Local Transportation Authority Sales Tax Revenue, RB, 5.00%, 02/15/39	2,000	2,255,082
Orange County Local Transportation Authority, RB, 5.00%, 02/15/40	5,000	5,627,115
Palomar Community College District, GO, Series D, Election 2006, 5.25%, 08/01/45	3,000	3,330,321
San Bernardino County Transportation Authority, Refunding RB
Series A, 4.00%, 03/01/38	3,240	3,446,906
Series A, 4.00%, 03/01/39	3,250	3,449,777
Series A, 4.00%, 03/01/40	1,230	1,303,288
San Diego Community College District, Refunding GO, 2.38%, 08/01/33	5,375	4,558,554
San Diego County Regional Transportation Commission, RB, Series B, 5.00%, 04/01/45	3,440	3,903,406
San Diego County Regional Transportation Commission, Refunding RB, Series A, 4.00%, 04/01/48	3,775	3,889,507
San Diego Unified School District, GO
Series L-2, 4.00%, 07/01/39	2,000	2,073,480
Series M-2, 4.00%, 07/01/50	3,700	3,774,562
Series N-2, 4.00%, 07/01/46	15,000	15,504,060
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, RB, Series A, 4.00%, 07/01/39	1,730	1,741,870
San Francisco Bay Area Rapid Transit District, GO, Series A, Election 2016, 5.00%, 08/01/47	21,675	23,633,553
San Francisco City & County Redevelopment Agency Successor Agency, Refunding TA
Series D, 3.13%, 08/01/28	1,150	1,088,078
Series D, 3.25%, 08/01/29	1,000	940,714
Series D, 3.38%, 08/01/30	1,250	1,171,462

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Francisco City & County Redevelopment Financing Authority, TA, Series A, (BHAC-CR), 5.75%, 08/01/37	$5,000	$5,646,735
San Joaquin County Transportation Authority, Refunding RB, 5.00%, 03/01/41	17,955	19,517,354
San Jose Redevelopment Agency Successor Agency, Refunding TA, Series A-T, 3.25%, 08/01/29	8,730	8,285,530
San Jose Unified School District, GO, CAB, Series C, Election 2002, (NPFGC), 0.00%, 06/01/31(b)	25,000	19,228,475
San Marcos Unified School District, GO, Series E, GO, 4.00%, 08/01/42	5,000	5,099,175
San Mateo County Community College District, GO, Series B, Election 2014, 5.00%, 09/01/45	30,000	33,484,920
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/35	6,975	7,322,780
Santa Cruz City Elementary School District, GO
Series C, 2.00%, 08/01/34	1,770	1,499,799
Series C, 2.00%, 08/01/36	695	565,330
Santa Cruz City High School District, GO
Series C, 2.00%, 08/01/35	450	374,914
Series C, 2.00%, 08/01/36	1,755	1,419,509
Series C, 2.00%, 08/01/37	2,870	2,269,662
Series C, 2.00%, 08/01/38	2,955	2,286,449
Series C, 2.13%, 08/01/39	3,070	2,371,566
Simi Valley Unified School District, GO, Series C, 4.00%, 08/01/50	1,615	1,631,392
South San Francisco Public Facilities Financing Authority, RB(c)
4.00%, 06/01/42	500	504,129
5.25%, 06/01/46	750	841,772
Vista Joint Powers Financing Authority, Refunding RB, 5.25%, 05/01/37	15,065	16,163,645

		487,102,361

Education — 7.1%
California Educational Facilities Authority, RB
Series A, 3.43%, 04/01/30	1,000	949,705
Series A, 3.56%, 04/01/31	2,000	1,900,508
Series U-7, 5.00%, 06/01/46	5,500	7,068,710
California Educational Facilities Authority, Refunding RB, 5.25%, 04/01/40	5,000	6,423,825
California Infrastructure & Economic Development Bank, RB(d)
Series A, 4.13%, 01/01/35	1,010	893,757
Series A, 5.00%, 01/01/55	2,300	2,265,693
Series A-2, 5.00%, 01/01/24	575	576,183
California Infrastructure & Economic Development Bank, RB, CAB
0.01%, 01/01/35	2,695	1,221,587
0.01%, 01/01/60	37,500	2,980,275
Class B, Class B, 0.00%, 01/01/61(b)(d)	17,940	1,527,663
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 1.84%, 10/01/31	1,100	913,684
California Municipal Finance Authority, RB
5.00%, 06/15/41(d)	925	908,301
6.00%, 07/01/44	500	510,894
5.00%, 06/15/51(d)	1,385	1,333,993
Series A, 5.50%, 08/01/34(d)	285	291,479
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/39	1,785	1,866,728

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, Refunding RB (continued)
5.00%, 08/01/48	$2,140	$2,198,033
California Public Finance Authority, RB(d)
Series A, 5.00%, 07/01/36	385	370,860
Series A, 5.00%, 07/01/44	375	348,776
Series A, 5.00%, 07/01/54	520	465,394
Series B, 5.00%, 07/01/26	265	260,856
California School Finance Authority, RB(d)
5.00%, 06/01/40	1,420	1,464,858
5.00%, 06/01/50	2,240	2,292,857
5.00%, 06/01/59	3,565	3,630,860
Series A, 5.00%, 06/01/33	525	532,297
Series A, 5.00%, 06/01/43	525	528,148
Series A, 5.00%, 06/01/49	7,105	7,162,138
Series A, 6.00%, 07/01/51	1,500	1,569,330
Series A, 5.00%, 06/01/55	1,000	993,309
Series A, 5.00%, 06/01/58	3,355	3,372,627
Series A, 6.00%, 06/01/59	8,925	9,086,382
Series B, 6.00%, 06/01/31	735	672,605
California State University, RB, Series C, 4.00%, 11/01/45	23,825	24,577,799
California State University, Refunding RB
Series B, 1.85%, 11/01/31	6,750	5,612,800
Series B, 2.53%, 11/01/33	2,580	2,199,133
Series B2, 0.55%, 11/01/49(a)	11,750	10,884,166
Series D, 1.69%, 11/01/29	5,000	4,305,160
California Statewide Communities Development Authority, Refunding RB(d)
Series A, 5.00%, 06/01/36	2,900	3,031,260
Series A, 5.00%, 06/01/46	4,100	4,208,966
Hastings Campus Housing Finance Authority, RB, Series A, 5.00%, 07/01/61	7,640	7,908,882
University of California, RB, Series AV, 5.25%, 05/15/42	12,305	13,656,446
University of California, RB, BAB, 6.30%, 05/15/50	3,790	4,243,284
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	35,980	37,306,187
Series Q, 4.00%, 05/15/39	10,555	11,036,287
Series Q, 4.00%, 05/15/41	12,000	12,409,080
Series Q, 5.00%, 05/15/46	7,565	8,476,439

		216,438,204

Health — 6.5%
California Health Facilities Financing Authority, Refunding RB
4.00%, 05/15/46	5,000	4,967,175
4.00%, 05/15/51	3,000	2,951,946
Series A, 4.00%, 04/01/36	4,870	4,931,411
Series A, 5.00%, 11/15/38	13,040	14,067,982
Series A, 4.00%, 04/01/40	1,000	1,011,605
Series A, 4.00%, 11/15/40	1,560	1,602,749
Series A, 5.00%, 08/15/41	1,035	1,179,594
Series A, 4.00%, 04/01/44	8,390	8,231,270
Series A, 4.00%, 04/01/45	1,610	1,579,336
Series A, 4.00%, 08/15/48	67,395	68,610,536
Series A, 4.00%, 08/15/50	30,325	30,560,504
Series A-2, 4.00%, 11/01/44	21,375	21,637,335
California Municipal Finance Authority, Refunding RB(d)
Series A, 5.00%, 11/01/39	980	1,045,351
Series A, 5.00%, 11/01/49	1,105	1,149,356

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Public Finance Authority, RB
2.88%, 05/15/27(d)	$1,005	$969,632
Series A, 4.00%, 07/15/38	1,000	1,032,593
Series A, 4.00%, 07/15/39	1,500	1,527,495
Series A, 4.00%, 07/15/40	1,250	1,267,076
Series A, 4.00%, 07/15/41	3,320	3,351,361
Series A, 5.00%, 07/15/46	5,250	5,871,642
Series A, 4.00%, 07/15/51	5,000	5,017,535
California Public Finance Authority, Refunding RB, Series A, 4.00%, 08/01/47	5,050	5,081,017
City of Corona, RB, 2.24%, 05/01/30	10,000	8,700,840
City of Huntington Beach California, Refunding RB, 2.32%, 06/15/30	2,750	2,345,662

		198,691,003

Housing — 4.2%
California Community Housing Agency, RB, M/F Housing(d)
4.00%, 08/01/46	3,200	2,673,530
3.00%, 08/01/56	4,840	3,612,131
Series A, 5.00%, 04/01/49	2,630	2,331,642
Series A-1, 4.00%, 08/01/50	1,605	1,268,210
Series A-1, 3.00%, 02/01/57	8,330	5,974,584
Series A-2, 4.00%, 02/01/50	1,535	1,228,169
Series A-2, 4.00%, 08/01/51	10,420	8,249,462
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	8,932	8,318,652
Class A, (FHLMC ), 3.75%, 03/25/35	19,841	20,349,989
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA ), 2.55%, 07/01/39	21,506	18,342,145
CMFA Special Finance Agency VII RB, Series A1, 3.00%, 08/01/56(d)	1,430	1,022,295
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	2,165	1,603,648
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(d)	2,740	2,215,038
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A, 4.00%, 12/01/45	3,965	3,261,637
Series A-1, 3.00%, 12/01/56	675	474,644
Series A-2, 4.00%, 08/01/45	5,065	4,131,460
CSCDA Community Improvement Authority, RB, M/F Housing(d)
2.65%, 12/01/46	4,765	3,796,650
3.13%, 07/01/56	5,620	4,059,208
4.00%, 07/01/56	4,775	4,065,836
4.00%, 03/01/57	500	389,326
3.25%, 04/01/57	5,075	3,892,835
3.25%, 05/01/57	4,730	3,479,572
4.00%, 06/01/57	535	415,274
4.00%, 07/01/58	2,150	1,564,402
Series A, 5.00%, 07/01/51	1,375	1,339,187
Series A, 3.00%, 09/01/56	2,045	1,523,535
Series A2, 3.25%, 07/01/56	3,395	2,471,764
Series B, 4.00%, 02/01/57	1,450	1,104,501
Series B, 4.00%, 07/01/58	2,450	1,824,875
Series B, 4.00%, 12/01/59	2,925	2,100,355
Senior Lien, 3.00%, 06/01/47	3,625	2,839,955
Senior Lien, 3.25%, 05/01/57	2,265	1,662,999

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(d) (continued)
Senior Lien, 3.13%, 06/01/57	$5,030	$3,632,108
Series B, Sub Lien, 4.00%, 12/01/59	4,580	2,926,702

		128,146,320

State — 5.3%
California State Public Works Board, RB
4.00%, 11/01/46	13,750	14,193,713
Series B, 4.00%, 05/01/38	1,000	1,027,154
Series B, 4.00%, 05/01/40	9,775	10,042,835
Series B, 4.00%, 05/01/46	14,565	14,853,766
Series C, 5.00%, 11/01/44	29,985	33,620,501
Series D, 4.00%, 11/01/41	3,110	3,281,081
Series D, 4.00%, 05/01/42	5,000	5,251,440
Series D, 4.00%, 05/01/46	7,840	8,103,095
California State University, Refunding RB, Series B, 1.67%, 11/01/29	9,000	7,722,783
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	1,375	1,482,339
Series A, 5.00%, 09/02/44	675	720,137
Series A, 5.00%, 09/02/48	675	718,539
El Dorado Irrigation District, Refunding RB, Series C, 2.06%, 03/01/29	3,500	3,022,887
Sacramento Area Flood Control Agency, SAB, 4.00%, 10/01/43	8,245	8,458,430
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	1,000	952,134
Series D, 0.00%, 08/01/31	3,000	1,933,275
State of California, Refunding GO
4.00%, 11/01/36	5,000	5,306,425
4.00%, 10/01/37	1,705	1,789,512
5.00%, 10/01/37	5,000	5,919,525
4.00%, 10/01/39	1,210	1,252,395
4.00%, 03/01/46	1,000	1,027,857
4.00%, 04/01/49	28,020	29,250,778

		159,930,601

Tobacco — 1.6%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	1,070	1,149,866
Series A, 5.00%, 06/01/47	2,595	2,595,239
Series A, 4.00%, 06/01/49	1,540	1,481,247
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.01%, 06/01/55	7,620	1,363,789
California Statewide Financing Authority, RB, CAB, Series D, 0.00%, 06/01/55(b)(d)	16,500	957,479
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 2.75%, 06/01/34	5,175	4,409,685
Series A-1, 3.49%, 06/01/36	5,000	4,247,475
Subordinate, 3.85%, 06/01/50	6,020	5,455,949
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(b)	40,005	5,270,939
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	4,220	3,668,260

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Silicon Valley Tobacco Securitization Authority, RB, CAB, Series D, 0.00%, 06/01/56(b)	$29,500	$2,813,090
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	14,360	15,154,398

		48,567,416

Transportation — 14.2%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB, Series B, 5.56%, 07/01/32	1,000	1,067,409
City of Long Beach CA Harbor Revenue RB, Series A, 5.00%, 05/15/49	10,000	11,051,250
City of Los Angeles Department of Airports, ARB
Series A, AMT, 4.00%, 05/15/40	15,545	15,531,833
Series A, AMT, 5.00%, 05/15/40	6,615	6,864,597
Series A, AMT, 4.00%, 05/15/41	10,000	9,921,340
Series A, AMT, 4.00%, 05/15/42	14,970	14,733,699
Series A, AMT, 5.00%, 05/15/42	23,725	25,165,392
Series B, AMT, 5.00%, 05/15/41	18,710	19,664,734
Series C, AMT, 5.00%, 05/15/45	20,000	21,726,420
Series D, AMT, 5.00%, 05/15/41	8,850	9,172,167
City of Los Angeles Department of Airports, Refunding ARB
Series B, 5.00%, 05/15/45	1,095	1,223,001
Series A, AMT, 5.00%, 05/15/46	14,800	16,220,904
Series D, AMT, Subordinate, 5.00%, 05/15/46	10,375	11,398,888
City of Los Angeles Department of Airports, Refunding RB, Series B, 4.00%, 05/15/40	4,000	4,073,672
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/41	20,000	21,018,120
Port of Los Angeles, Refunding RB, Series C, 4.00%, 08/01/39	3,355	3,419,889
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/46	23,090	25,568,434
San Diego County Regional Airport Authority, RB
Series B, AMT, Subordinate, 4.00%, 07/01/39	2,455	2,480,147
Series A, Subordinate, 4.00%, 07/01/46	6,020	6,115,862
Series A, Subordinate, 5.00%, 07/01/46	19,560	22,063,289
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	5,000	5,323,510
Series A, AMT, 5.00%, 05/01/40	8,875	9,119,524
Series A, AMT, 5.00%, 05/01/42	31,420	33,138,265
Series A, AMT, 5.25%, 05/01/42	40,370	43,339,779
Series A, AMT, 5.00%, 05/01/44	10,125	10,346,950
Series A, AMT, 5.00%, 05/01/49	10,145	10,837,295
Series B, AMT, 5.00%, 05/01/41	29,960	31,367,850
Series E, AMT, 5.00%, 05/01/38	9,055	9,822,384
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, 5.00%, 10/01/46	4,000	4,620,220
Series A, AMT, 4.00%, 05/01/52	1,930	1,870,272
San Francisco Municipal Transportation Agency, RB
Series C, 4.00%, 03/01/46	19,285	19,855,952
Series C, 4.00%, 03/01/51	2,145	2,204,747

		430,327,795

Utilities — 23.4%
Anaheim Housing & Public Improvements Authority, Refunding RB, Series A, 5.00%, 10/01/52	8,040	8,723,593

Security	Par (000)	Value

Utilities (continued)
California Statewide Communities Development Authority, Refunding RB, 1.68%, 02/01/29	$1,000	$848,398
City of Los Angeles CA Wastewater System Revenue, Refunding RB
Series A, Subordinate, 5.00%, 06/01/47	12,020	14,086,707
Series A, Subordinate, 4.00%, 06/01/52	10,000	10,313,460
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	20,000	22,198,420
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 5.00%, 06/01/43	10,000	11,169,590
City of Sacramento California Water Revenue, RB, 5.00%, 09/01/42	6,465	7,014,984
City of San Francisco CA Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	1,865	1,906,056
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
4.00%, 11/01/39	5,000	5,175,220
Series A, 4.00%, 11/01/50	7,725	7,880,806
Contra Costa Water District, Refunding RB, Series W, 4.00%, 10/01/46	14,440	14,950,136
East Bay Municipal Utility District Water System Revenue, RB, Series A, 4.00%, 06/01/45	4,885	5,008,156
Eastern Municipal Water District Financing Authority, RB, Series D, 5.25%, 07/01/42	18,500	20,501,163
Eastern Municipal Water District Financing Authority, Refunding RB, Series A, 4.00%, 07/01/38	2,150	2,204,550
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, Refunding RB, 4.00%, 10/01/42	5,000	5,154,000
Los Angeles Department of Water & Power Power System Revenue RB, Series A, 5.00%, 07/01/39	3,620	4,081,456
Los Angeles Department of Water & Power Water System Revenue Refunding RB
Series A, 5.00%, 07/01/50	21,650	24,567,619
Series B, 4.00%, 07/01/49	7,500	7,842,300
Series B, 5.00%, 07/01/49	1,845	2,107,175
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	53,760	57,886,723
Series A, 5.25%, 07/01/44	10,650	11,690,867
Series B, 5.00%, 07/01/47	15,730	18,238,054
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/46	35,325	40,921,858
Metropolitan Water District of Southern California, RB
0.00%, 06/15/22(b)	26,620	30,351,006
Series A, 5.00%, 07/01/40	16,105	17,165,112
Metropolitan Water District of Southern California, Refunding RB
5.00%, 01/01/38	7,000	7,859,572
Series A, 5.00%, 10/01/49	4,420	4,839,622
Series C, 5.00%, 07/01/38	475	543,491
Series C, 5.00%, 07/01/39	21,650	24,753,484
Northern California Power Agency, RB, BAB, Series A, 7.31%, 06/01/40	2,150	2,726,854
Rancho Water District Financing Authority, Refunding RB
Series A, 4.00%, 08/01/39	4,450	4,642,551

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Rancho Water District Financing Authority, Refunding RB (continued)
Series A, Refunding RB, 4.00%, 08/01/38	$4,500	$4,724,541
Sacramento County Sanitation Districts Financing Authority, Refunding RB
Series A, 5.00%, 12/01/45	10,015	11,556,769
Series A, 5.00%, 12/01/50	21,195	24,441,120
Sacramento Municipal Utility District, RB
Series G, 5.00%, 08/15/38	22,390	25,262,570
Series G, 5.00%, 08/15/41	20,000	22,430,640
Sacramento Municipal Utility District, Refunding RB
Series H, 4.00%, 08/15/40	7,700	7,908,262
Series H, 4.00%, 08/15/45	1,000	1,023,090
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/36	5,000	5,425,215
Series A, 4.00%, 08/01/36	500	528,723
Series A, 4.00%, 08/01/37	1,000	1,051,888
Series A, 5.00%, 05/15/38	13,595	14,708,580
Series A, 4.00%, 08/01/38	1,000	1,051,455
Series A, 4.00%, 08/01/39	1,250	1,313,584
Series A, 4.00%, 08/01/40	1,915	2,003,450
Series A, 4.00%, 08/01/45	14,620	15,173,864
Series B, 5.00%, 08/01/38	16,460	17,825,867
Series A, Subordinate, 5.00%, 08/01/43	33,820	37,073,247
Series A, Subordinate, 5.25%, 08/01/47	15,280	16,867,852
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB
Series A, 4.00%, 11/01/41	2,515	2,581,137
Series A, 4.00%, 11/01/43	2,390	2,440,412
Series B, 4.00%, 11/01/46	4,160	4,203,006
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 1.00%, 10/01/26	27,880	26,339,407
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB
Series B, 4.00%, 10/01/42	17,010	17,085,592
Series B, 5.00%, 10/01/43	2,965	3,422,879
Series B, 5.00%, 10/01/44	2,515	2,902,285
Series B, 5.00%, 10/01/48	4,290	4,953,110
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	3,000	3,077,463
State of California Department of Water Resources, Refunding RB
Series AW, 4.00%, 12/01/34	24,000	24,974,544
Series BC, 1.32%, 12/01/28	4,000	3,415,176
Western Municipal Water District Facilities Authority, Refunding RB
Series A, 5.00%, 10/01/38	2,750	3,167,125
Series A, 5.00%, 10/01/39	2,900	3,332,532

		709,618,368

Total Municipal Bonds in California		2,400,781,283

Illinois — 0.3%

County/City/Special District/School District — 0.3%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	6,925	7,314,510

Security	Par (000)	Value

Puerto Rico — 7.8%

State — 4.4%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(b)	$19,364	$10,069,128
0.00%, 11/01/51(b)	25,882	11,582,309
Series A1, Restructured, 5.63%, 07/01/29	5,196	5,749,168
Series A1, Restructured, 5.75%, 07/01/31	2,021	2,288,164
Series A1, Restructured, 4.00%, 07/01/33	1,917	1,871,078
Series A1, Restructured, 4.00%, 07/01/35	1,723	1,671,714
Series A1, Restructured, 4.00%, 07/01/37	1,479	1,425,191
Series A1, Restructured, 4.00%, 07/01/41	2,010	1,915,052
Series A1, Restructured, 4.00%, 07/01/46	2,091	1,952,334
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(b)	2,467	1,476,570
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	38,748	38,908,804
Series A-1, Restructured, 5.00%, 07/01/58	16,743	17,022,943
Series A-2, Restructured, 4.33%, 07/01/40	11,004	10,969,613
Series A-2, Restructured, 4.54%, 07/01/53	114	113,168
Series A-2, Restructured, 4.78%, 07/01/58	15,623	15,715,644
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	1,117	832,221
Series A-1, Restructured, 0.00%, 07/01/31	1,330	895,795
Series A-1, Restructured, 0.00%, 07/01/33	1,909	1,165,883
Series A-1, Restructured, 0.00%, 07/01/46	17,313	5,192,169
Series B-1, Restructured, 0.00%, 07/01/46	5,761	1,718,927

		132,535,875

Tobacco — 0.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(b)	150,000	9,152,550

Utilities — 3.1%
Puerto Rico Electric Power Authority, RB
3rd Series, 5.40%, 01/01/20(e)(f)	593	581,583
Series A, 5.00%, 07/01/29(e)(f)	4,130	3,822,852
Series A, 7.00%, 07/01/33(e)(f)	2,230	2,185,400
Series A, 6.75%, 07/01/36(e)(f)	7,630	7,477,400
Series A, 5.00%, 07/01/42(e)(f)	8,830	8,173,313
Series A, 7.00%, 07/01/43(e)(f)	955	935,900
Series A-3, 10.00%, 07/01/19(e)(f)	2,137	2,318,115
Series B-3, 10.00%, 07/01/19(e)(f)	2,137	2,318,116
Series C-1, 5.40%, 01/01/18(e)(f)	5,870	5,752,549
Series C-2, 5.40%, 07/01/18(e)(f)	5,871	5,753,480
Series C-4, 5.40%, 07/01/20(e)(f)	593	581,583
Series CCC, 5.25%, 07/01/26(e)(f)	1,680	1,555,058
Series CCC, 5.25%, 07/01/28(e)(f)	955	883,977
Series D-4, 7.50%, 07/01/20	1,638	1,605,240
Series TT, 5.00%, 07/01/25(e)(f)	480	444,302
Series TT, 5.00%, 07/01/26(e)(f)	1,285	1,189,435
Series WW, 5.50%, 07/01/19(e)(f)	3,405	3,151,770
Series WW, 5.38%, 07/01/24(e)(f)	875	809,926
Series WW, 5.25%, 07/01/33(e)(f)	885	819,183
Series WW, 5.50%, 07/01/38(e)(f)	1,170	1,082,987
Series XX, 5.25%, 07/01/27(e)(f)	645	597,031
Series XX, 5.25%, 07/01/35(e)(f)	400	370,252
Series XX, 5.75%, 07/01/36(e)(f)	555	513,725
Series XX, 5.25%, 07/01/40(e)(f)	11,490	10,635,489
Puerto Rico Electric Power Authority, Refunding RB(e)(f)
Series AAA, 5.25%, 07/01/22	2,150	1,990,104

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Refunding RB(e)(f) (continued)
Series AAA, 5.25%, 07/01/27	$6,540	$6,053,620
Series AAA, 5.25%, 07/01/28	4,690	4,341,205
Series AAA, 5.25%, 07/01/29	530	490,584
Series BBB, 5.40%, 07/01/28	2,805	2,596,695
Series UU, 1.00%, 07/01/19(a)	355	319,500
Series UU, 1.16%, 07/01/19(a)	395	355,500
Series UU, 1.00%, 07/01/20(a)	3,175	2,857,500
Series UU, 1.35%, 07/01/31(a)	3,765	3,388,500
Series YY, 6.13%, 07/01/40	4,060	3,758,496
Series ZZ, 5.25%, 07/01/19	2,945	2,725,980
Series ZZ, 5.25%, 07/01/24	1,990	1,842,004
Series ZZ, 5.00%, 07/01/28	990	916,374
Series ZZ, 5.00%, 07/01/49	925	856,208

		96,050,936

Total Municipal Bonds in Puerto Rico		237,739,361

Total Municipal Bonds — 87.2% (Cost: $2,743,125,172)		2,645,835,154

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 10.8%

County/City/Special District/School District — 0.7%
Irvine Ranch Water District, COP, 5.00%, 03/01/46	19,330	20,616,460

Education — 4.1%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	35,250	39,396,369
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,370	17,461,250
University of California, RB, Series M, 5.00%, 05/15/42	20,000	21,733,540
University of California, Refunding RB, Series AZ, 5.00%, 05/15/43	41,740	46,483,834

		125,074,993

State — 0.7%
State of California, Refunding GO, 5.25%, 10/01/39	18,150	19,916,431

Utilities — 5.3%
City of Los Angeles Department of Airports, ARB, AMT, Series A, 5.00%, 05/15/34	11,635	13,212,663
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	27,045	30,061,274
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	36,105	39,189,348
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/51	29,545	33,788,549
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	41,405	45,581,897

		161,833,731

Total Municipal Bonds in California		327,441,615

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8% (Cost: $326,554,928)		327,441,615

Total Long-Term Investments — 98.3% (Cost: $3,081,288,452)		2,982,560,013

Security	Par (000)	Value

Short-Term Securities

Commercial Paper — 0.7%
San Diego Public Facilities Financing Authority Water Revenue, 0.30%, 09/08/22	$22,972	$22,897,406

	Shares

Money Market Funds — 4.1%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.50%(h)(i)	124,866,381	124,791,461

Total Short-Term Securities — 4.8% (Cost: $147,758,362)		147,688,867

Total Investments — 103.1% (Cost: $3,229,046,814)		3,130,248,880

Other Assets Less Liabilities — 1.8%		52,794,119

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%		(147,934,353)

Net Assets — 100.0%		$3,035,108,646

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$153,125,894	$—	$(28,205,111	)(a)	$(98,789)	$(30,533)	$124,791,461	124,866,381	$194,220	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	3,968	09/21/22	$473,742	$2,271,114
U.S. Long Bond	2,681	09/21/22	373,581	4,567,728
5-Year U.S. Treasury Note	2,098	09/30/22	236,976	490,176

				$7,329,018

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$7,329,018	$—	$7,329,018

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$56,603,798	$—	$56,603,798

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$7,941,442	$—	$7,941,442

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock California Municipal Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$816,390,244

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$9,283,244	$—	$9,283,244
Municipal Bonds	—	2,645,835,154	—	2,645,835,154
Municipal Bonds Transferred to Tender Option Bond Trusts	—	327,441,615	—	327,441,615
Short-Term Securities
Commercial Paper	—	22,897,406	—	22,897,406
Money Market Funds	124,791,461	—	—	124,791,461

	$124,791,461	$3,005,457,419	$—	$3,130,248,880

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$7,329,018	$—	$—	$7,329,018

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $147,794,979 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments May 31, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$500	$552,822

New Jersey — 77.3%

Corporate — 2.3%
New Jersey Economic Development Authority, RB, AMT, 4.00%, 08/01/59	4,200	3,954,409
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	1,360	1,298,554
3.50%, 04/01/42	720	692,661
Series A, AMT, 2.20%, 10/01/39(a)	2,130	1,973,162

		7,918,786

County/City/Special District/School District — 16.8%
Carlstadt School District, Refunding GO, (SCH BD RES FD), 4.00%, 05/01/30	1,415	1,459,169
City of Bayonne New Jersey, Refunding GO, (BAM SAW), 5.00%, 07/01/26(b)	860	958,968
City of East Orange New Jesery, Refunding GO
(AGM), 3.00%, 09/15/30	2,200	2,208,565
(AGM), 3.00%, 09/15/31	2,200	2,192,434
City of Perth Amboy New Jersey, Refunding GO, Series A, (BAM), 4.00%, 03/15/29	1,200	1,295,474
Clifton Board of Education, GO
(AGM), 2.25%, 08/15/45	1,790	1,233,022
(AGM), 2.25%, 08/15/46	1,850	1,259,646
County of Mercer New Jersey, Refunding GO
2.38%, 02/15/30	1,400	1,345,623
3.00%, 02/15/31	1,585	1,594,212
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/44	7,470	7,626,952
Essex County Improvement Authority, Refunding RB, (NPFGC GTD), 5.50%, 10/01/29	1,500	1,804,639
Ewing Township Board of Education, GO
(SCH BD RES FD), 4.00%, 07/15/38	920	942,913
(SCH BD RES FD), 4.00%, 07/15/39	840	859,088
Hudson County Improvement Authority, RB
3.00%, 10/01/36	5,950	5,459,208
4.00%, 10/01/51	3,500	3,415,972
Monmouth County Improvement Authority, RB
Series B, (GTD), 4.00%, 12/01/38	250	260,356
Series B, (GTD), 4.00%, 12/01/39	590	612,966
Monmouth Regional High School District, GO, (SCH BD RES FD), 3.00%, 02/01/34	1,260	1,225,954
New Jersey Economic Development Authority, RB
5.00%, 06/15/23(b)	2,000	2,065,268
Series AAA, 5.00%, 06/15/41	1,990	2,086,778
Series KK, 5.00%, 09/01/22(b)	1,070	1,080,465
Series QQQ, 4.00%, 06/15/50	1,075	1,043,988
Series B, AMT, 6.50%, 04/01/31	1,605	1,715,263
Newark Board of Education, Refunding GO
(SCH BD RES FD), 5.00%, 07/15/22	75	75,275
(SCH BD RES FD), 5.00%, 07/15/23	150	153,960
(SCH BD RES FD), 5.00%, 07/15/24	225	234,831
(BAM), 5.00%, 07/15/25	125	132,965
(BAM), 5.00%, 07/15/26	140	151,187

Security	Par (000)	Value

County/City/Special District/School District (continued)
Newark Board of Education, Refunding GO (continued)
(BAM), 5.00%, 07/15/27	$175	$191,409
(BAM), 3.00%, 07/15/39	630	551,670
Sparta Township Board of Education, Refunding GO, (SCH BD RES FD), 5.00%, 02/15/25(b)	1,350	1,458,001
Toms River Board of Education, GO, (SCH BD RES FD), 3.00%, 07/15/37	4,605	4,293,707
Township of Bloomfield New Jersey, Refunding GO
3.00%, 02/01/32	1,000	1,002,903
3.00%, 02/01/33	1,040	1,038,586
Township of Irvington New Jersey, Refunding GO, Series A, (AGM), 5.00%, 07/15/24(b)	2,445	2,602,700
Township of Monroe New Jersey/Gloucester County, Refunding GO
3.00%, 05/01/32	405	405,848
3.00%, 06/01/37	385	364,460
3.00%, 06/01/38	410	383,378
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 4.75%, 12/01/31	1,240	1,242,570

		58,030,373

Education — 10.6%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	1,250	1,252,305
Gloucester County Improvement Authority, RB
5.00%, 07/01/44	530	554,341
Series A, 5.00%, 07/01/34	1,855	1,966,517
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,000	1,032,402
Series A, 5.00%, 07/01/27(c)	170	172,276
Series A, 5.13%, 11/01/29(c)	100	102,012
Series A, 5.25%, 07/01/37(c)	470	475,965
Series A, 6.25%, 11/01/38(c)	210	224,342
Series A, 5.00%, 06/15/39(c)	825	836,512
Series A, 5.00%, 07/01/47	265	266,269
Series A, 5.38%, 07/01/47(c)	815	822,672
Series A, 5.00%, 12/01/48	2,190	2,279,389
Series A, 5.00%, 06/15/49(c)	135	135,945
Series A, 5.00%, 07/01/50	200	203,738
Series A, 6.50%, 11/01/52(c)	1,210	1,292,482
Series A, 5.25%, 11/01/54(c)	1,100	1,051,883
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,760	2,991,183
(AGM), 5.00%, 06/01/42	690	743,300
Series A, 3.50%, 09/01/22(c)	40	40,040
Series A, 4.75%, 08/01/24(c)	150	151,974
Series A, 5.63%, 08/01/34(c)	250	256,322
Series A, 5.00%, 09/01/37(c)	315	321,151
Series A, 5.88%, 08/01/44(c)	430	441,384
Series A, 5.13%, 09/01/52(c)	1,000	1,014,380
New Jersey Educational Facilities Authority, RB
Series C, (AGM), 3.25%, 07/01/49	290	257,753
Series C, (AGM), 4.00%, 07/01/50	245	250,441
New Jersey Educational Facilities Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,005	2,108,185
Series B, 5.00%, 07/01/32	2,465	2,666,211
Series B, 5.00%, 07/01/42	560	561,720
Series H, (AGM), 4.00%, 07/01/39	715	724,073

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, RB, Sub-Series C, AMT, 4.00%, 12/01/48	$700	$672,538
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series A, 2.38%, 12/01/29	350	333,710
Series B, AMT, 3.00%, 12/01/32	1,835	1,708,458
Series B, AMT, 4.00%, 12/01/41	950	947,564
Sub-Series C, AMT, 3.63%, 12/01/49	1,065	865,161
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,075	1,124,514
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/22(b)	460	461,466
Series A, 5.00%, 07/01/40	5,000	5,239,975

		36,550,553

Health — 12.8%
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	270	293,044
5.00%, 01/01/39	270	291,178
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	4,660	4,993,041
2.38%, 07/01/46	3,740	2,707,472
3.00%, 07/01/51	5,395	4,401,143
4.00%, 07/01/51	600	605,078
Series A, 5.25%, 07/01/35	1,460	1,505,279
Series A, 5.00%, 07/01/39	1,150	1,192,697
Series A, 5.00%, 07/01/43	1,535	1,589,654
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 08/15/23(b)	460	478,031
5.00%, 07/01/24(b)	2,950	3,137,180
5.00%, 07/01/27	1,500	1,503,849
5.00%, 07/01/29	285	296,887
5.00%, 07/01/34	1,000	1,073,250
5.00%, 07/01/39	4,060	4,328,350
4.00%, 07/01/41	1,000	1,006,364
5.00%, 07/01/45(a)	1,000	1,104,937
Series A, 5.00%, 07/01/22(b)	3,230	3,240,307
Series A, 4.00%, 07/01/32	2,300	2,377,968
Series A, 5.00%, 07/01/37	6,000	6,540,576
Series A, 5.00%, 07/01/43	1,290	1,365,704

		44,031,989

Housing — 2.8%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	930	723,436
Series H, 2.30%, 10/01/46	695	521,953
Series H, 2.40%, 04/01/52	695	512,513
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	350	293,897
Series A, (HUD SECT 8), 2.45%, 11/01/45	240	185,071
Series A, (HUD SECT 8), 2.65%, 11/01/46	350	271,151
Series A, 4.00%, 11/01/48	150	144,263
Series A, (HUD SECT 8), 2.55%, 11/01/50	220	164,140
Series A, (HUD SECT 8), 2.70%, 11/01/51	350	260,497
Series A, 4.10%, 11/01/53	100	100,098
Series A, (HUD SECT 8), 2.63%, 11/01/56	220	157,690

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing (continued)
Series A, (HUD SECT 8), 2.75%, 11/01/56	$350	$253,127
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	930	934,150
Series E, 2.25%, 10/01/40	730	597,608
Series E, 2.40%, 10/01/45	555	439,970
Newark Housing Authority, RB, M/F Housing
Series A, 5.00%, 12/01/30	1,640	1,691,496
Series A, 4.38%, 12/01/33	2,515	2,538,120

		9,789,180

State — 17.9%
Casino Reinvestment Development Authority, Inc., Refunding RB
(AGM), 4.00%, 11/01/34	500	505,579
5.25%, 11/01/39	1,020	1,065,237
5.25%, 11/01/44	1,590	1,653,272
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	2,565	2,943,845
Garden State Preservation Trust, RB, CAB(d)
Series B, (AGM), 0.00%, 11/01/24	10,000	9,485,470
Series B, (AGM), 0.00%, 11/01/27	4,135	3,559,028
New Jersey Economic Development Authority, RB
4.00%, 06/15/49	1,190	1,146,877
Series A, (NPFGC), 5.25%, 07/01/26	1,000	1,096,049
Series A, 5.00%, 06/15/42	4,545	4,798,656
Series DDD, 5.00%, 06/15/42	3,000	3,140,616
Series EEE, 5.00%, 06/15/43	2,155	2,297,743
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22(b)(e)	2,340	2,343,303
Series PP, 4.00%, 06/15/24(b)	4,875	5,081,700
Sub-Series A, 5.00%, 07/01/33	125	132,871
Sub-Series A, 4.00%, 07/01/34	165	165,374
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	2,403	2,540,168
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/33	1,750	1,804,313
New Jersey Health Care Facilities Financing Authority, RB, 5.00%, 09/15/29	2,000	2,054,138
New Jersey Transportation Trust Fund Authority, RB
Series AA, 4.00%, 06/15/45	775	776,574
Series AA, 5.00%, 06/15/45	1,000	1,029,970
Series BB, 5.00%, 06/15/44	500	529,988
Series BB, 5.00%, 06/15/50	535	568,205
Series S, 5.25%, 06/15/43	1,720	1,846,657
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(d)	10,000	4,777,600
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	1,775	1,911,476
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/48	2,380	2,459,128
State of New Jersey, GO, 2.00%, 06/01/37	2,600	2,036,970

		61,750,807

Tobacco — 1.4%
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/46	1,500	1,589,390

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) May 31, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 06/01/46	$915	$983,398
Sub-Series B, 5.00%, 06/01/46	2,000	2,045,700

		4,618,488

Transportation — 12.6%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.13%, 01/01/39	1,000	1,042,607
AMT, (AGM), 5.13%, 07/01/42	1,000	1,040,071
AMT, 5.38%, 01/01/43	905	925,461
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/36	1,250	1,374,030
4.00%, 06/15/46	650	635,134
Series A, 5.00%, 06/15/30	1,250	1,338,790
Series AA, 5.25%, 06/15/31	2,000	2,052,948
Series AA, 4.00%, 06/15/36	1,435	1,438,463
Series B, 5.00%, 06/15/33	550	591,063
New Jersey Transportation Trust Fund Authority, RB, CAB(d)
Series A, 0.00%, 12/15/32	10,000	6,769,740
Series A, 0.00%, 12/15/35	8,900	5,090,373
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/26	300	324,005
Series A, 5.00%, 06/15/31	3,230	3,469,615
Series A, 5.00%, 06/15/32	500	554,569
Series A, 4.00%, 06/15/34	1,300	1,322,574
Series A, 4.00%, 06/15/35	2,400	2,441,782
Series A, 5.00%, 12/15/35	455	487,446
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	2,000	2,093,980
New Jersey Turnpike Authority, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 01/01/30	1,000	1,181,409
Series B, 5.00%, 01/01/34	1,600	1,783,746
Series E, 5.00%, 01/01/32	1,350	1,514,686
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	3,545	3,826,218
South Jersey Transportation Authority, Refunding RB
Series A, 5.00%, 11/01/22(b)	15	15,241
Series A, 5.00%, 11/01/32	440	457,085
Series A, 5.00%, 11/01/33	250	258,655
Series A, 5.00%, 11/01/39	1,500	1,542,244

		43,571,935

Utilities — 0.1%
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24	250	260,273
New Jersey Infrastructure Bank, RB, 2.00%, 09/01/43	240	170,079

		430,352

Total Municipal Bonds in New Jersey		266,692,463

New York — 5.8%

Transportation — 5.8%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,074,493
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	2,345	2,394,737
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	3,545	3,516,165

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, ARB (continued)
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	$2,170	$2,154,864
Series 221, AMT, 5.00%, 07/15/31	3,250	3,690,349
Port Authority of New York & New Jersey, Refunding ARB
Series 205th, 5.00%, 11/15/42	1,975	2,139,622
178th Series, AMT, 5.00%, 12/01/43	285	290,730
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	3,000	3,094,302
Series 223, AMT, 4.00%, 07/15/46	950	943,232
Series 223, AMT, 4.00%, 07/15/51	590	584,261

Total Municipal Bonds in New York		19,882,755

Pennsylvania — 0.6%

Transportation — 0.6%
Delaware River Port Authority, RB, 5.00%, 01/01/40	1,500	1,533,417
Delaware River Port Authority, Refunding RB, 5.00%, 01/01/27	415	421,902

Total Municipal Bonds in Pennsylvania		1,955,319

Puerto Rico — 3.5%

State — 3.0%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	1,044	1,154,679
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,932	2,944,168
Series A-1, Restructured, 5.00%, 07/01/58	3,105	3,156,916
Series A-2, Restructured, 4.33%, 07/01/40	580	578,205
Series A-2, Restructured, 4.78%, 07/01/58	1,757	1,767,419
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	1,867	559,913
Series A-1, Restructured, 0.00%, 07/01/51	1,070	235,026
Series B-1, Restructured, 0.00%, 07/01/46	567	169,177

		10,565,503

Utilities — 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.13%, 07/01/37	160	160,328
Series A, Senior Lien, 5.25%, 07/01/42	1,445	1,447,838

		1,608,166

Total Municipal Bonds in Puerto Rico		12,173,669

Total Municipal Bonds — 87.3% (Cost: $302,493,700)		301,257,028

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New Jersey — 8.6%

County/City/Special District/School District — 2.9%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,440	1,544,371
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	2,000	2,004,632
Series A, AMT, 5.25%, 12/01/31	6,275	6,331,727

		9,880,730

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 3.6%
New Jersey Economic Development Authority, Refunding RB(g)
AMT, 3.00%, 08/01/41	$4,622	$4,079,367
AMT, 3.00%, 08/01/43	6,648	5,866,955
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(b)	2,500	2,578,648

		12,524,970

Health — 2.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	7,337	7,377,921

Total Municipal Bonds in New Jersey		29,783,621

New York — 0.5%

Transportation — 0.5%
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,541,960

Total Municipal Bonds in New York		1,541,960

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.1% (Cost: $32,600,418)		31,325,581

Total Long-Term Investments — 96.4% (Cost: $335,094,118)		332,582,609

Short-Term Securities

Commercial Paper — 2.6%
Port Authority of New York & New Jersey, Refunding ARB, 0.83%, 08/04/22	8,840	8,829,905

Security	Shares	Value

Money Market Funds — 3.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.55%(h)(i)	13,300,485	$13,301,815

Total Short-Term Securities — 6.4% (Cost: $22,140,771)		22,131,720

Total Investments — 102.8% (Cost: $357,234,889)		354,714,329
Other Assets Less Liabilities — 2.1%		7,143,894
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.9)%		(16,766,139)

Net Assets — 100.0%		$345,092,084

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 1, 2037, is $5,808,746. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$28,655,380	$—	$(15,346,777	)(a)	$(6,226)	$(562)	$13,301,815	13,300,485	$14,503	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) May 31, 2022	BlackRock New Jersey Municipal Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note.	150	09/21/22	$ 17,909	$123,246
U.S. Long Bond	124	09/21/22	17,279	175,753
5-Year U.S. Treasury Note	160	09/30/22	18,073	38,438

				$337,437

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$337,437	$—	$337,437

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,478,186	$—	$1,478,186

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$341,681	$—	$341,681

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$33,823,207

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$301,257,028	$—	$301,257,028
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	31,325,581	—	31,325,581

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock New Jersey Municipal Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Commercial Paper	$—	$8,829,905	$—	$8,829,905
Money Market Funds	13,301,815	—	—	13,301,815

	$13,301,815	$341,412,514	$—	$354,714,329

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts.	$337,437	$—	$—	$337,437

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $16,738,763 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$820	$906,629

Pennsylvania — 87.7%

Corporate — 4.3%
Pennsylvania Economic Development Financing Authority, RB
AMT, 1.19%, 06/01/41(a)	13,335	12,956,259
Series A, AMT, 0.58%, 08/01/37(a)	5,245	5,006,741
Series A, AMT, 3.25%, 08/01/39(b)	2,800	2,305,593
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	1,355	1,384,704

		21,653,297

County/City/Special District/School District — 20.1%
Altoona Area School District, GO
(BAM SAW), 5.00%, 12/01/25(c)	1,000	1,098,982
Series A, (AGM), 5.00%, 12/01/36	2,895	3,086,270
Bethlehem Area School District, GO
Series A, (BAM SAW), 5.00%, 08/01/34	2,390	2,539,315
Series A, (BAM SAW), 5.00%, 08/01/35	1,790	1,898,982
Boyertown Area School District, GO
(SAW), 5.00%, 10/01/36	890	925,527
(SAW), 5.00%, 10/01/38	1,335	1,381,473
Bristol Township School District, GO, (BAM SAW), 5.00%, 06/01/42	2,550	2,779,569
Catasauqua Area School District, Refunding GO, (BAM SAW), 4.00%, 02/15/42	2,255	2,318,501
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	3,720	3,819,778
City of Philadelphia Pennsylvania, GO, Series B, 5.00%, 02/01/39	2,155	2,378,670
City of Philadelphia Pennsylvania, Refunding GO, Series A, 5.00%, 08/01/37	2,140	2,319,169
Coatesville School District, GO, CAB(d)
Series A, (BAM SAW), 0.00%, 10/01/34	290	176,583
Series A, (BAM SAW), 0.00%, 10/01/35	2,565	1,490,847
Series A, (BAM SAW), 0.00%, 10/01/37	2,505	1,326,600
Coatesville School District, Refunding GO, CAB(d)
Series B, (BAM SAW), 0.00%, 10/01/33	500	318,142
Series B, (BAM SAW), 0.00%, 10/01/34	980	596,729
Series C, (BAM SAW), 0.00%, 10/01/33	640	413,068
County of Lancaster Pennsylvania, Refunding GO
4.00%, 11/01/34	500	523,181
4.00%, 11/01/35	520	542,202
4.00%, 11/01/36	540	561,235
4.00%, 11/01/37	565	585,753
4.00%, 11/01/38	585	605,603
County of Monroe Pennsylvania, GO
Series A, 4.00%, 07/15/31	970	1,035,398
Series A, 4.00%, 07/15/32	1,280	1,358,751
Dallastown Area School District, Refunding GO, (SAW), 5.00%, 04/15/34	1,835	1,935,541
East Pennsboro Area School District, GO
(BAM SAW), 4.00%, 10/01/40	645	656,942
(BAM SAW), 4.00%, 10/01/44	1,530	1,549,058

Security	Par (000)	Value

County/City/Special District/School District (continued)
Easton Area School District, GO, Series B, (SAW), 5.00%, 02/01/31	$1,650	$1,855,405
Fox Chapel Area School District, GO
(SAW), 5.00%, 02/01/39	4,100	4,510,676
(SAW), 5.00%, 02/01/42	6,365	6,967,084
Governor Mifflin School District, GO
Series A, (SAW), 4.00%, 04/01/39	640	658,894
Series A, (SAW), 4.00%, 04/01/40	400	411,677
Series A, (SAW), 4.00%, 04/01/42	1,150	1,177,625
Series A, (SAW), 4.00%, 04/01/43	1,010	1,032,692
Series A, (SAW), 4.00%, 04/01/46	1,185	1,206,330
Manheim Central School District, GO
Series B, (SAW), 4.00%, 05/01/38	1,700	1,740,611
Series B, (SAW), 4.00%, 05/01/39	1,100	1,126,242
Series B, (SAW), 4.00%, 05/01/40	1,000	1,024,030
Manheim Township School District, GO
Series A, (SAW), 4.00%, 02/01/34	490	518,528
Series A, (SAW), 4.00%, 02/01/35	965	1,019,785
Series A, (SAW), 4.00%, 02/01/36	655	689,511
Marple Newtown School District, GO, (SAW), 3.00%, 06/01/40	2,365	2,219,184
Mechanicsburg Area School District, GO
Series A, (SAW), 4.00%, 03/01/40	2,160	2,197,737
Series A, (SAW), 4.00%, 03/01/41	2,245	2,279,180
Series A, (SAW), 4.00%, 03/01/42	2,335	2,367,590
North Allegheny School District, GO, (SAW), 4.00%, 05/01/39	1,000	1,067,207
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	4,940	5,037,031
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	1,815	1,953,506
Springfield School District/Delaware County, GO, (SAW), 5.00%, 03/01/40	1,710	1,896,901
State Public School Building Authority, Refunding RB, Series A, (AGM), 5.00%, 06/01/33	5,000	5,422,120
Township of Lower Paxton Pennsylvania, GO
5.00%, 04/01/24(c)	630	665,170
Series A, 4.00%, 04/01/41	260	270,323
Series A, 4.00%, 04/01/42	185	192,155
Series A, 4.00%, 04/01/43	345	357,870
Series A, 4.00%, 04/01/44	390	403,819
Series A, 4.00%, 04/01/50	705	725,668
Township of West Bradford Pennsylvania, GO, 4.00%, 12/15/49	1,125	1,151,524
Tredyffrin Easttown School District, GO, (SAW), 5.00%, 02/15/39	1,130	1,247,748
West Shore School District, GO
(SAW), 5.00%, 11/15/43	4,045	4,539,606
(SAW), 4.00%, 11/15/45	1,285	1,370,274
(SAW), 4.00%, 11/15/48	640	677,526
(SAW), 5.00%, 11/15/48	1,975	2,207,580

		100,410,678

Education — 13.7%
Allegheny County Higher Education Building Authority, Refunding RB, Series A, 5.00%, 08/01/27	965	1,091,762
Berks County Municipal Authority, Refunding RB
5.00%, 10/01/39	290	297,412
5.00%, 10/01/49	795	802,762

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Bethlehem Redevelopment Authority, Refunding RB
5.00%, 10/01/33	$320	$358,326
5.00%, 10/01/34	235	262,206
4.00%, 10/01/38	330	328,679
Chester County Industrial Development Authority, RB
5.00%, 12/01/29	655	766,235
4.00%, 12/01/49	3,750	3,808,054
City of Erie Higher Education Building Authority, Refunding RB
4.00%, 05/01/36	195	195,906
5.00%, 05/01/47	615	664,816
Delaware County Authority, RB, 5.00%, 08/01/40	1,795	1,898,518
East Hempfield Township Industrial Development Authority, RB(c)
5.00%, 07/01/23	1,215	1,257,583
5.00%, 07/01/25	1,810	1,968,962
Latrobe Industrial Development Authority, Refunding RB, 4.00%, 03/01/46	515	463,084
Lehigh County Industrial Development Authority, Refunding RB, 4.00%, 05/01/51	1,545	1,393,715
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	6,000	6,150,042
Pennsylvania Higher Education Assistance Agency, RB
Series A, AMT, 5.00%, 06/01/26	310	334,825
Series A, AMT, 5.00%, 06/01/27	340	371,085
Series A, AMT, 5.00%, 06/01/28	355	391,325
Series A, AMT, 5.00%, 06/01/29	345	383,242
Series A, AMT, 5.00%, 06/01/30	260	291,380
Series A, AMT, 2.63%, 06/01/42	2,075	1,868,894
Series B, AMT, Subordinate, 3.13%, 06/01/48	650	514,914
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	5,790	5,985,551
Pennsylvania Higher Educational Facilities Authority, Refunding RB
4.00%, 05/01/36	500	503,509
5.00%, 05/01/37	1,595	1,598,563
Series A, 5.25%, 07/15/23(c)	2,420	2,514,288
Series A, 5.50%, 07/15/23(c)	365	380,228
Series A, 5.00%, 11/01/25	200	209,765
Series A, 5.00%, 11/01/26	100	105,645
Series A, 5.00%, 11/01/27	150	159,380
Series A, 5.00%, 11/01/30	1,070	1,147,655
Series A, 5.00%, 11/01/32	220	236,373
Pennsylvania State University, RB
5.00%, 09/01/48	2,615	2,856,127
Series A, 5.00%, 09/01/43	3,935	4,372,423
Philadelphia Authority for Industrial Development, RB
4.00%, 06/15/29	485	479,382
5.00%, 06/15/39	840	858,477
4.00%, 06/01/41	490	460,473
5.00%, 06/15/50	800	812,047
4.00%, 06/01/51	395	354,485
4.00%, 06/01/56	560	492,154
Philadelphia Authority for Industrial Development,
Refunding RB
5.00%, 05/01/30	745	788,297
5.00%, 05/01/40	675	692,073
5.00%, 06/15/40(b)	580	603,765
4.00%, 05/01/42	4,780	4,360,359
4.00%, 11/01/45	4,260	4,211,295

Security	Par (000)	Value

Education (continued)
Philadelphia Authority for Industrial Development, Refunding RB (continued)
5.00%, 05/01/50	$2,010	$2,040,166
5.00%, 06/15/50(b)	1,090	1,121,570
Series 2015, 5.00%, 04/01/45	3,330	3,475,561
Series 2016, 5.00%, 04/01/30	1,680	1,795,930

		68,479,268

Health — 17.1%
Allegheny County Hospital Development Authority, RB, 1.49%, 11/15/47(a)	2,865	2,911,318
Allegheny County Hospital Development Authority, Refunding RB
Series A, 4.00%, 04/01/37	4,300	4,323,155
Series A, 4.00%, 07/15/39	2,250	2,313,436
Series A, 5.00%, 04/01/47	1,950	2,079,542
Bucks County Industrial Development Authority, RB
4.00%, 08/15/44	1,690	1,610,026
4.00%, 07/01/51	2,500	2,035,958
Bucks County Industrial Development Authority, Refunding RB, 5.00%, 10/01/37	1,560	1,658,720
Chester County Health and Education Facilities Authority, RB, Series A, 4.00%, 09/01/39	970	986,466
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.25%, 12/01/45	1,500	1,470,044
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/25(c)	2,215	2,382,339
5.00%, 01/01/29(c)	120	139,803
4.00%, 01/01/36	645	657,862
4.13%, 01/01/38	260	265,776
5.00%, 01/01/38	2,185	2,276,525
5.00%, 01/01/39	1,120	1,202,373
Doylestown Hospital Authority, RB
Series A, 4.00%, 07/01/45	1,250	1,113,023
Series A, 5.00%, 07/01/49	1,500	1,534,287
DuBois Hospital Authority, Refunding RB, 4.00%, 07/15/48	3,440	3,421,393
Franklin County Industrial Development Authority, RB
5.00%, 12/01/29	125	127,550
5.00%, 12/01/39	235	236,110
5.00%, 12/01/49	150	144,922
5.00%, 12/01/54	635	607,192
Geisinger Authority, Refunding RB
4.00%, 04/01/39	2,610	2,661,516
Series A-2, 5.00%, 02/15/39	5,950	6,369,707
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,600	1,601,040
Lancaster County Hospital Authority, Refunding RB, 5.00%, 11/01/35	925	965,505
Lancaster Industrial Development Authority, RB
4.00%, 12/01/44	730	730,890
5.00%, 12/01/44	1,170	1,254,103
4.00%, 12/01/49	985	966,107
Lehigh County General Purpose Authority, Refunding RB, Series A, 4.00%, 11/01/51	2,560	2,511,980
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 05/01/52	5,300	5,853,887
Series A, 5.00%, 09/01/37	1,365	1,481,522

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	$5,000	$5,167,310
Moon Industrial Development Authority, Refunding RB, 6.00%, 07/01/45	2,250	2,303,750
Mount Lebanon Hospital Authority, RB, 4.00%, 07/01/48	3,910	3,939,231
Northampton County General Purpose Authority, Refunding RB, 5.00%, 08/15/46	1,350	1,406,531
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	4,000	4,016,436
Philadelphia Authority for Industrial Development, Refunding RB, 4.00%, 07/01/35	2,450	2,529,228
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/41	5,000	5,349,665
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/36	500	493,512
Series A, 4.00%, 11/15/41	445	428,152
Series A, 4.00%, 11/15/46	715	668,777
Westmoreland County Industrial Development Authority, Refunding RB, Series A, 4.00%, 07/01/37	1,040	1,029,389

		85,226,058

Housing — 3.4%
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	1,315	1,072,579
Series 137, 2.60%, 04/01/46	5,270	4,338,269
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 136, 2.55%, 10/01/51	2,250	1,706,481
Series 2022, 4.15%, 10/01/42(e)	3,000	3,072,873
Philadelphia Authority for Industrial Development, RB, M/F Housing
Series A, 3.50%, 12/01/36	1,260	978,821
Series A, 4.00%, 12/01/46	5,740	4,294,364
Series A, 4.00%, 12/01/51	2,300	1,672,601

		17,135,988

State — 7.5%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/42	330	344,856
5.25%, 05/01/42(e)	3,140	3,175,240
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, 5.00%, 05/01/42	3,770	4,194,393
Chester County Industrial Development Authority, SAB(b)
4.25%, 03/01/35	1,285	1,205,398
5.00%, 03/01/38	504	523,373
5.13%, 03/01/48	988	1,009,305
4.75%, 03/01/50	2,725	2,451,966
Commonwealth Financing Authority, RB
5.00%, 06/01/33	1,000	1,093,383
5.00%, 06/01/35	2,205	2,394,531
Commonwealth Financing Authority, Refunding RB, Series A, 5.00%, 06/01/32	2,040	2,282,311
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,425	1,463,466

Security	Par (000)	Value

State (continued)
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	$10,500	$10,952,918
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	1,500	1,675,322
Sub-Series B, 5.25%, 12/01/48	3,215	3,525,765
Redevelopment Authority of The County of Washington, Refunding TA
4.00%, 07/01/23	380	382,145
5.00%, 07/01/28	600	630,238

		37,304,610

Transportation — 13.5%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, (AGM), 4.00%, 07/01/39	1,335	1,327,165
Series B, AMT, 5.00%, 07/01/37	1,800	1,896,919
Series B, AMT, 5.00%, 07/01/47	7,490	7,873,166
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series A, 5.00%, 07/01/26	1,160	1,265,763
Series A, 5.00%, 07/01/27	1,400	1,547,528
Series A, 5.00%, 07/01/28	1,750	1,956,596
Series C, AMT, 4.00%, 07/01/45	4,000	3,821,388
Series C, AMT, 4.00%, 07/01/50	4,000	3,768,392
Delaware River Joint Toll Bridge Commission, RB, 5.00%, 07/01/42	2,500	2,732,865
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	100	106,380
Series B, 5.00%, 12/01/26	500	558,382
Series B, 5.00%, 12/01/27	500	567,516
Series B, 5.00%, 12/01/28	990	1,138,422
Series B, 5.00%, 12/01/35	885	1,004,774
Sub-Series B-1, 5.00%, 06/01/42	4,705	4,989,916
Series A, Subordinate, 5.00%, 12/01/39	4,735	5,161,207
Series B, Subordinate, 5.00%, 12/01/29	500	566,645
Series B, Subordinate, 5.00%, 12/01/30	615	703,074
Series B, Subordinate, 5.00%, 12/01/31	1,130	1,300,098
Series B, Subordinate, (BAM-TCRS), 4.00%, 12/01/46	1,000	1,005,514
Series B, Subordinate, 3.00%, 12/01/51	1,580	1,247,747
Series B, Subordinate, (BAM-TCRS), 4.00%, 12/01/51	875	882,676
Pennsylvania Turnpike Commission, RB, CAB(d)
Sub-Series A-3, (AGM), 0.00%, 12/01/40	1,820	877,513
Sub-Series A-3, 0.00%, 12/01/42	6,740	2,744,366
Pennsylvania Turnpike Commission, Refunding RB
Series A, (BHAC-CR AGM), 5.25%, 07/15/26	4,500	4,991,517
Series A-1, 5.25%, 12/01/45	4,730	4,971,476
Series B-2, (AGM), 5.00%, 06/01/33	1,215	1,320,828
Series C, 5.00%, 12/01/46	825	928,165
Series C, 3.00%, 12/01/51	1,780	1,487,290
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/32	1,925	2,152,402
Susquehanna Area Regional Airport Authority, Refunding RB, AMT, 5.00%, 01/01/38	2,200	2,314,363

		67,210,053

Utilities — 8.1%
Aliquippa Municipal Water Authority Water & Sewer Revenue, RB
(BAM), 4.00%, 11/15/46	395	402,736

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Aliquippa Municipal Water Authority Water & Sewer Revenue, RB (continued)
(BAM), 4.00%, 11/15/51	$1,155	$1,173,352
(BAM), 4.00%, 11/15/55	1,450	1,473,968
Allegheny County Sanitary Authority, RB, 5.00%, 06/01/43	4,000	4,367,828
Allegheny Valley Joint Sewage Authority, RB
(BAM), 4.00%, 08/01/47	730	736,602
(BAM), 4.00%, 08/01/52	1,485	1,496,849
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/43	3,460	3,810,190
Series A, 5.00%, 11/01/45	3,210	3,614,110
Series A, 5.25%, 10/01/52	1,190	1,297,496
Delaware County Regional Water Quality Control Authority, RB, 5.00%, 05/01/23(c)	980	1,010,055
New Kensington Municipal Sanitary Authority, RB, (AGM), 3.25%, 12/01/47	2,055	1,932,604
Oxford Area Sewer Authority, Refunding RB
(BAM), 4.00%, 07/01/22	120	120,311
(BAM), 3.00%, 07/01/25	110	113,551
(BAM), 4.00%, 07/01/28	300	329,419
(BAM), 4.00%, 07/01/29	315	347,614
(BAM), 4.00%, 07/01/30	230	255,186
(BAM), 4.00%, 07/01/31	115	128,061
(BAM), 4.00%, 07/01/33	125	135,378
(BAM), 4.00%, 07/01/34	380	407,700
(BAM), 3.00%, 07/01/35	155	150,472
(BAM), 4.00%, 07/01/37	420	440,365
(BAM), 4.00%, 07/01/39	455	474,134
(BAM), 4.00%, 07/01/41	490	508,369
(BAM), 3.00%, 07/01/46	2,395	2,046,846
(BAM), 2.38%, 07/01/55	1,515	997,385
Philadelphia Gas Works Co., Refunding RB
5.00%, 08/01/30	700	752,065
5.00%, 08/01/31	900	965,071
5.00%, 08/01/32	1,200	1,276,765
5.00%, 08/01/33	600	638,400
5.00%, 08/01/34	1,050	1,115,555
Pittsburgh Water & Sewer Authority, RB
Series B, (AGM), 4.00%, 09/01/50	1,600	1,608,790
Series A, 1st Lien, (AGM), 5.00%, 09/01/44	2,045	2,253,919
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,500	2,735,582
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	1,420	1,452,580

		40,569,308

Total Municipal Bonds in Pennsylvania		437,989,260

Puerto Rico — 4.3%

State — 3.6%
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	1,643	1,818,042
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,797	4,816,908

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-1, Restructured, 5.00%, 07/01/58	$4,566	$4,642,343
Series A-2, Restructured, 4.33%, 07/01/40	1,950	1,943,965
Series A-2, Restructured, 4.78%, 07/01/58	3,034	3,051,992
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	3,407	1,021,759
Series A-1, Restructured, 0.00%, 07/01/51	2,528	555,275
Series B-1, Restructured, 0.00%, 07/01/46	925	275,995

		18,126,279

Utilities — 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.13%, 07/01/37	270	270,554
Series A, Senior Lien, 5.25%, 07/01/42	3,125	3,131,137

		3,401,691

Total Municipal Bonds in Puerto Rico		21,527,970

Total Municipal Bonds — 92.2% (Cost: $478,855,474)		460,423,859

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Pennsylvania — 10.3%

Education — 3.0%
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/47	6,100	6,611,156
Philadelphia Authority for Industrial Development, RB, 4.00%, 12/01/48(g)	8,090	8,208,616

		14,819,772

Health — 5.1%
General Authority of Southcentral Pennsylvania, Refunding RB, 4.00%, 06/01/49	9,015	9,039,830
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/44(g)	7,550	7,564,077
Pennsylvania Economic Development Financing Authority, RB, Series B, 4.00%, 03/15/40	2,000	2,015,549
St Mary Hospital Authority, Refunding RB, 5.00%, 12/01/48	6,096	6,934,955

		25,554,411

Transportation — 1.2%

Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,520	2,715,648

Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, 5.00%, 06/01/35	2,900	3,137,691

		5,853,339

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 1.0%
Westmoreland County Municipal Authority, Refunding RB, 5.00%, 08/15/42	$5,007	$5,284,224

Total Municipal Bonds in Pennsylvania		51,511,746

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.3% (Cost: $51,642,758)		51,511,746

Total Long-Term Investments — 102.5% (Cost: $530,498,232)		511,935,605

	Shares

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.55%(h)(i)	14,914,202	14,915,694

Total Short-Term Securities — 3.0% (Cost: $14,914,920)		14,915,694

Total Investments — 105.5% (Cost: $545,413,152)		526,851,299
Other Assets Less Liabilities — 0.5%		2,285,444
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.0)%		(29,982,704)

Net Assets — 100.0%		$499,154,039

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between March 1, 2027 to June 1, 2039, is $8,141,489. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$21,885,750	$—	$(6,963,898	)(a)	$(5,799)	$(359)	$14,915,694	14,914,202	$10,210	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	237	09/21/22	$ 28,296	$181,513
U.S. Long Bond	220	09/21/22	30,656	311,850
5-Year U.S. Treasury Note	251	09/30/22	28,351	63,003

				$556,366

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Pennsylvania Municipal Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$556,366	$—	$556,366

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,498,799	$—	$2,498,799

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$564,998	$—	$564,998

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$54,954,420

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$460,423,859	$—	$460,423,859
Municipal Bonds Transferred to Tender Option Bond Trusts	—	51,511,746	—	51,511,746
Short-Term Securities
Money Market Funds	14,915,694	—	—	14,915,694

	$14,915,694	$511,935,605	$—	$526,851,299

Derivative Financial Instruments(a)
Assets

Interest Rate Contracts	$556,366	$—	$—	$556,366

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $29,938,242 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments May 31, 2022	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 2.1%
Arizona Industrial Development Authority, RB, Series A, 4.00%, 02/01/50	$1,000	$1,004,469

Arkansas — 4.4%
Benton Washington Regional Public Water Authority, RB, (BAM), 4.00%, 10/01/52	1,000	1,040,182
University of Arkansas, RB, Series A, 5.00%, 04/01/47	1,000	1,134,316

		2,174,498

California — 17.5%
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	1,500	1,555,270
California Public Finance Authority, RB
Series A, 4.00%, 07/15/51	1,000	1,003,507
Series B-3, 2.13%, 11/15/27(b)	250	240,582
California School Finance Authority, RB, 5.00%, 08/01/42(b)	125	133,168
California State Public Works Board, RB, Series D, 4.00%, 05/01/45	1,000	1,033,974
City of Los Angeles CA Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	1,500	1,547,019
CSCDA Community Improvement Authority, RB, M/F Housing(b)
3.25%, 04/01/57	250	191,765
Series A-2, 3.00%, 02/01/57	350	253,567
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, 4.00%, 06/01/37	1,000	1,065,282
Los Angeles Unified School District, CA ,GO, 4.00%, 07/01/37	500	522,200
Val Verde Unified School District, GO, Series B, (AGM), 4.00%, 08/01/51	1,000	1,023,546

		8,569,880

Colorado — 1.2%
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/42	500	585,839

Connecticut — 5.5%
Connecticut State Health & Educational Facilities Authority, RB, Series A, 4.00%, 07/01/51	500	500,432
State of Connecticut, GO, Series B, 4.00%, 01/15/37	1,000	1,039,202
University of Connecticut, RB, Series A, 5.00%, 05/01/39	1,000	1,152,613

		2,692,247

Delaware — 0.2%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(c)	80	80,000

District of Columbia — 2.3%
District of Columbia, RB, AMT, 5.50%, 02/28/34	1,000	1,128,276

Florida — 6.8%
Brevard County Health Facilities Authority, Refunding RB, Series A, 4.00%, 04/01/52	1,000	955,176
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	500	510,075
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 4.00%, 10/01/48	1,000	1,024,431

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB
Series A, 4.00%, 06/15/42	$500	$467,778
Series A, 5.00%, 06/15/47	375	387,504

		3,344,964

Georgia — 0.7%
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	325	340,442

Illinois — 2.7%
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	1,200	1,334,953

Indiana — 0.8%
City of Bloomington IN Sewage Works Revenue, RB, (BAM), 4.00%, 01/01/39	400	404,674

Kentucky — 2.9%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(b)	350	346,500
Louisville/Jefferson County Metropolitan Government, RB, Series A, (AGM), 5.00%, 05/15/47	1,000	1,069,412

		1,415,912

Louisiana — 2.1%
Jefferson Parish Consolidated Sewerage District No. 1, RB, (BAM), 4.00%, 02/01/42	1,000	1,028,813

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	100	83,545

Maryland — 1.5%
Maryland Economic Development Corp., RB, AMT, 5.25%, 06/30/47	715	756,879

Massachusetts — 5.6%
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A, 5.00%, 07/01/52	1,500	1,758,989
University of Massachusetts Building Authority, RB, Series 1, 4.00%, 11/01/46	1,000	1,010,396

		2,769,385

Michigan — 2.1%
Ludington Area School District, GO, Series II, (BAM), 4.00%, 05/01/51	1,000	1,029,224

Minnesota — 1.1%
Duluth Economic Development Authority, RB, 5.25%, 06/15/42	500	538,318

Nebraska — 2.1%
Fremont School District, GO, (AGM), 4.00%, 12/15/47	1,000	1,013,365

New York — 12.2%
Battery Park City Authority, RB, 4.00%, 11/01/44	1,500	1,538,489
Build NYC Resource Corp., RB, 5.00%, 07/01/32	245	245,274
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.00%, 11/15/49	1,000	1,059,138
New York City Municipal Water Finance Authority, RB, Series CC-1, 4.00%, 06/15/52	1,000	1,034,606
New York Power Authority, RB
(AGM), 4.00%, 11/15/39	1,000	1,040,263
(AGM), 4.00%, 11/15/40	1,000	1,039,912

		5,957,682

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Impact Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.5%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	$250	$256,499

North Dakota — 0.5%
North Carolina Housing Finance Agency, RB, S/F Housing, Series A, 4.00%, 01/01/53	230	236,587

Ohio — 5.1%
Ohio State University, RB, Series B-1, VRDN, 0.67%, 06/07/22(a)(d)	2,500	2,500,000

Oklahoma — 2.1%
Oklahoma Water Resources Board, RB, Series A, 4.00%, 10/01/51	995	1,017,288

Oregon — 1.5%
Oregon State Facilities Authority, RB, Series A, 5.00%, 06/01/52	125	136,746
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series A, 4.00%, 07/01/51	545	578,555

		715,301

Pennsylvania — 1.0%
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52(e)	475	496,142

South Carolina — 1.4%
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	680	707,764

Tennessee — 0.4%
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	200	206,945

Texas — 4.0%
Arlington Higher Education Finance Corp., RB (PSF), 5.00%, 08/15/47	500	564,092
Series A, 5.25%, 08/15/32	250	251,305
City of EL Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	1,000	1,134,610

		1,950,007

Security	Par (000)	Value

Utah — 3.7%
University of Utah, RB, Series A, 4.00%, 08/01/43	$1,500	$1,570,055
Utah Infrastructure Agency, RB, 5.00%, 10/15/32	250	260,824

		1,830,879

Virginia — 2.2%
Henrico County Economic Development Authority, Refunding RB, 5.00%, 10/01/47	1,000	1,086,420

Total Long-Term Investments — 96.4% (Cost: $48,245,318)		47,257,197

	Shares

Short-Term Securities

Money Market Funds — 4.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.55%(f)(g)	1,983,643	1,983,841

Total Short-Term Securities — 4.0% (Cost: $1,983,639)		1,983,841

Total Investments — 100.4% (Cost: $50,228,957)		49,241,038

Liabilities in Excess of Other Assets — (0.4)%		(203,982)

Net Assets — 100.0%		$49,037,056

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	When-issued security.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/14/22	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$—		$1,986,165	(b)	$—	$(2,526)	$202	$1,983,841	1,983,643	$9,008	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) May 31, 2022	BlackRock Impact Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	32	09/21/22	$3,821	$18,545
U.S. Long Bond	29	09/21/22	4,041	41,112
5-Year U.S. Treasury Note	12	09/30/22	1,355	2,791

				$62,448

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$62,448	$—	$62,448

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(42,483)	$—	$(42,483)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$62,448	$—	$62,448

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,216,906

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Impact Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$47,177,197	$80,000	$47,257,197
Short-Term Securities
Money Market Funds	1,983,841	—	—	1,983,841

	$1,983,841	$47,177,197	$80,000	$49,241,038

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$62,448	$—	$—	$62,448

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 0.6%
Capital Trust Agency, Inc., RB
8.25%, 01/01/44	$940	$18,800
8.25%, 01/01/49	3,010	60,200
Chapman University, 3.00%, 04/01/51	3,495	2,605,267
Conservation Fund A Nonprofit Corp., Series 2019, 3.47%, 12/15/29	2,677	2,493,288
Grand Canyon University, 5.13%, 10/01/28	40,619	39,095,787

		44,273,342

Environmental, Maintenance & Security Service — 0.1%
Nature Conservancy (The), Series A, 3.96%, 03/01/52	5,689	5,313,194

Health Care Providers & Services — 0.7%
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	1,046	779,371
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	3,161	2,571,788
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	22,500	17,061,214
Series 2020, 2.88%, 09/01/50	5,828	4,332,692
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51	8,626	6,356,938
OhioHealth Corp., 2.83%, 11/15/41	16,570	13,196,685
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48	232	233,485
Providence St Joseph Health Obligated Group
Series 21-A, 2.70%, 10/01/51	4,030	2,847,001
Series A, 3.93%, 10/01/48	1,738	1,568,874
Sutter Health, Series 2018, 3.70%, 08/15/28	192	189,573

		49,137,621

Thrifts & Mortgage Finance — 0.2%
Community Preservation Corp., Series 2020, 2.87%, 02/01/30	18,210	16,512,334

Total Corporate Bonds — 1.6% (Cost: $137,643,041)		115,236,491

Municipal Bonds

Alabama — 0.5%
Alabama Federal Aid Highway Finance Authority, Refunding RB
Series B, 2.16%, 09/01/32	4,000	3,384,055
Series B, 2.26%, 09/01/33	6,300	5,279,444
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series D, Sub Lien, 7.00%, 10/01/51	3,000	3,300,753
Series D, Sub Lien, 6.50%, 10/01/53	15,110	16,451,738
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(a)	6,319	6,350,622

		34,766,612

Alaska — 0.3%
State of Alaska International Airports System, Refunding RB
Series B, 5.00%, 10/01/32	5,000	5,346,825
Series B, 5.00%, 10/01/34	5,000	5,317,390

Security	Par (000)	Value

Alaska (continued)
State of Alaska International Airports System, Refunding RB (continued)
Series C, AMT, 5.00%, 10/01/27	$6,060	$6,669,260
Series C, AMT, 5.00%, 10/01/30	5,570	6,276,783

		23,610,258

Arizona — 2.8%
Arizona Health Facilities Authority, RB, Series B, 1.46%, 01/01/37(b)	50,000	46,981,850
Arizona Health Facilities Authority, Refunding RB, 5.00%, 12/01/39	5,000	5,186,865
Arizona Industrial Development Authority, RB(a) 7.10%, 01/01/55	3,195	2,848,994
Series A, 5.00%, 07/01/39	1,335	1,356,025
Series A, 5.00%, 07/01/49	2,075	2,093,903
Arizona Industrial Development Authority, RB, M/F Housing, Series 2019-2, Class A, 3.63%, 05/20/33	57,304	56,384,269
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/44	10,000	10,976,810
City of Phoenix Civic Improvement Corp., Refunding RB, Series D, Junior Lien, 5.00%, 07/01/37	10,000	10,868,000
Industrial Development Authority of the City of Phoenix, RB(a)
Series A, 5.00%, 07/01/36	7,315	7,458,784
Series A, 5.00%, 07/01/41	5,000	5,082,920
Industrial Development Authority of the City of Phoenix, Refunding RB, 5.00%, 07/01/35(a)	1,795	1,822,847
Maricopa County Industrial Development Authority, RB
Series A, 5.00%, 09/01/28	550	618,184
Series A, 5.00%, 09/01/31	1,000	1,144,622
Series A, 5.00%, 09/01/32	1,000	1,134,650
Series A, 5.00%, 09/01/34	1,000	1,124,974
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/36(a)	250	253,645
Maricopa County Pollution Control Corp., Refunding RB, 2.40%, 06/01/35	50,000	41,659,725
Salt River Project Agricultural Improvement & Power District, RB, 5.00%, 01/01/47	5,000	5,615,955
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 01/01/31(c)	5,000	5,985,960

		208,598,982

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	37,355	37,516,262

California — 13.3%
Bay Area Toll Authority, Refunding RB, Series A, 2.00%, 04/01/56(b)	15,000	14,201,655
Beverly Hills Unified School District, GO
Series B, 5.00%, 08/01/28	1,370	1,591,478
Series B, 5.00%, 08/01/32	1,825	2,212,395
Series B, 5.00%, 08/01/33	3,760	4,534,214
Series B, 5.00%, 08/01/34	4,230	5,081,376
Series B, 5.00%, 08/01/35	4,730	5,652,785
Series B, 5.00%, 08/01/36	5,275	6,275,409
Series B, 5.00%, 08/01/37	5,855	6,938,094
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 08/01/51(a)	1,915	1,516,096

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority, RB 5.00%, 02/01/36	$5,000	$5,451,315
5.00%, 02/01/37	5,000	5,445,435
Series A-1, 5.00%, 11/01/27	6,000	6,784,008
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	11,637	10,837,355
Class A, (FHLMC ), 3.75%, 03/25/35	49,602	50,874,972
Series 2021-1, Class A, 3.50%, 11/20/35	58,704	58,726,146
Series A, 4.25%, 01/15/35	19	20,010
California Infrastructure & Economic Development Bank, RB, Series A, 5.00%, 11/01/30	10,000	11,651,720
California Municipal Finance Authority, RB 5.38%, 07/01/34(a)	1,000	1,012,981
5.63%, 07/01/44(a)	2,760	2,799,899
6.00%, 07/01/44	1,960	2,002,702
Series A, 6.00%, 08/01/44(a)	330	339,577
Series A, 6.13%, 08/01/49(a)	285	293,496
California Municipal Finance Authority, RB, S/F Housing, Series B, 5.88%, 08/15/49	1,000	1,017,054
California Pollution Control Financing Authority, RB(a) AMT, 5.00%, 07/01/37	10,000	10,026,490
Series A, AMT, 5.00%, 11/21/45	50,000	50,141,450
California Pollution Control Financing Authority, Refunding RB, Series A-2, AMT, 3.63%, 07/01/27	13,000	13,211,172
California School Finance Authority, RB(a)
Series A, 6.50%, 11/01/34	1,015	1,055,791
Series A, 4.00%, 08/01/36	325	324,654
Series A, 4.00%, 08/01/41	525	512,831
Series A, 6.75%, 11/01/45	1,395	1,452,800
Series A, 4.00%, 08/01/51	800	751,231
California Statewide Communities Development Authority, Refunding RB 1.75%, 09/01/29	24,000	20,789,016
Series A, 5.25%, 11/01/44(a)	1,250	1,226,694
Series A, 4.00%, 08/15/51	6,430	6,024,486
Series B, 1.45%, 04/01/28	10,000	8,916,820
City of Irvine California, ST, 5.00%, 09/01/49	1,500	1,533,540
City of Los Angeles Department of Airports, Refunding ARB
Series B, 5.00%, 05/15/34	4,125	4,746,316
Series B, 5.00%, 05/15/35	1,875	2,148,264
Series B, 5.00%, 05/15/36	3,165	3,612,113
Series B, 5.00%, 05/15/37	2,725	3,099,429
Series B, 5.00%, 05/15/38	3,140	3,560,028
Series B, 5.00%, 05/15/39	3,500	3,960,071
Series B, 5.00%, 05/15/40	4,930	5,568,356
Series A, AMT, 5.00%, 05/15/39	7,055	7,809,321
Series A, AMT, 5.00%, 05/15/40	5,000	5,525,030
Series A, AMT, 5.00%, 05/15/46	15,000	16,440,105
Series D, AMT, Subordinate, 5.00%, 05/15/30	10,000	11,402,280
Series D, AMT, Subordinate, 5.00%, 05/15/31	14,600	16,694,487
Series D, AMT, Subordinate, 5.00%, 05/15/32	13,000	14,868,490
Series D, AMT, Subordinate, 5.00%, 05/15/33	20,000	22,660,740
Series D, AMT, Subordinate, 5.00%, 05/15/34	20,000	22,596,200
Series D, AMT, Subordinate, 5.00%, 05/15/35	23,770	26,777,071
Series D, AMT, Subordinate, 5.00%, 05/15/36	31,000	34,781,814
Series D, AMT, Subordinate, 5.00%, 05/15/37	31,225	34,910,799

Security	Par (000)	Value

California (continued)
CMFA Special Finance Agency VII RB, Series A1, 3.00%, 08/01/56(a)	$865	$618,382
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(a)	7,490	6,054,976
CMFA Special Finance Agency, RB, M/F Housing(a)
Series A-1, 3.00%, 12/01/56	4,095	2,879,506
Series A-2, 4.00%, 08/01/45	885	721,884
CSCDA Community Improvement Authority, RB, M/F Housing(a)
3.13%, 07/01/56	15,360	11,094,205
4.00%, 07/01/56	19,980	16,976,382
4.00%, 10/01/56	3,340	3,104,330
3.25%, 04/01/57	3,075	2,358,713
3.25%, 05/01/57	7,700	5,664,420
4.00%, 06/01/57	5,890	4,571,900
4.00%, 07/01/58	5,880	4,278,458
3.25%, 10/01/58	1,380	957,734
Series A2, 3.25%, 07/01/56	5,175	3,767,710
Series B, 4.00%, 07/01/58	6,700	4,990,475
Series B, 4.00%, 12/01/59	8,355	5,999,475
Senior Lien, 3.25%, 05/01/57	6,205	4,555,810
Senior Lien, 3.13%, 06/01/57	13,740	9,921,503
Series B, Sub Lien, 4.00%, 12/01/59	10,420	6,658,568
Glendale Community College District, GO, CAB, Series B, 0.00%, 08/01/39(d)	6,755	3,490,680
Golden State Tobacco Securitization Corp., Refunding RB
(SAP), 2.09%, 06/01/28	9,450	8,512,210
(SAP), 2.35%, 06/01/30	8,000	7,030,624
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(d)	95,440	12,574,888
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/51	5,000	5,777,090
Municipal Improvement Corp. of Los Angeles, Refunding RB
5.00%, 11/01/38	5,990	6,824,431
5.00%, 11/01/39	6,300	7,156,441
5.00%, 11/01/40	6,620	7,496,389
5.00%, 11/01/41	6,960	7,857,214
Northern California Gas Authority No. 1, RB, Series B, 1.37%, 07/01/27(b)	3,600	3,574,174
Palo Alto Unified School District, GO, 3.00%, 08/01/33	5,000	5,034,090
Poway Unified School District, Refunding GO, CAB(d)
0.00%, 08/01/35	5,950	3,718,804
0.00%, 08/01/38	10,400	5,637,538
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series A, 5.00%, 10/01/43	10,000	11,542,230
Series A, 5.00%, 10/01/44	25,130	28,999,794
Series A, 5.00%, 10/01/45	21,420	24,720,843
Series A, 5.00%, 10/01/46	10,000	11,550,550
Series A, 4.00%, 10/01/47	10,000	10,404,770
Series A, 4.00%, 10/01/48	25,000	26,158,725
Series A, 4.00%, 10/01/49	25,000	26,168,275
Series A, 4.00%, 10/01/50	25,000	26,179,475

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB (continued)
Series A, 4.00%, 10/01/51	$15,000	$15,712,485
Series A, AMT, 5.00%, 05/01/32	15,000	17,139,300
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(a)(d)
Series D, 0.00%, 08/01/26	1,170	964,559
Series D, 0.00%, 08/01/43	20,000	7,040,540
San Mateo County Community College District, GO(d)
Series B, Election 2005, (NPFGC), 0.00%, 09/01/35	11,000	7,165,653
Series B, Election 2005, (NPFGC), 0.00%, 09/01/36	21,650	13,514,818
State of California Department of Water Resources, Refunding RB, Series BC, 1.41%, 12/01/29	4,600	3,843,364
Tobacco Securitization Authority of Northern California, Refunding RB
Series A, 5.00%, 06/01/26	2,000	2,158,708
Series A, 5.00%, 06/01/27	1,550	1,686,296
Series A, 5.00%, 06/01/28	1,000	1,096,271
Series A, 5.00%, 06/01/29	1,050	1,159,857
Series A, 5.00%, 06/01/32	1,300	1,439,561
Series A, 4.00%, 06/01/34	1,335	1,349,955
Series A, 4.00%, 06/01/40	1,150	1,109,192

		983,352,286

Colorado — 1.3%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	4,125	3,921,357
City & County of Denver CO Airport System Revenue, ARB, Series A, AMT, 5.00%, 12/01/30	12,780	14,336,412
City & County of Denver CO Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/36	10,750	12,206,496
Colorado Educational & Cultural Facilities Authority, RB
5.00%, 12/01/22	30	30,273
5.00%, 07/01/46(a)	2,000	2,053,064
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 08/01/30	10,000	10,986,950
Series A, 5.00%, 08/01/31	5,000	5,459,420
Series A, 5.00%, 08/01/32	5,000	5,439,240
Series A, 5.00%, 08/01/35	5,000	5,407,070
Series A, 5.00%, 08/01/36	10,000	10,812,810
Series A, 5.00%, 08/01/38	5,000	5,387,835
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, Class I, AMT, (GNMA), 3.00%, 05/01/51	4,725	4,700,534
DIATC Metropolitan District, GO(a)
5.00%, 12/01/39	1,245	1,264,768
5.00%, 12/01/49	2,000	2,006,784
Fitzsimons Village Metropolitan District No. 1, Refunding GO, Senior Lien, 5.00%, 12/01/49	1,043	971,494
Flying Horse Metropolitan District No. 3, Refunding GO, 6.00%, 12/01/49(a)	2,965	2,815,613
Plaza Metropolitan District No.1, Refunding TA, 4.00%, 12/01/23(a)	1,000	999,208

Security	Par (000)	Value

Colorado (continued)
Public Authority for Colorado Energy, RB, 6.25%, 11/15/28	$5,000	$5,712,100
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,000	994,230
Village at Dry Creek Metropolitan District No. 2, GO, 4.38%, 12/01/44	2,756	2,674,894

		98,180,552

Connecticut — 1.4%
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series A, RB, 3.85%, 05/15/45	10,000	9,971,279
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 2.88%, 11/15/30	5,030	4,960,334
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
0.55%, 05/15/26	1,000	933,696
0.60%, 11/15/26	1,000	923,763
0.70%, 05/15/27	2,500	2,289,830
0.75%, 11/15/27	2,250	2,039,603
0.85%, 05/15/28	2,940	2,645,401
0.90%, 11/15/28	1,150	1,023,011
1.05%, 05/15/29	3,000	2,655,834
1.10%, 11/15/29	5,630	4,934,796
1.30%, 05/15/30	3,450	3,029,676
1.35%, 11/15/30	4,050	3,527,510
1.45%, 05/15/31	1,220	1,058,598
1.50%, 11/15/31	4,910	4,229,302
1.60%, 05/15/32	3,740	3,215,493
1.70%, 05/15/34	2,635	2,199,139
Series B-1, (FHLMC, FNMA, GNMA), 3.00%, 11/15/49	1,885	1,884,817
Sub-Series A-1, 3.50%, 11/15/45	6,275	6,387,442
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	2,370	2,367,512
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	10,540	10,747,490
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(a)	5,475	5,608,728
Mohegan Tribe of Indians of Connecticut, Refunding RB(a)
Series C, 5.75%, 02/01/24	3,320	3,407,027
Series C, 5.75%, 02/01/25	3,755	3,890,976
Series C, 6.25%, 02/01/30	4,930	5,223,177
State of Connecticut, GO, Series B, 3.00%, 06/01/29	6,200	6,371,752
State of Connecticut, Special Tax Revenue, RB
Series D, 5.00%, 11/01/26	945	1,053,490
Series D, 5.00%, 11/01/27	1,355	1,536,979
Series D, 4.00%, 11/01/39	4,625	4,779,836

		102,896,491

Delaware — 0.4%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(a)(e)	15,050	15,050,000
State of Delaware, Refunding GO, 5.00%, 03/01/34	13,745	16,610,544

		31,660,544

District of Columbia — 1.1%
District of Columbia, Refunding GO
Series D, 4.00%, 02/01/39	5,000	5,276,980
Series D, 4.00%, 02/01/46	9,500	9,892,179

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
AMT, 5.00%, 10/01/27	$5,000	$5,535,175
Series A, AMT, 5.00%, 10/01/26	4,705	5,141,935
Series A, AMT, 5.00%, 10/01/30	5,000	5,218,360
Series A, AMT, 4.00%, 10/01/51	19,570	18,759,724
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/43	32,775	33,908,949

		83,733,302

Florida — 3.8%
Alta Lakes Community Development District, SAB
3.50%, 05/01/24	195	195,341
3.75%, 05/01/29	550	548,413
4.40%, 05/01/39	1,030	1,045,523
4.63%, 05/01/49	1,775	1,803,421
Babcock Ranch Community Independent Special District, SAB
4.75%, 11/01/26	400	405,605
5.00%, 11/01/31	500	506,057
5.25%, 11/01/46	3,475	3,505,208
Brevard County Health Facilities Authority, Refunding RB(a)
4.00%, 11/15/31	580	580,228
4.00%, 11/15/45	1,575	1,386,580
4.00%, 11/15/55	2,340	1,926,213
Broward County FL Tourist Development Tax Revenue, Refunding RB, 4.00%, 09/01/47	20,000	20,704,400
Broward County Florida Port Facilities Revenue, ARB, Series A, 5.00%, 09/01/44	5,000	5,464,370
Canaveral Port Authority, ARB
Series B, 5.00%, 06/01/48	5,000	5,331,000
Series A, AMT, 5.00%, 06/01/45	5,000	5,265,565
Capital Trust Agency, Inc., RB
8.00%, 01/01/34	550	11,000
5.00%, 12/15/55(a)	2,845	2,886,170
4.88%, 06/15/56(a)	12,000	9,778,956
Series A, 5.00%, 12/15/39	1,775	1,820,078
Series A, 5.00%, 06/15/49(a)	5,000	4,994,230
Series A-1, 5.00%, 07/01/56(a)	4,350	4,392,399
Series A-2, 5.00%, 01/01/26(a)	2,330	2,309,846
Celebration Pointe Community Development District No.1, SAB, 4.00%, 05/01/53	3,000	2,649,252
Celebration Pointe Community Development District, SAB
4.75%, 05/01/24	100	101,869
5.00%, 05/01/34	710	722,201
5.13%, 05/01/45	985	999,462
Charles Cove Community Development District, SAB, 4.00%, 05/01/52	1,160	1,029,036
Charlotte County Industrial Development Authority, RB, AMT, 5.50%, 10/01/36(a)	3,365	3,472,828
Collier County Industrial Development Authority, Refunding RB, Series A, 8.25%, 05/15/49(a)(f)(g)	1,000	683,128
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.06%, 10/01/31	10,120	10,039,384
County of Miami-Dade Seaport Department, Refunding RB, Series B-2, AMT, Subordinate, 4.00%, 10/01/50	11,005	10,959,505
County of Palm Beach Florida, RB(a) 5.25%, 04/01/23	85	84,517

Security	Par (000)	Value

Florida (continued)
County of Palm Beach Florida, RB (a) (continued)
5.00%, 04/01/39	$2,700	$2,817,925
5.00%, 04/01/51	2,305	2,336,800
Crossings At Fleming Island Community Development District, Refunding SAB, Series A-3, Senior Lien, 6.50%, 05/01/44	2,185	2,230,020
Epperson North Community Development District, SAB, Series A, 4.00%, 11/01/51	1,000	874,965
Florida Development Finance Corp., RB
Series A, 5.75%, 06/15/29	365	374,812
Series A, 6.00%, 06/15/34	440	452,388
Series A, 6.13%, 06/15/44	1,685	1,725,462
Series C, 5.75%, 12/15/56(a)	4,090	3,369,661
AMT, 3.00%, 06/01/32	4,240	3,540,654
Florida Development Finance Corp., Refunding RB 5.00%, 11/15/26	1,000	1,107,541
5.00%, 11/15/27	850	954,941
5.00%, 11/15/28	1,050	1,193,426
5.00%, 11/15/29	1,350	1,548,792
5.00%, 11/15/30	1,500	1,737,822
5.00%, 11/15/31	1,600	1,868,574
5.00%, 11/15/32	1,800	2,092,856
Series A, 4.50%, 12/15/56(a)	11,970	9,542,903
Florida Housing Finance Corp., RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 1.80%, 07/01/36	2,495	2,107,120
Series 1, (FHLMC, FNMA, GNMA), 2.10%, 07/01/46	9,975	7,314,408
Series 1, (FHLMC, FNMA, GNMA), 2.15%, 07/01/51	6,485	4,521,394
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.75%, 05/01/34	1,015	958,880
Harbor Bay Community Development District, SAB
Series A-1, 3.88%, 05/01/39	2,170	2,020,472
Series A-1, 4.10%, 05/01/48	1,400	1,283,936
Lakewood Ranch Stewardship District, SAB 4.25%, 05/01/25	195	196,924
2.13%, 05/01/26	185	177,601
4.25%, 05/01/26	800	808,302
2.63%, 05/01/31	260	234,750
4.88%, 05/01/35	1,100	1,117,009
4.40%, 05/01/39	690	690,046
3.13%, 05/01/41	645	531,788
4.88%, 05/01/45	2,275	2,295,025
5.13%, 05/01/46	5,655	5,768,077
4.50%, 05/01/49	1,595	1,569,024
4.00%, 05/01/51	925	823,856
Miami-Dade County Seaport Department, Refunding RB, Series A-2, (AGM), 4.00%, 10/01/49	29,665	30,110,094
Miami-Dade County, RB(d)
0.00%, 10/01/38	30,000	15,760,440
0.00%, 10/01/44	10,000	3,954,390
Series C, (AGC), 0.00%, 10/01/44	48,000	18,244,416
Miami-Dade County, Refunding RB, Series A, (AGC), 0.00%, 10/01/45(d)	10,000	3,580,940
Midtown Miami Community Development District, Refunding SAB, Series B, 5.00%, 05/01/37	1,870	1,885,687
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 09/01/50	955	966,072

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.50%, 06/01/49	$1,000	$1,020,000
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	2,030	2,080,697
Portico Community Development District, Refunding SAB
Series 1, 3.20%, 05/01/31	995	927,368
Series 1, 3.50%, 05/01/37	1,250	1,127,665
Reunion East Community Development District, SAB
2.40%, 05/01/26	290	279,131
2.85%, 05/01/31	500	453,329
4.00%, 05/01/51	2,685	2,333,211
Sawyers Landing Community Development District, SAB
3.75%, 05/01/31	1,550	1,498,521
4.13%, 05/01/41	2,525	2,382,161
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(f)(g)	143	90,783
Sumter Landing Community Development District, RB, 4.17%, 10/01/47	2,030	1,832,369
Talavera Community Development District, SAB
4.35%, 05/01/40	495	486,517
4.50%, 05/01/50	770	748,020
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(h)	490	363,224
Tolomato Community Development District, SAB(f)(g)
Series 2015-3, 6.61%, 05/01/40	535	5
Series 3, 6.38%, 05/01/17	425	4
Trout Creek Community Development District, SAB
5.50%, 05/01/35	2,325	2,364,797
5.63%, 05/01/45	3,610	3,658,110
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, 4.00%, 07/01/35	7,270	7,644,863
V-Dana Community Development District, SAB, 4.00%, 05/01/52	750	686,354
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	1,500	1,591,400
Westside Haines City Community Development District, SAB
2.50%, 05/01/26	250	241,183
3.00%, 05/01/31	435	398,315
3.25%, 05/01/41	2,025	1,664,188

		284,164,193

Georgia — 2.7%
Atlanta Urban Redevelopment Agency, RB (a) 2.38%, 07/01/26	1,380	1,331,700
2.88%, 07/01/31	1,930	1,775,600
3.63%, 07/01/42	5,605	4,939,143
3.88%, 07/01/51	2,630	2,269,046
Brookhaven Development Authority, RB, Series A, 5.00%, 07/01/26	1,250	1,371,736
City of Atlanta GA Department of Aviation, Refunding RB
Series B, 5.00%, 07/01/27	890	992,734
Series B, 5.00%, 07/01/28	1,100	1,243,311
Series B, 5.00%, 07/01/29	1,095	1,248,725
Series B, 5.00%, 07/01/32	1,625	1,878,232
Series B, 5.00%, 07/01/33	1,800	2,062,589

Security	Par (000)	Value

Georgia (continued)
City of Atlanta GA Department of Aviation, Refunding RB (continued)
Series B, 5.00%, 07/01/34	$1,635	$1,866,437
Series B, 5.00%, 07/01/35	2,600	2,955,176
Series B, 5.00%, 07/01/36	3,320	3,760,640
Series B, 5.00%, 07/01/37	1,600	1,807,944
Series C, AMT, 5.00%, 07/01/29	1,160	1,293,688
Series C, AMT, 5.00%, 07/01/30	1,315	1,480,264
Series C, AMT, 5.00%, 07/01/31	1,730	1,960,640
Series C, AMT, 5.00%, 07/01/32	1,000	1,134,608
Series C, AMT, 5.00%, 07/01/33	1,400	1,565,624
Series C, AMT, 5.00%, 07/01/34	1,000	1,115,260
Series C, AMT, 5.00%, 07/01/35	1,500	1,667,496
Series C, AMT, 5.00%, 07/01/36	1,500	1,661,824
Series C, AMT, 5.00%, 07/01/37	1,620	1,790,418
City of Columbus GA, GO
5.00%, 01/01/30	5,000	5,843,125
5.00%, 01/01/31	5,000	5,915,690
Development Authority for Fulton County, Refunding RB, Series C, 5.00%, 07/01/26	1,285	1,410,145
Georgia Housing & Finance Authority, RB, S/F Housing, Series B1, 3.65%, 06/01/44	9,670	9,682,561
Georgia Housing & Finance Authority, Refunding RB, S/F Housing
Series A, 2.40%, 12/01/41	4,245	3,502,796
Series A, 2.65%, 12/01/46	8,000	6,575,328
Series A, 2.70%, 12/01/51	9,535	7,686,774
Series A-1, 3.80%, 12/01/40	8,175	8,169,801
Georgia State Road & Tollway Authority, RB 5.00%, 06/01/31	8,950	10,477,506
Series A, (GTD), 4.00%, 07/15/38	15,470	16,267,262
Series A, (GTD), 4.00%, 07/15/39	16,095	16,873,821
Series A, (GTD), 4.00%, 07/15/40	16,740	17,499,896
Series A, (GTD), 4.00%, 07/15/41	16,675	17,363,427
Series A, (GTD), 4.00%, 07/15/43	8,210	8,504,731
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/27	2,000	2,153,722
State of Georgia, Refunding GO
Series A, 4.00%, 07/01/34	5,000	5,499,615
Series A, 4.00%, 07/01/38	10,000	10,758,100

		197,357,135

Hawaii — 0.1%
Kauai County Community Facilities District, ST 5.00%, 05/15/44.	625	650,948
5.00%, 05/15/49	2,750	2,847,515
State of Hawaii, Refunding GO, Series GJ, 2.04%, 08/01/31	7,500	6,374,782

		9,873,245

Idaho — 0.4%
Idaho Housing & Finance Association, RB(a) 4.25%, 06/15/62.	5,910	4,752,131
Series A, 6.95%, 06/15/55	5,150	5,198,086
Idaho Housing & Finance Association, Refunding RB
Series A, 5.00%, 07/15/30	500	580,875
Series A, 5.00%, 07/15/31	725	850,300
Series A, 5.00%, 07/15/32	1,000	1,167,078
Series A, 5.00%, 07/15/33	1,100	1,274,736
Series A, 5.00%, 07/15/34	1,250	1,442,379
Series A, 5.00%, 07/15/35	1,250	1,437,265
Series A, 4.00%, 07/15/36	1,500	1,564,386

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho (continued)
Idaho Housing & Finance Association, Refunding RB (continued)
Series A, 4.00%, 07/15/37	$2,100	$2,190,499
Series A, 4.00%, 07/15/38	3,000	3,129,009
Series A, 4.00%, 07/15/39	3,250	3,351,731

		26,938,475

Illinois — 3.3%
Chicago Board of Education, GO
6.32%, 11/01/29	7,990	8,591,359
Series A, 5.00%, 12/01/42	36,735	36,771,221
Series C, 5.25%, 12/01/39	7,050	7,187,637
Series D, 5.00%, 12/01/46	37,120	37,766,174
Series H, 5.00%, 12/01/46	5,000	5,084,120
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	19,810	20,760,424
6.14%, 12/01/39	8,460	8,935,850
6.52%, 12/01/40	7,045	7,513,471
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	11,230	10,818,656
Series C, 5.00%, 12/01/24	3,280	3,426,331
Series C, 5.00%, 12/01/27	4,585	4,871,659
Series C, 5.00%, 12/01/34	5,590	5,789,038
Series F, 5.00%, 12/01/23	7,220	7,420,709
City of Chicago Illinois Revenue, Refunding SAB
1.57%, 12/01/22	270	269,024
1.99%, 12/01/23	280	275,941
2.27%, 12/01/24	315	308,030
2.53%, 12/01/25	335	326,371
2.69%, 12/01/26	305	295,607
2.87%, 12/01/27	248	239,317
3.04%, 12/01/28	270	259,223
3.20%, 12/01/29	325	310,636
3.29%, 12/01/30	350	332,617
3.38%, 12/01/31	375	355,281
3.45%, 12/01/32	300	283,608
Illinois Finance Authority, Refunding RB
4.00%, 08/15/39	7,000	6,981,660
Series A, 5.00%, 08/15/26	1,925	2,107,848
Series A, 5.00%, 08/15/27	2,165	2,403,371
Series A, 5.00%, 08/15/28	3,310	3,715,286
Series A, 5.00%, 08/15/29	2,450	2,768,453
Series A, 5.00%, 08/15/30	2,560	2,908,529
Series A, 5.00%, 08/15/31	2,530	2,884,488
Series A, 5.00%, 08/15/32	2,960	3,364,676
Series A, 5.00%, 08/15/33	3,640	4,090,392
Series A, 5.00%, 08/15/34	4,870	5,449,978
Series A, 5.00%, 08/15/35	5,000	5,587,780
Series A, 5.00%, 08/15/36	4,830	5,390,691
Series A, 4.00%, 11/15/39	15,000	15,022,305
Illinois Housing Development Authority, RB, S/F Housing
Series D, (FHLMC, FNMA, GNMA), 2.25%, 04/01/30	975	932,787
Series D, (FHLMC, FNMA, GNMA), 2.35%, 04/01/31	900	859,478

Security	Par (000)	Value

Illinois (continued)
Illinois Housing Development Authority, RB, S/F Housing (continued)
Series D, (FHLMC, FNMA, GNMA), 2.70%, 10/01/34	$5,000	$4,532,125
Illinois Housing Development Authority, Refunding RB, Sub-Series A-1, 3.70%, 07/01/34	415	415,518
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 12/15/47	8,960	8,262,500

		245,870,169

Indiana — 0.3%
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	160	165,807
Indiana Finance Authority, Refunding RB
Series B, 3.53%, 09/15/34	4,520	3,809,601
Series B, 3.75%, 09/15/37	7,715	6,444,424
Series B, 3.83%, 09/15/41	2,780	2,246,676
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	6,635	6,511,144

		19,177,652

Iowa — 0.1%
Iowa Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 01/01/52	5,765	5,843,710

Kentucky — 0.2%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(a)	2,875	2,846,250
Kentucky Economic Development Finance Authority, RB, Series B, 5.00%, 08/15/33	5,000	5,418,095
Westvaco Corp., RB, 7.67%, 01/15/27(a)	3,100	3,411,798

		11,676,143

Louisiana — 0.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(a)	5,645	4,912,883
Louisiana Public Facilities Authority, RB, Series A, 5.00%, 04/01/57(a)	4,965	4,903,727
Louisiana Public Facilities Authority, Refunding RB
5.00%, 10/01/26	215	233,889
5.00%, 10/01/32	310	353,117
5.00%, 10/01/34	785	883,096
5.00%, 10/01/35	825	923,892
4.00%, 10/01/36	810	822,054
4.00%, 10/01/37	1,000	1,004,197
4.00%, 10/01/38	850	850,728
4.00%, 10/01/39	815	812,846
4.00%, 10/01/40	700	696,004
4.00%, 10/01/41	650	645,703
4.00%, 10/01/51	1,175	1,109,137

		18,151,273

Maine — 0.4%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(a)	12,755	10,656,165
Maine Health & Higher Educational Facilities Authority, RB, Series A, 4.00%, 07/01/50	9,215	9,220,124
Maine State Housing Authority, RB, M/F Housing Series A, 0.60%, 11/15/26	2,000	1,842,182

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine (continued)
Maine State Housing Authority, RB, M/F Housing (continued)
Series A, 1.85%, 11/15/36	$2,750	$2,249,519
Series A, 2.05%, 11/15/41	1,185	944,165
Series A, 2.15%, 11/15/46	5,000	3,829,595
Maine State Housing Authority, RB, S/F Housing
Series A, 3.00%, 11/15/44	2,500	2,213,945
Series H, 3.55%, 11/15/37	1,035	1,042,217

		31,997,912

Maryland — 1.2%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36.	600	613,022
5.25%, 07/01/44	1,220	1,245,835
Anne County Arundel, GO
5.00%, 10/01/30	4,380	5,220,772
5.00%, 10/01/31	4,225	5,102,668
5.00%, 10/01/33	4,015	4,863,325
5.00%, 10/01/34	4,615	5,584,644
5.00%, 10/01/35	4,615	5,572,072
5.00%, 10/01/36	4,615	5,561,066
Anne County Arundel, Refunding GO
5.00%, 04/01/28	3,445	3,957,678
5.00%, 04/01/30	4,625	5,490,064
5.00%, 04/01/31	4,685	5,621,925
5.00%, 04/01/32	1,095	1,330,612
County of Howard Maryland, TA, 6.10%, 02/15/44	1,170	1,195,085
Maryland Community Development Administration, RB, M/F Housing
Series D, 2.75%, 07/01/34	1,005	933,643
Series D, (FHA), 2.95%, 07/01/62	2,000	1,545,446
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 2.50%, 09/01/40	5,000	4,230,050
Series A, 2.60%, 03/01/42	3,490	2,954,774
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(a)	10,405	11,199,297
State of Maryland Department of Transportation, ARB
AMT, 5.00%, 08/01/30	1,000	1,127,093
AMT, 5.00%, 08/01/31	1,250	1,415,212
AMT, 5.00%, 08/01/32	1,420	1,603,988
AMT, 5.00%, 08/01/33	1,280	1,434,312
AMT, 5.00%, 08/01/34	1,105	1,235,755
AMT, 5.00%, 08/01/35	1,115	1,245,385
AMT, 5.00%, 08/01/36	1,285	1,431,679
AMT, 4.00%, 08/01/37	1,500	1,509,312
AMT, 4.00%, 08/01/38	1,500	1,505,173
AMT, 4.00%, 08/01/39	1,840	1,841,943
AMT, 4.00%, 08/01/40	1,600	1,597,197

		88,169,027

Massachusetts — 2.4%
City of Brockton, GO, 2.56%, 11/01/31	2,000	1,734,426
City of Cambridge, GO
5.00%, 02/15/27	2,965	3,338,006
5.00%, 02/15/28	3,000	3,440,982
5.00%, 02/15/29	5,400	6,288,802
5.00%, 02/15/30	5,395	6,372,283
5.00%, 02/15/31	5,270	6,306,662

Security	Par (000)	Value

Massachusetts (continued)
City of Cambridge, GO (continued) 5.00%, 02/15/32	$5,335	$6,458,001
City of Springfield, Refunding GO
(SAW), 5.00%, 03/01/27	1,930	2,168,052
(SAW), 5.00%, 03/01/30	2,020	2,377,821
(SAW), 5.00%, 03/01/31	1,755	2,092,801
(SAW), 5.00%, 03/01/32	2,225	2,644,742
Massachusetts Development Finance Agency, RB
5.00%, 10/01/38	5,000	5,165,750
5.00%, 10/01/43	5,000	5,097,975
Series D, 5.00%, 07/01/44	5,000	5,211,970
Series J2, 5.00%, 07/01/43	10,000	10,725,570
Massachusetts Development Finance Agency, Refunding RB
4.00%, 10/01/32(a)	2,560	2,704,730
4.13%, 10/01/42(a)	8,225	8,678,872
5.00%, 07/01/44	5,000	5,213,615
Class K, Class K, 5.00%, 07/01/38	5,000	5,254,265
Series A, 5.00%, 07/15/33	25,000	27,636,125
Series G, 5.00%, 07/01/29	150	168,523
Series G, 5.00%, 07/01/30	225	255,039
Series G, 5.00%, 07/01/32	425	484,432
Series G, 5.00%, 07/01/34	375	422,792
Series G, 5.00%, 07/01/38	300	331,883
Series G, 5.00%, 07/01/39	650	716,284
Massachusetts Educational Financing Authority, RB, Series A, 2.46%, 07/01/30	8,750	7,645,312
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.40%, 12/01/49	3,115	2,802,671
Series C1, (FHA, HUD SECT 8), 2.75%, 12/01/55.	2,250	1,810,942
Series C-1, 2.65%, 12/01/34	2,950	2,713,773
Series C-1, 3.10%, 12/01/44	2,500	2,213,790
Series C-1, 3.15%, 12/01/49	2,890	2,487,088
Series C-1, 3.25%, 12/01/54	7,790	6,680,610
Series C-1, 3.30%, 12/01/59	10,000	8,496,860
Series C-1, 3.35%, 06/01/62	5,010	4,276,346
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing
Series B-1, (FHA), 2.75%, 12/01/34	2,200	2,044,748
Series B-1, (FHA), 3.30%, 12/01/56	5,855	5,027,565
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.39%, 08/01/33	9,380	7,979,744

		175,469,852

Michigan — 1.6%
Grand Traverse County Hospital Finance Authority, Refunding RB
5.00%, 07/01/26.	550	606,678
5.00%, 07/01/27	750	839,135
5.00%, 07/01/28	360	407,762
5.00%, 07/01/29	1,175	1,340,174
5.00%, 07/01/30	1,710	1,967,281
5.00%, 07/01/31	2,700	3,128,169
5.00%, 07/01/32	710	818,951
5.00%, 07/01/33	375	428,380
5.00%, 07/01/34	400	454,602
4.00%, 07/01/35	600	617,727
4.00%, 07/01/37	595	604,453
Michigan Finance Authority, RB 5.00%, 12/01/28	1,500	1,694,380

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, RB (continued) 5.00%, 12/01/29	$2,000	$2,272,292
5.00%, 12/01/30	1,500	1,712,176
5.00%, 12/01/43(b)	14,080	15,932,224
4.00%, 02/15/47	10,000	10,004,530
6.50%, 06/01/57(a)	4,020	4,049,507
Series S, 5.00%, 11/01/44	5,000	5,236,975
Michigan Finance Authority, Refunding RB 5.00%, 11/15/37	5,000	5,327,880
4.00%, 02/15/44	20,000	20,031,300
Series B, 5.00%, 07/01/44	5,000	5,150,195
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.25%, 10/01/41	5,140	4,021,916
Series A, 2.45%, 10/01/46	15,565	11,846,226
Series A, 2.55%, 10/01/51	8,700	6,472,156
Series A, 2.70%, 10/01/56	4,175	3,026,286
Series A, 2.73%, 10/01/59	10,000	7,344,130
Michigan State University, RB, Series B, (AMBAC), 1.58%, 02/15/37(b)	5,000	4,732,830

		120,068,315

Minnesota — 0.9%
City of Deephaven Minnesota, Refunding RB, Series A, 5.50%, 07/01/50	2,500	2,558,528
City of Minneapolis, RB 4.00%, 11/15/36	3,500	3,566,668
4.00%, 11/15/37	3,250	3,276,565
4.00%, 11/15/38	3,750	3,771,210
4.00%, 11/15/39	4,250	4,266,086
Series A, 5.00%, 07/01/47	3,000	3,041,712
City of Minneapolis, RB, M/F Housing, (FNMA COLL), 2.35%, 02/01/38	7,000	5,937,106
Hennepin County, GO, Series A, 5.00%, 12/01/35	5,675	6,758,006
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, Series A, 5.00%, 01/01/28	5,000	5,508,095
Minnesota Housing Finance Agency, RB, S/F Housing
Series B, (FHLMC, FNMA, GNMA), 2.40%, 01/01/35	1,260	1,159,378
Series B, (FHLMC, FNMA, GNMA), 2.63%, 01/01/40	5,050	4,838,602
Series B, (FHLMC, FNMA, GNMA), 2.80%, 01/01/44	1,260	1,095,533
Series B, (FHLMC, FNMA, GNMA), 3.50%, 07/01/50	8,270	8,374,442
Series E, (FHLMC, FNMA, GNMA), 1.85%, 01/01/29	745	700,842
Series E, (FHLMC, FNMA, GNMA), 1.90%, 07/01/29	755	727,010
Series E, (FHLMC, FNMA, GNMA), 1.95%, 01/01/30	1,465	1,408,520
Series E, (FHLMC, FNMA, GNMA), 2.05%, 01/01/31	1,490	1,362,590
Series E, (FHLMC, FNMA, GNMA), 2.50%, 07/01/40	3,775	3,273,318

Security	Par (000)	Value

Minnesota (continued)
Minnesota Housing Finance Agency, Refunding RB, S/F Housing, Series B, AMT, (FHLMC, FNMA, GNMA), 3.10%, 07/01/35	$620	$595,655
State of Minnesota, GO, Series A, 5.00%, 09/01/32	1,855	2,235,486
University of Minnesota, RB, 4.05%, 04/01/52	4,446	4,394,693

		68,850,045

Mississippi — 0.2%
Mississippi Business Finance Corp., Refunding RB, 2.38%, 06/01/44	9,190	6,741,931
Mississippi Home Corp,. RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.13%, 12/01/44	1,000	794,411
Series A, (FHLMC, FNMA, GNMA), 3.00%, 12/01/50	3,870	3,883,487

		11,419,829

Missouri — 1.3%
City of St. Louis Missouri Airport Revenue, ARB, Series C, (AGM), 5.00%, 07/01/42	5,000	5,384,480
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
Series A, 5.00%, 07/01/31	6,200	7,227,024
Series A, 5.00%, 07/01/32	2,200	2,555,098
Kansas City Industrial Development Authority, ARB
Series A, AMT, 5.00%, 03/01/34	5,000	5,431,770
Series A, AMT, 5.00%, 03/01/35	5,000	5,416,035
Series A, AMT, 5.00%, 03/01/36	5,000	5,399,595
Series A, AMT, 5.00%, 03/01/37	5,000	5,388,625
Series A, AMT, 5.00%, 03/01/39	5,000	5,369,280
Series B, AMT, 5.00%, 03/01/39	5,000	5,342,845
Kansas City Industrial Development Authority, RB
Series A, 10.00%, 11/15/37	2,735	2,492,668
Series C, 7.50%, 11/15/46	1,701	1,481,085
Kansas City Industrial Development Authority, Refunding RB
2.00%, 11/15/46	3,597	173,419
5.00%, 11/15/46	8,059	6,861,580
Missouri Housing Development Commission, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.55%, 11/01/40	1,550	1,397,663
Series A, (FHLMC, FNMA, GNMA), 2.70%, 11/01/45	2,210	1,982,814
Series A, (FHLMC, FNMA, GNMA), 3.50%, 11/01/50	8,225	8,283,850
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Series C, 2.75%, 09/01/33	25,000	23,378,075
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	2,515	2,169,824

		95,735,730

Nebraska — 0.4%
Metropolitan Utilities District of Omaha Gas System Revenue RB
5.00%, 12/01/32	5,455	6,517,563
5.00%, 12/01/33	5,730	6,819,096

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska (continued)
Metropolitan Utilities District of Omaha Gas System Revenue RB (continued)
5.00%, 12/01/34	$6,015	$7,137,489
University of Nebraska Facilities Corp., RB, Series A, 4.00%, 07/15/59	10,000	10,066,700

		30,540,848

Nevada — 0.5%
City of Las Vegas Nevada Special Improvement District No. 607, Refunding SAB
5.00%, 06/01/23	225	230,238
5.00%, 06/01/24	95	98,845
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	5,175	5,707,885
Clark County Department of Aviation, Refunding RB
Series B, AMT, Subordinate, 5.00%, 07/01/27	6,380	6,990,879
Series A, Subordinate, 5.00%, 07/01/33	2,800	3,242,117
Series A, Subordinate, 5.00%, 07/01/34	8,460	9,776,503
Series A, Subordinate, 5.00%, 07/01/35	7,000	8,057,266
Series A, Subordinate, 5.00%, 07/01/36	2,250	2,580,498
State of Nevada Department of Business & Industry, RB(a)
Series A, 4.50%, 12/15/29	280	287,849
Series A, 5.00%, 12/15/38	965	1,002,440

		37,974,520

New Hampshire — 0.7%
National Finance Authority, RB, Series 2020-1, Class A, 4.13%, 01/20/34	25,147	26,752,190
New Hampshire Business Finance Authority, Refunding RB
3.30%, 04/01/32	12,880	10,602,378
Series B, 4.63%, 11/01/42(a)	7,900	7,794,314
Series C, AMT, 4.88%, 11/01/42(a)	2,995	2,999,451

		48,148,333

New Jersey — 1.9%
Essex County Improvement Authority, RB
Series A, (BAM), 5.00%, 08/01/33	170	193,996
Series A, (BAM), 5.00%, 08/01/34	150	170,921
Series A, (BAM), 5.00%, 08/01/35	250	284,032
Series A, (BAM), 4.00%, 08/01/37	300	307,272
Series A, (BAM), 4.00%, 08/01/38	610	623,282
Series A, (BAM), 4.00%, 08/01/39	630	642,876
Series A, (BAM), 4.00%, 08/01/40	330	336,233
Series A, (BAM), 4.00%, 08/01/41	350	355,861
Series A, (BAM), 4.00%, 08/01/46	1,200	1,219,680
Series A, (BAM), 4.00%, 08/01/51	1,500	1,501,194
Series A, (BAM), 4.00%, 08/01/56	2,600	2,565,745
Series A, (BAM), 4.00%, 08/01/60	2,250	2,217,609
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(i)	750	780,818
Jersey City Redevelopment Agency, RB, (MUN GOVT GTD), 4.00%, 12/15/31	1,950	2,098,765
New Jersey Economic Development Authority, RB
Series B, 5.50%, 11/01/26(a)	265	255,876
AMT, 5.13%, 09/15/23	2,475	2,505,403
New Jersey Economic Development Authority, Refunding RB, Series A, AMT, 2.20%, 10/01/39(b)	50,000	46,318,350

Security	Par (000)	Value

New Jersey (continued)
New Jersey Educational Facilities Authority, RB, 5.00%, 03/01/27	$7,400	$8,348,236
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/26	2,000	2,209,882
5.00%, 07/01/27	1,350	1,514,342
5.00%, 07/01/28	2,000	2,273,126
5.00%, 07/01/29	935	1,071,693
5.00%, 07/01/30	2,120	2,450,845
5.00%, 07/01/31	5,430	6,006,400
5.00%, 07/01/32	3,000	3,475,359
5.00%, 07/01/33	1,475	1,696,563
5.00%, 07/01/34	5,500	6,305,623
4.00%, 07/01/35	3,885	4,038,873
4.00%, 07/01/36	4,000	4,134,236
4.00%, 07/01/37	3,650	3,753,196
4.00%, 07/01/38	2,850	2,918,542
4.00%, 07/01/39	6,000	6,129,390
4.00%, 07/01/40	6,000	6,117,678
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.00%, 07/01/35	5,000	5,118,950
Series A, 5.00%, 07/01/39	5,000	5,442,660
New Jersey Infrastructure Bank, RB, 2.25%, 09/01/51	5,230	3,569,883

		138,953,390

New Mexico — 0.2%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	6,250	6,248,556
Series A, (FHLMC, FNMA, GNMA), 2.70%, 07/01/40	2,470	2,281,771
Winrock Town Center Tax Increment Development District No. 1, Refunding TA(a)
Senior Lien, 3.75%, 05/01/28	500	486,187
Senior Lien, 4.00%, 05/01/33	1,035	954,327
Senior Lien, 4.25%, 05/01/40	1,750	1,549,975

		11,520,816

New York — 11.2%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	5,000	5,036,045
City of New York, GO, Sub-Series F-2, 1.94%, 03/01/29	7,500	6,579,443
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	18,765	18,671,175
Metropolitan Transportation Authority, Refunding RB, Sub-Series C-1, 5.00%, 11/15/34	5,000	5,377,815
Nassau County Interim Finance Authority, Refunding RB, Series B, 1.28%, 11/15/28	11,250	9,602,685
New York City Housing Development Corp., RB, M/F Housing
Series A, (HUD SECT 8), 2.80%, 02/01/50	50,000	39,128,950
Series F-1, (FHA), 2.25%, 11/01/41	34,100	27,221,825
Series G-1, 3.90%, 05/01/45	10,000	9,649,540
Series I, 2.25%, 11/01/36	3,240	2,720,242
Series I, 2.45%, 11/01/41	6,200	4,980,231
Series I, 2.65%, 11/01/46	7,135	5,667,102
Series I, 2.70%, 11/01/51	8,285	6,348,000

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., RB, M/F Housing (continued)
Series I, 2.80%, 05/01/56	$10,045	$7,669,799
Series I-1, (FHA), 2.10%, 11/01/35	2,915	2,440,581
Series I-1, (FHA), 2.55%, 11/01/45	28,970	22,807,878
Series I-1, (FHA), 2.65%, 11/01/50	5,000	3,754,245
Series I-1, (FHA), 2.70%, 11/01/55	5,000	3,778,370
Series I-1, (FHA), 2.80%, 11/01/60	5,000	3,772,205
Series J, 2.85%, 11/01/39	8,000	7,003,912
Series J, 3.00%, 11/01/44	8,135	6,890,662
Series J, 3.05%, 11/01/49	10,000	8,296,270
Series J, 3.15%, 11/01/54	15,000	12,289,170
Series J, 3.25%, 11/01/59	10,000	8,224,730
Series J, 3.35%, 11/01/65	15,000	12,536,835
Series A-1, RB, 3.95%, 11/15/44	10,000	10,012,000
New York City Housing Development Corp., Refunding RB, M/F Housing
2.25%, 11/01/31	1,405	1,275,285
Series C, 2.25%, 11/01/41	8,495	6,776,844
Series C, 2.40%, 11/01/46	14,050	10,742,742
Series C, 2.50%, 11/01/51	14,155	10,650,165
Series C, 2.60%, 11/01/56	7,210	5,321,218
New York City Municipal Water Finance Authority, RB, Series AA, 4.00%, 06/15/43	7,500	7,660,027
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, 3.50%, 11/01/32	16,000	15,015,376
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	3,630	3,648,074
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	49,285	49,841,920
Series 2, Class 2, 5.15%, 11/15/34	240	244,910
Series 2, Class 2, 5.38%, 11/15/40	570	584,633
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/31	5,000	5,926,585
Series A, 4.00%, 03/15/39	19,000	19,765,510
Series B, 5.75%, 01/01/29	990	1,011,433
Series E, 5.00%, 03/15/35	25,000	29,487,575
Series E, 5.00%, 03/15/36	25,000	29,350,950
Series E, 4.00%, 03/15/37	25,000	26,348,900
Series E, 4.00%, 03/15/38	25,000	26,223,550
Series E, 4.00%, 03/15/39	25,000	26,181,650
Series E, 4.00%, 03/15/40	25,000	25,574,200
Catholic Health Services, 5.00%, 07/01/35	600	610,124
Catholic Health Services, 5.00%, 07/01/36	975	990,400
Catholic Health Services, 4.00%, 07/01/37	1,860	1,711,094
Catholic Health Services, 4.00%, 07/01/38	1,650	1,464,690
New York State Housing Finance Agency, RB, M/F Housing
Series H, (FNMA SONYMA), 2.25%, 11/01/29	275	264,304
Series H, (FNMA SONYMA), 2.35%, 11/01/30	250	238,979
Series H, (FNMA SONYMA), 2.40%, 11/01/31	250	236,777
Series H, (FNMA SONYMA), 3.15%, 11/01/44	1,000	878,071
Series I, (FNMA SONYMA), 2.40%, 05/01/31	280	266,983
Series I, (FNMA SONYMA), 2.75%, 11/01/34	1,250	1,183,016
Series I, (FNMA SONYMA), 3.15%, 11/01/44	3,275	2,875,683
Series K, (FHLMC, FNMA, GNMA SONYMA), 3.00%, 11/01/32	1,500	1,454,787

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, M/F Housing (continued)
Series M, (FHLMC, FNMA, GNMA SONYMA), 3.15%, 11/01/32	$1,000	$982,996
Series M, (FHLMC, FNMA, GNMA SONYMA), 3.50%, 11/01/37	415	405,143
New York State Thruway Authority, Refunding RB, Series A-1, 4.00%, 03/15/38	16,000	16,416,528
New York State Urban Development Corp., RB
2.13%, 03/15/32	500	414,986
2.23%, 03/15/33	1,500	1,232,369
New York State Urban Development Corp., Refunding RB
Series B, 2.84%, 03/15/32	10,000	9,043,500
Series F, 2.00%, 03/15/33	2,990	2,399,559
New York Transportation Development Corp., ARB
Series A, AMT, 5.00%, 07/01/34	5,000	5,171,925
Series A, AMT, 5.00%, 07/01/41	5,000	5,183,635
Series A, AMT, 5.00%, 07/01/46	50,000	51,767,100
Series A, AMT, 5.25%, 01/01/50	25,000	25,493,250
New York Transportation Development Corp., RB
AMT, 5.00%, 01/01/26	10,000	10,271,790
AMT, 5.00%, 01/01/27	10,000	10,298,890
AMT, 5.00%, 01/01/28	10,000	10,308,010
AMT, 5.00%, 01/01/29	10,000	10,294,920
AMT, 5.00%, 01/01/30	10,000	10,256,570
AMT, 5.00%, 01/01/32	12,000	12,231,120
AMT, 5.00%, 01/01/34	15,500	15,802,808
New York Transportation Development Corp., Refunding RB
5.00%, 12/01/26	1,450	1,553,284
5.00%, 12/01/27	1,500	1,622,882
5.00%, 12/01/28	1,300	1,417,623
Series A, Class A, AMT, 5.00%, 12/01/26	510	541,283
Series A, Class A, AMT, 5.00%, 12/01/27	700	748,092
Series A, Class A, AMT, 5.00%, 12/01/28	350	375,973
Series A, Class A, AMT, 5.00%, 12/01/30	250	270,708
Port Authority of New York & New Jersey, Refunding RB
Series 226, AMT, 5.00%, 10/15/27	4,000	4,452,192
Series 226, AMT, 5.00%, 10/15/28	4,000	4,495,968
Series 226, AMT, 5.00%, 10/15/30	2,000	2,279,902
Series 226, AMT, 5.00%, 10/15/31	2,760	3,156,192
Series 226, AMT, 5.00%, 10/15/32	1,850	2,108,434
Series 226, AMT, 5.00%, 10/15/33	1,350	1,526,148
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	15,000	11,429,865
Series 227, 2.30%, 10/01/40	7,000	5,817,119
Series 227, 2.50%, 10/01/47	12,730	9,897,308
Series 226, AMT, 1.80%, 04/01/28	1,000	924,859
State of New York, Refunding GO, Series B, 1.74%, 03/15/29	10,000	8,852,620

		823,711,716

North Carolina — 2.2%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB
5.00%, 07/01/34	3,095	3,477,443
5.00%, 07/01/36	1,860	2,075,302
5.00%, 07/01/49	10,000	10,983,760

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB (continued)
Series A, 5.00%, 07/01/28	$2,395	$2,731,562
Series A, 5.00%, 07/01/29	1,750	2,015,102
Series A, 5.00%, 07/01/30	2,250	2,617,952
Series A, 5.00%, 07/01/31	5,120	6,004,977
Series A, 5.00%, 07/01/33	5,750	6,655,056
Series A, 5.00%, 07/01/34	3,000	3,459,987
Series A, 4.00%, 07/01/35	3,100	3,240,737
Series A, 4.00%, 07/01/36	3,375	3,506,318
Series A, 5.00%, 07/01/37	5,000	5,706,655
Series A, 4.00%, 07/01/38	4,250	4,418,445
Series A, 4.00%, 07/01/39	5,000	5,154,015
Series A, 4.00%, 07/01/41	2,410	2,478,463
Series A, 4.00%, 07/01/51	15,000	15,038,475
Series B, AMT, 4.00%, 07/01/51	5,000	4,957,635
City of Charlotte, Refunding GO
Series A, 5.00%, 06/01/28	335	385,564
Series A, 5.00%, 06/01/29	350	408,143
Series A, 5.00%, 06/01/30	485	574,228
Series A, 5.00%, 06/01/31	605	725,498
Series A, 4.00%, 06/01/33	925	1,011,518
Guilford County, GO, Series B, 5.00%, 03/01/33	5,305	6,389,437
North Carolina Housing Finance Agency, RB, S/F Housing
Series 43, (FHLMC, FNMA, GNMA), 2.63%, 01/01/35	3,000	2,820,987
Series 43, (FHLMC, FNMA, GNMA), 2.80%, 01/01/40	5,130	4,770,089
Series 44, 1.75%, 01/01/26	950	928,227
Series 44, 1.80%, 07/01/26	1,215	1,184,020
Series 44, 2.05%, 01/01/28	1,295	1,257,356
Series 44, 2.20%, 07/01/29	1,020	985,359
Series 44, 2.30%, 01/01/31	1,075	1,036,133
Series 44, 2.35%, 07/01/31	945	910,217
Series 44, 2.55%, 07/01/35	1,190	1,093,454
Series 46-A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/51	21,235	21,113,897
North Carolina Medical Care Commission, Refunding RB
4.00%, 01/01/41	1,020	991,858
5.00%, 06/01/45	5,000	5,204,685
Series A, 5.25%, 01/01/41	2,470	2,481,466
Raleigh Durham Airport Authority, Refunding RB
Series A, AMT, 5.00%, 05/01/34	5,000	5,327,150
Series A, AMT, 5.00%, 05/01/35	5,000	5,320,265
State of North Carolina, GO, Series B, 5.00%, 06/01/29	5,000	5,836,350
Town of Mooresville North Carolina, SAB, 5.38%, 03/01/40(a)	2,100	2,145,301
University of North Carolina at Chapel Hill,
Refunding RB, Series B, 5.00%, 12/01/39	4,525	5,333,115

		162,756,201

North Dakota — 0.0%
North Dakota Housing Finance Agency, RB, S/F Housing, 3.05%, 07/01/43	780	708,057

Security	Par (000)	Value

Ohio — 1.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	$53,070	$53,873,480
Ohio Housing Finance Agency, RB, M/F Housing, Series B, (FHLMC, FNMA, GNMA), 2.55%, 09/01/50	2,975	2,372,066
Ohio Housing Finance Agency, RB, S/F Housing
Series A, (FHLMC, FNMA, GNMA), 2.50%, 09/01/35	1,370	1,283,313
Series A, (FHLMC, FNMA, GNMA), 2.75%, 09/01/40	2,500	2,361,775
Series A, (FHLMC, FNMA, GNMA), 2.90%, 09/01/45	4,465	3,961,643
Series A, 3.00%, 03/01/52	15,710	15,594,531

		79,446,808

Oklahoma — 0.2%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(a)	5,010	5,464,131
Series B, 5.25%, 08/15/48	10,000	10,144,070

		15,608,201

Oregon — 1.5%
Clackamas & Washington Counties School District No.3, GO, CAB, Series A, (GTD), 0.00%, 06/15/49(d)	1,750	609,525
County of Multnomah Oregon, GO, Series B, 0.80%, 06/15/26	26,870	24,387,346
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	865	879,645
Oregon Health & Science University, Refunding RB, Series A, 4.00%, 07/01/51	15,000	15,350,910
Oregon State Facilities Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	9,941,200
Port of Portland Oregon Airport Revenue, ARB Series 24A, 5.00%, 07/01/47	5,000	5,316,570
Series 24B, AMT, 5.00%, 07/01/47	5,000	5,262,465
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	12,870	12,243,051
Salem-Keizer School District No.24J, GO, CAB, Series A, (GTD), 0.00%, 06/15/40(d)	12,395	6,144,040
State of Oregon Housing & Community Services Department, RB, M/F Housing
Series B, AMT, (FHLMC, FNMA, GNMA), 4.00%, 07/01/37	185	185,007
Series B, AMT, (FHLMC, FNMA, GNMA), 4.13%, 07/01/43	165	165,025
Tualatin Valley Fire & Rescue Rural Fire Protection District, GO
5.00%, 06/01/28	5,875	6,775,015
5.00%, 06/01/29	5,865	6,870,226
5.00%, 06/01/30	7,145	8,501,314
5.00%, 06/01/31	6,130	7,391,671

		110,023,010

Pennsylvania — 3.4%
Allegheny County Airport Authority, ARB
Series A, AMT, (AGM), 4.00%, 01/01/46	10,000	10,013,220
Series A, AMT, 5.00%, 01/01/51	4,445	4,732,600
Allegheny County Hospital Development Authority, Refunding RB, Series A, 5.00%, 04/01/47	5,000	5,332,160

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
5.00%, 05/01/33	$1,250	$1,323,462
Subordinate, 5.00%, 05/01/28	2,520	2,793,312
Subordinate, 5.13%, 05/01/32	4,700	5,160,990
Subordinate, 5.38%, 05/01/42	8,550	9,347,561
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	1,390	1,154,048
4.00%, 07/01/51	1,000	814,383
Central Bradford Progress Authority, RB, Series B, 4.00%, 12/01/51	24,000	23,487,288
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/22	895	899,866
Series A, 5.00%, 12/01/23	985	996,881
Series A, 5.00%, 12/01/24	1,035	1,051,642
Series A, 5.00%, 12/01/25	1,075	1,095,335
Series A, 5.25%, 12/01/45	1,500	1,470,043
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/27	6,790	7,423,745
AMT, 5.00%, 07/01/28	10,350	11,407,905
Series B, AMT, 5.00%, 07/01/29	5,000	5,436,595
Series B, AMT, 5.00%, 07/01/30	5,000	5,401,420
Series B, AMT, 5.00%, 07/01/42	5,000	5,253,615
County of Lehigh Pennsylvania, Refunding RB 5.00%, 07/01/44	10,000	10,834,640
Series A, 4.00%, 07/01/49	20,000	19,939,180
Geisinger Authority, Refunding RB, 5.00%, 04/01/43(b)	10,000	10,875,460
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,725	1,771,565
Pennsylvania Economic Development Financing Authority, RB
2.30%, 06/15/30	8,000	6,910,576
AMT, 5.00%, 12/31/38	5,000	5,181,555
AMT, 5.00%, 06/30/42	5,000	5,215,675
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 10/15/26	1,000	1,058,316
Series A, 5.00%, 10/15/28	1,500	1,687,509
Series A, 5.00%, 10/15/29	1,650	1,869,750
Series A, 5.00%, 10/15/31	1,400	1,607,158
Series A, 5.00%, 10/15/32	1,100	1,257,881
Series A, 5.00%, 10/15/33	1,150	1,305,219
Series A, 5.00%, 10/15/34	1,400	1,583,775
Series A, 5.00%, 10/15/35	1,100	1,241,635
Series A, 5.00%, 10/15/36	1,250	1,409,206
Series A, 4.00%, 10/15/37	1,400	1,433,676
Series A, 4.00%, 10/15/39	1,325	1,347,232
Series A, 4.00%, 10/15/40	1,200	1,219,841
Series A, 4.00%, 10/15/41	1,300	1,319,546
AMT, 5.50%, 11/01/44	3,250	3,321,246
Pennsylvania Higher Educational Facilities Authority, Refunding RB
Series B, 5.00%, 08/15/24	1,000	1,058,527
Series B, 5.00%, 08/15/25	1,300	1,400,461
Series B, 5.00%, 08/15/26	1,575	1,730,293
Series B, 5.00%, 08/15/27	1,050	1,165,072
Series B, 5.00%, 08/15/31	1,910	2,172,763

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB (continued)
Series B, 5.00%, 08/15/34	$1,055	$1,183,135
Series B, 5.00%, 08/15/35	1,335	1,489,303
Series B, 4.00%, 08/15/37	1,000	1,024,133
Series B, 4.00%, 08/15/39	1,000	1,022,026
Series B, 4.00%, 08/15/41	1,115	1,137,650
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 2019-131A, 1.85%, 04/01/26	1,550	1,514,499
Series 2019-131A, 2.10%, 04/01/28	1,915	1,844,101
Series 125B, AMT, 3.65%, 10/01/42	20,000	19,368,160
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 121, 2.80%, 10/01/31	11,770	11,226,720
Series 134A, 3.00%, 10/01/49	9,205	9,096,261
Series 134B, AMT, 5.00%, 04/01/26	1,000	1,088,737
Series 134B, AMT, 5.00%, 10/01/26	1,545	1,694,388
Series 134B, AMT, 5.00%, 04/01/27	1,500	1,656,292
Series 134B, AMT, 5.00%, 10/01/27	1,250	1,389,925
Philadelphia Authority for Industrial Development, Refunding RB, Series A, 5.00%, 09/01/35	5,000	5,352,325

		254,601,483

Puerto Rico — 11.3%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	307,385	18,755,711
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(b)	63,106	32,815,080
0.00%, 11/01/51(b)	101,464	45,404,978
Series A1, Restructured, 5.63%, 07/01/29	16,290	18,024,980
Series A1, Restructured, 5.75%, 07/01/31	7,605	8,608,268
Series A1, Restructured, 4.00%, 07/01/33	7,211	7,039,159
Series A1, Restructured, 4.00%, 07/01/35	6,482	6,289,138
Series A1, Restructured, 4.00%, 07/01/37	5,563	5,361,683
Series A1, Restructured, 4.00%, 07/01/41	7,564	7,204,593
Series A1, Restructured, 4.00%, 07/01/46	7,867	7,344,847
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	9,280	5,554,981
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB(a)
Series A, 5.00%, 07/01/22	320	320,475
Series A, 5.00%, 07/01/25	315	323,279
Series A, 5.00%, 07/01/33	900	953,816
Series A, 5.00%, 07/01/37	450	472,854
Series A, 4.00%, 07/01/42	1,250	1,183,738
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series C, 3.50%, 07/01/26(a)	22,015	22,060,791
Series C, 3.75%, 07/01/27(a)	21,550	21,812,070
Series A, Senior Lien, 5.00%, 07/01/35(a)	26,225	27,557,230
Series A, Senior Lien, 5.25%, 07/01/42	3	3,006
Series A, Senior Lien, 5.00%, 07/01/47(a)	46,180	47,711,652
Puerto Rico Electric Power Authority, RB
3rd Series, 5.40%, 01/01/20(b)(f)(g)	1,908	1,869,327
Series A, 5.00%, 07/01/29(f)(g)	5,540	5,127,990
Series A, 7.00%, 07/01/33(f)(g)	7,445	7,296,100
Series A, 6.75%, 07/01/36(f)(g)	24,370	23,882,600
Series A, 5.00%, 07/01/42(f)(g)	23,970	22,187,351
Series A, 7.00%, 07/01/43(f)(g)	3,350	3,283,000
Series A-1, 10.00%, 07/01/19(f)(g)	928	1,006,614

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series A-2, 10.00%, 07/01/19(f)(g)	$4,681	$5,078,408
Series A-3, 10.00%, 07/01/19(f)(g)	6,867	7,450,907
Series B-3, 10.00%, 07/01/19(f)(g)	6,867	7,450,906
Series C-1, 5.40%, 01/01/18(f)(g)	18,867	18,489,891
Series C-2, 5.40%, 07/01/18(f)(g)	18,870	18,492,881
Series C-4, 5.40%, 07/01/20(f)(g)	1,908	1,869,327
Series CCC, 5.25%, 07/01/26(f)(g)	8,495	7,863,227
Series CCC, 5.25%, 07/01/28(f)(g)	3,120	2,887,966
Series D-1, 7.50%, 01/01/20(f)(g)	9,399	9,210,922
Series D-4, 7.50%, 07/01/20	5,100	4,998,000
Series TT, 5.00%, 07/01/20(f)(g)	1,690	1,564,315
Series TT, 5.00%, 07/01/49(f)(g)	3,620	3,350,781
Series WW, 5.50%, 07/01/19(f)(g)	10,325	9,557,130
Series WW, 5.50%, 07/01/20(f)(g)	1,000	925,630
Series WW, 5.38%, 07/01/24(f)(g)	4,545	4,206,988
Series WW, 5.25%, 07/01/25(f)(g)	2,300	2,128,949
Series WW, 5.25%, 07/01/33(f)(g)	2,725	2,522,342
Series WW, 5.50%, 07/01/38(f)(g)	3,980	3,684,007
Series XX, 5.25%, 07/01/27(f)(g)	2,630	2,434,407
Series XX, 5.25%, 07/01/35(f)(g)	1,310	1,212,575
Series XX, 5.75%, 07/01/36(f)(g)	1,825	1,689,275
Series XX, 5.25%, 07/01/40(f)(g)	36,125	33,438,384
Puerto Rico Electric Power Authority, Refunding RB(f)(g)
Series AAA, 5.25%, 07/01/22	7,025	6,502,551
Series AAA, 5.25%, 07/01/25	5,750	5,322,373
Series AAA, 5.25%, 07/01/28	4,870	4,507,818
Series BBB, 5.40%, 07/01/28	9,505	8,799,140
Series DDD, 5.00%, 07/01/19	2,000	1,851,260
Series DDD, 5.00%, 07/01/20	1,810	1,675,390
Series UU, 1.00%, 07/01/19(b)	1,165	1,048,500
Series UU, 1.16%, 07/01/19(b)	1,295	1,165,500
Series UU, 1.00%, 07/01/20(b)	10,400	9,360,000
Series UU, 1.35%, 07/01/31(b)	12,285	11,056,500
Series V, 5.50%, 07/01/20	6,440	5,961,057
Series YY, 6.13%, 07/01/40	13,440	12,441,919
Series ZZ, 5.25%, 07/01/19	14,930	13,819,656
Series ZZ, 5.25%, 07/01/24	1,435	1,328,279
Series ZZ, 5.25%, 07/01/25	2,440	2,258,537
Puerto Rico Industrial Tourist Educational Medical & Environmental Ctl Facs Fing Authority, Refunding RB
5.00%, 07/01/27	450	492,634
5.00%, 07/01/28	400	442,560
5.00%, 07/01/29	470	523,802
5.00%, 07/01/30	600	674,006
5.00%, 07/01/31	500	565,242
5.00%, 07/01/32	500	564,396
5.00%, 07/01/33	500	559,831
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	86,193	86,415,364
Series A-1, Restructured, 5.00%, 07/01/58	17,680	17,975,610
Series A-2, Restructured, 4.33%, 07/01/40	57,460	57,278,213
Series A-2, Restructured, 4.54%, 07/01/53	14,353	14,248,223
Series A-2, Restructured, 4.78%, 07/01/58	39,524	39,758,377
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	3,745	2,790,212

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d) (continued)
Series A-1, Restructured, 0.00%, 07/01/31	$4,464	$3,006,638
Series A-1, Restructured, 0.00%, 07/01/33	6,377	3,894,625
Series A-1, Restructured, 0.00%, 07/01/46	54,480	16,338,552
Series B-1, Restructured, 0.00%, 07/01/46	18,521	5,526,166

		838,115,460

Rhode Island — 0.4%
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing
2.50%, 04/01/45	10,000	8,161,710
3.00%, 10/01/50	8,780	8,722,219
Series 71, (GNMA), 2.75%, 10/01/34	3,965	3,620,334
Series 76-A, 3.00%, 10/01/51	7,125	7,049,240

		27,553,503

South Carolina — 2.2%
County of Dorchester South Carolina, SAB(a)
5.88%, 10/01/40	2,310	2,398,905
6.00%, 10/01/51	6,240	6,407,513
Lexington County Health Services District, Inc., RB, 5.00%, 11/01/41	10,000	10,450,360
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	10,000	10,924,460
Series A, 5.00%, 05/01/43	5,000	5,442,950
South Carolina Public Service Authority, RB
Series A, 5.00%, 12/01/49	10,000	10,234,970
Series E, 5.00%, 12/01/48	10,000	10,225,310
Series E, 5.50%, 12/01/53	5,000	5,144,055
Series F, (AGM-CR), 5.74%, 01/01/30	5,000	5,433,820
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50	10,950	13,246,565
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,184,845
Series B, 5.00%, 12/01/41	5,000	5,293,595
Series C, 5.00%, 12/01/46	10,000	10,310,300
South Carolina State Housing Finance & Development Authority, RB, S/F Housing
Series A, 1.75%, 01/01/26	1,130	1,105,560
Series A, 1.85%, 01/01/27	970	946,021
Series A, 1.88%, 07/01/27	930	905,281
Series A, 2.40%, 07/01/32	1,110	1,074,955
Series A, 2.80%, 07/01/34	1,270	1,233,902
Series A, 3.00%, 07/01/39	2,450	2,383,485
South Carolina State Housing Finance & Development Authority, Refunding RB, S/F Housing
Series B, 2.25%, 07/01/30	915	887,050
Series B, 2.35%, 07/01/31	920	891,542
Series B, 2.45%, 07/01/32	920	879,312
South Carolina Transportation Infrastructure Bank, Refunding RB
Series B, 5.00%, 10/01/30	20,000	23,748,180
Series B, 5.00%, 10/01/31	21,120	25,317,811

		160,070,747

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Dakota — 0.2%
South Dakota Housing Development Authority, Refunding RB, S/F Housing 3.00%, 11/01/52	$8,655	$8,701,668
Series A, Class A, (FHLMC, FNMA, GNMA), 3.00%, 11/01/51	6,800	6,819,577
Series B, 3.00%, 11/01/51	2,050	2,054,822

		17,576,067

Tennessee — 0.7%
Metropolitan Nashville Airport Authority, ARB
Series A, Subordinate, 5.00%, 07/01/32	1,000	1,129,309
Series A, Subordinate, 5.00%, 07/01/33	1,000	1,125,205
Series A, Subordinate, 5.00%, 07/01/35	1,000	1,117,744
Series A, Subordinate, 5.00%, 07/01/36	1,435	1,599,128
Series A, Subordinate, 5.00%, 07/01/38	2,160	2,398,036
Series A, Subordinate, 5.00%, 07/01/39	1,430	1,585,465
Series A, Subordinate, 5.00%, 07/01/44	10,000	11,033,810
Series A, Subordinate, 4.00%, 07/01/49	10,000	9,981,810
Series A, Subordinate, 4.00%, 07/01/54	5,000	4,966,755
New Memphis Arena Public Building Authority, RB, CAB
4.00%, 04/01/27(h)	1,375	1,236,268
4.00%, 04/01/28(h)	1,375	1,244,209
4.00%, 04/01/29(h)	625	568,246
4.00%, 04/01/30(h)	750	683,897
4.00%, 04/01/31(h)	650	593,670
0.00%, 04/01/32(d)	1,500	1,025,464
0.00%, 04/01/33(d)	1,600	1,041,517
0.00%, 04/01/34(d)	1,500	938,344
0.00%, 04/01/35(d)	1,500	889,452
0.00%, 04/01/36(d)	1,500	840,784
0.00%, 04/01/37(d)	1,600	846,883
0.00%, 04/01/38(d)	700	348,117
0.00%, 04/01/39(d)	750	353,164
0.00%, 04/01/41(d)	810	339,783
0.00%, 04/01/42(d)	850	334,871
0.00%, 04/01/43(d)	1,700	642,381
0.00%, 04/01/44(d)	1,800	643,302
0.00%, 04/01/45(d)	2,000	670,668
0.00%, 04/01/46(d)	1,700	542,327
Tennessee Housing Development Agency, RB, S/F Housing, Series 4B, AMT, 3.00%, 07/01/32	850	850,054
Tennessee Housing Development Agency, Refunding RB, S/F Housing
Series 2019-4, 2.65%, 07/01/34	1,785	1,758,748
Series 2019-4, 2.90%, 07/01/39	4,010	3,980,326

		55,309,737

Texas — 2.7%
Arlington Higher Education Finance Corp., RB(a) 6.25%, 08/15/24	285	281,234
Series A, 5.30%, 04/01/62	4,325	4,330,151
City of Houston Texas Airport System Revenue, RB
Series A, AMT, 6.50%, 07/15/30	1,000	1,002,558
Series A, AMT, 6.63%, 07/15/38	3,000	3,002,319
Series B-1, AMT, 5.00%, 07/15/35	7,400	7,535,768
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	5,000	5,496,350
Sub-Series D, 5.00%, 07/01/38	5,000	5,491,065

Security	Par (000)	Value

Texas (continued)
City of Lavon TX, SAB, 4.00%, 09/15/42(a)	$1,000	$901,186
City of Marble Falls Texas, SAB(a)
3.38%, 09/01/26	230	225,401
3.88%, 09/01/31	200	192,640
4.13%, 09/01/41	730	658,642
4.38%, 09/01/51	1,000	877,966
Dallas Independent School District, Refunding GO
Series B, (PSF), 4.00%, 08/15/27	6,750	6,955,713
Series B, (PSF), 4.00%, 08/15/29	9,000	9,237,798
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	10,000	10,006,010
Hidalgo County Regional Mobility Authority, RB, CAB(d)
Series A, 0.00%, 12/01/42	3,000	1,100,088
Series A, 0.00%, 12/01/43	3,000	1,041,909
Series A, 0.00%, 12/01/44	3,000	985,401
Series A, 0.00%, 12/01/45	4,000	1,245,520
Series A, 0.00%, 12/01/46	6,000	1,731,696
Series A, 0.00%, 12/01/47	6,125	1,632,386
Series A, 0.00%, 12/01/48	7,130	1,795,940
Series A, 0.00%, 12/01/49	7,135	1,702,447
Series A, 0.00%, 12/01/50	5,145	1,166,932
Series A, 0.00%, 12/01/51	7,440	1,597,554
Series A, 0.00%, 12/01/52	6,945	1,413,120
Series A, 0.00%, 12/01/53	10,000	1,925,630
Series A, 0.00%, 12/01/54	11,500	2,094,161
Series A, 0.00%, 12/01/55	12,500	2,152,725
Series A, 0.00%, 12/01/56	12,000	1,954,992
Leander Independent School District, GO, CAB, Series C, (PSF), 0.00%, 08/15/24(d)(j)	95,000	32,304,625
Matagorda County Navigation District No. 1, Refunding RB, 2.60%, 11/01/29	15,000	13,451,775
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/39(a)	1,210	1,239,069
Port Authority of Houston of Harris County Texas, ARB
5.00%, 10/01/24	920	984,918
5.00%, 10/01/26	700	781,975
5.00%, 10/01/27	1,350	1,535,116
5.00%, 10/01/28	625	721,763
5.00%, 10/01/51	5,000	5,652,100
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(a)	6,415	6,543,685
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(a)	17,000	15,252,383
Texas Private Activity Bond Surface Transportation Corp., Refunding RB
Series A, 5.00%, 12/31/30	5,365	5,897,240
Series A, 5.00%, 12/31/31	10,000	10,894,240
Series A, 5.00%, 12/31/32	5,000	5,412,510
Series A, 5.00%, 12/31/34	5,000	5,395,985
Series A, 5.00%, 12/31/35	5,000	5,394,990
Series A, 5.00%, 12/31/36	5,000	5,390,760

		196,588,436

Utah — 1.2%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/28	1,000	1,107,604
Series A, AMT, 5.00%, 07/01/29	3,500	3,902,801
Series A, AMT, 5.00%, 07/01/30	7,670	8,646,613

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah (continued)
City of Salt Lake City Utah Airport Revenue, ARB (continued)
Series A, AMT, 5.00%, 07/01/31	$11,490	$12,962,076
Series A, AMT, 5.00%, 07/01/46	45,000	49,357,620
Utah Charter School Finance Authority, RB(a)
5.63%, 06/15/26	350	354,579
5.00%, 06/15/42	1,190	1,146,878
5.00%, 06/15/52	3,580	3,341,576
5.63%, 06/15/54	4,945	4,384,351
5.00%, 06/15/57	2,590	2,378,677
Utah State Board of Regents, RB
2.55%, 06/01/38	1,250	1,119,087
2.63%, 06/01/39	1,250	1,121,686

		89,823,548

Virginia — 2.3%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	1,050	869,568
Series A, 5.50%, 03/01/46	6,210	4,639,317
Cherry Hill Community Development Authority, SAB(a)
5.15%, 03/01/35	1,000	1,020,378
5.40%, 03/01/45	1,995	2,029,978
Chesapeake Bay Bridge & Tunnel District, RB (AGM), 5.00%, 07/01/41	5,000	5,324,585
5.00%, 07/01/51	5,000	5,246,655
Dulles Town Center Community Development Authority, Refunding SAB, 4.00%, 03/01/23	1,000	999,390
FHLMC Multifamily VRD Certificates, Series M053, Class A, 2.55%, 06/15/35	19,710	18,072,191
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	126,897
4.00%, 07/01/47(a)	1,960	1,606,512
5.00%, 07/01/48	365	359,920
Series A, 4.00%, 07/01/22(i)	215	215,522
Series A, 5.00%, 07/01/47	1,985	1,987,533
Henrico County Economic Development Authority, Refunding RB
5.00%, 06/01/22	625	625,000
5.00%, 06/01/23	420	420,838
Loudoun County Economic Development Authority, RB, CAB, 0.00%, 07/01/49(d)	25,115	8,615,173
Lower Magnolia Green Community Development Authority, SAB(a)
5.00%, 03/01/35	2,865	2,912,373
5.00%, 03/01/45	2,950	2,971,662
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	15,390	15,381,674
Virginia Commonwealth Transportation Board, RB
5.00%, 05/15/27	2,955	3,323,468
5.00%, 05/15/29	2,165	2,513,693
5.00%, 05/15/30	3,115	3,669,155
5.00%, 05/15/31	3,320	3,958,722
5.00%, 05/15/32	4,020	4,843,035
5.00%, 05/15/33	4,300	5,160,761
Virginia Commonwealth Transportation Board, Refunding RB, 4.00%, 05/15/33	10,000	10,983,380

Security	Par (000)	Value

Virginia (continued)
Virginia Housing Development Authority, RB, M/F Housing, Series A, 3.65%, 03/01/43	$5,000	$4,871,540
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/49	5,000	5,211,055
AMT, 5.00%, 12/31/52	10,000	10,401,790
AMT, 5.00%, 12/31/56	5,000	5,178,490
Virginia Small Business Financing Authority, Refunding RB(c)
AMT, Senior Lien, 4.00%, 01/01/29	175	183,286
AMT, Senior Lien, 4.00%, 07/01/29	2,000	2,092,224
AMT, Senior Lien, 4.00%, 01/01/30	3,000	3,136,575
AMT, Senior Lien, 4.00%, 07/01/30	2,350	2,454,089
AMT, Senior Lien, 4.00%, 01/01/31	2,955	3,077,124
AMT, Senior Lien, 4.00%, 07/01/31	3,250	3,373,753
AMT, Senior Lien, 4.00%, 01/01/32	2,750	2,846,500
AMT, Senior Lien, 4.00%, 07/01/32	2,750	2,792,980
AMT, Senior Lien, 4.00%, 01/01/33	1,250	1,264,669
AMT, Senior Lien, 4.00%, 07/01/33	1,130	1,139,092
AMT, Senior Lien, 4.00%, 01/01/34	1,000	1,006,133
AMT, Senior Lien, 4.00%, 07/01/34	1,000	1,004,095
AMT, Senior Lien, 4.00%, 01/01/35	1,155	1,157,124
AMT, Senior Lien, 4.00%, 07/01/35	1,275	1,274,210
AMT, Senior Lien, 4.00%, 01/01/36	2,500	2,490,707
AMT, Senior Lien, 4.00%, 01/01/37	1,425	1,410,931
AMT, Senior Lien, 4.00%, 01/01/38	1,500	1,478,440
AMT, Senior Lien, 4.00%, 01/01/39	1,250	1,228,859
AMT, Senior Lien, 4.00%, 01/01/40	1,250	1,226,404

		168,177,450

Washington — 2.1%
King County Housing Authority, Refunding RB, (HUD SECT 8), 2.75%, 01/01/40	1,900	1,659,990
Mason County Public Hospital District No. 1, RB, 5.00%, 12/01/48	5,000	5,320,320
Pierce County School District No. 10 Tacoma, Refunding GO, (GTD), 1.73%, 12/01/31	4,525	3,657,684
Port of Seattle, ARB, Series B, AMT, 5.00%, 05/01/27	3,400	3,753,862
Port of Seattle, Refunding ARB, AMT, Intermediate Lien, 5.00%, 08/01/33	11,615	13,071,777
Seattle Housing Authority, Refunding RB, M/F Housing, (HUD SECT 8), 3.50%, 12/01/35	1,500	1,486,804
Snohomish County Public Utility District No. 1, RB
Series A, 5.00%, 12/01/26	550	614,780
Series A, 5.00%, 12/01/27	500	568,599
Series A, 5.00%, 12/01/28	540	623,203
Series A, 5.00%, 12/01/29	350	409,112
Series A, 5.00%, 12/01/30	175	207,077
Series A, 5.00%, 12/01/31	250	298,950
Series A, 5.00%, 12/01/32	250	297,743
Series A, 5.00%, 12/01/33	500	593,283
Series A, 5.00%, 12/01/34	825	976,472
State of Washington, GO, Series A, 5.00%, 08/01/35	26,145	30,898,083
Washington Health Care Facilities Authority, Refunding RB
4.00%, 10/01/42(b)	31,725	33,439,990
Series A, 5.00%, 08/01/37	5,000	5,399,850

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	$11,045	$10,854,540
3.00%, 07/01/58	6,790	4,487,355
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	41,679	38,761,581

		157,381,055

West Virginia — 0.2%
Tobacco Settlement Finance Authority, Refunding RB, Series A, Class 1, 4.31%, 06/01/49	10,000	7,977,790
West Virginia Hospital Finance Authority, Refunding RB, 5.00%, 09/01/31	2,775	3,064,480
West Virginia Housing Development Fund, Refunding RB, Series A, AMT, 3.70%, 11/01/29	1,035	1,046,832

		12,089,102

Wisconsin — 3.1%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	1,755	1,553,338
AMT, 4.25%, 07/01/54	3,060	2,599,283
Public Finance Authority, RB(a)
6.00%, 06/15/24	265	264,313
6.75%, 11/01/24	21,420	19,085,713
7.00%, 12/01/30	2,000	1,920,760
5.00%, 04/01/40	1,175	1,210,485
7.00%, 11/01/46	5,085	5,138,291
5.00%, 04/01/50	1,470	1,488,381
Series A, 6.25%, 10/01/31	1,285	1,271,369
Series A, 5.00%, 06/15/41	785	789,357
Series A, 7.00%, 10/01/47	1,285	1,198,401
Series A, 5.00%, 06/15/51	885	873,400
Series A, 5.00%, 06/15/56	970	947,473
Series A-2, 5.00%, 01/01/24	1,370	1,372,763
Series B, 5.50%, 06/15/25	555	547,249
Series B, 5.62%, 06/01/29	850	825,115
Public Finance Authority, Refunding RB 4.00%, 12/01/51	650	535,488
Series A, 5.00%, 10/01/34(a)	2,620	2,775,822
Series A, 5.00%, 10/01/39(a)	6,155	6,483,000
Series B, 6.13%, 10/01/49(a)	8,530	8,579,858
AMT, 4.00%, 08/01/35	4,840	4,433,401
Wisconsin Health & Educational Facilities Authority, RB, Series B, 5.00%, 02/15/42	10,000	10,478,530
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 04/01/39	16,835	16,753,855
5.00%, 12/15/44	10,000	10,321,340
4.00%, 12/01/46	19,000	19,196,479
4.00%, 12/01/51	75,545	74,837,445
Series A, 5.00%, 11/15/35	10,000	10,569,230

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 04/01/42	$10,000	$10,040,530
Wisconsin Housing & Economic Development Authority, RB, S/F Housing, Series A, 3.00%, 03/01/52	10,935	10,919,035

		227,009,704

Total Municipal Bonds — 90.4% (Cost: $7,216,253,648)		6,678,766,186

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., ARB, Series A, AMT, 5.00%, 07/01/47	10,000	10,664,150
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	10,000	10,578,330

		21,242,480

California — 2.3%
California Educational Facilities Authority, Refunding RB
5.00%, 09/01/45	10,490	11,500,144
5.00%, 10/01/46	10,000	11,115,423
California Health Facilities Financing Authority, RB
Series A, 5.00%, 08/15/43	10,000	10,276,005
Series A, 5.00%, 08/15/52	10,000	10,401,003
California Infrastructure & Economic Development Bank, RB
5.00%, 05/15/47	10,000	10,849,260
5.00%, 05/15/52	10,000	10,830,305
California Public Finance Authority, Refunding RB, Series A, 5.00%, 08/01/47	10,000	10,776,770
Chaffey Joint Union High School District, GO, Series C, 5.25%, 08/01/47	10,000	10,879,395
Chino Valley Unified School District, GO, Series A, 5.25%, 08/01/47	10,000	10,898,163
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/45	10,000	10,350,380
Series A, AMT, 5.25%, 05/15/48	10,000	10,813,335
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/42	10,000	11,115,285
Fresno Unified School District, GO, 5.00%, 08/01/44	10,000	10,672,790
Manteca Unified School District, GO, Series A, 5.00%, 08/01/40	10,000	10,597,039
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	10,000	10,300,323
San Marcos Unified School District, GO, Series C, 5.00%, 08/01/40	10,000	10,533,671

		171,909,291

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	10,000	10,551,555
State of Connecticut Special Tax Revenue, RB, Series D, 4.00%, 11/01/39	10,000	10,334,775

		20,886,330

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.4%
District of Columbia Water & Sewer Authority, RB
Series A, 5.00%, 10/01/52	$10,000	$10,878,585
Series A, Sub-Lien, 5.00%, 10/01/44	10,000	10,445,350
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, AMT, 5.00%, 10/01/42	10,000	10,691,440

		32,015,375

Florida — 0.5%
East Central Regional Wastewater Treatment Facilities Operation Board, Refunding RB, 5.00%, 10/01/44	10,000	10,953,288
Florida Housing Finance Corp., RB, S/F Housing
Series 1, (FHLMC, FNMA, GNMA), 3.70%, 07/01/38	2,990	2,998,879
Series 1, (FHLMC, FNMA, GNMA), 3.80%, 07/01/43	3,000	3,085,156
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/46	10,000	10,564,990
Tampa Bay Water, RB, 5.00%, 10/01/38	10,000	10,331,190

		37,933,503

Georgia — 1.2%
City of Atlanta GA Department of Aviation, ARB, Series B, AMT, 5.00%, 07/01/44	10,000	10,795,720
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	21,268,818
Clarke County Hospital Authority, Refunding RB, Series A, 5.00%, 07/01/46(l)	10,000	10,562,165
Development Authority of Cobb County, RB, Series A, 5.00%, 06/01/49(l)	10,000	10,792,670
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	10,000	10,931,335
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 3.55%, 12/01/42	10,000	10,003,119
Georgia State Road & Tollway Authority, RB, Series A, 4.00%, 07/15/43	10,000	10,358,993

		84,712,820

Illinois — 0.2%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/36	10,000	10,743,760

Indiana — 0.1%
Indiana Finance Authority, Refunding RB, 5.00%, 11/01/41	10,000	10,516,090

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, 5.00%, 08/01/42	10,000	11,047,215

Maine — 0.1%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.75%, 11/15/38	6,075	6,208,954

Maryland — 0.4%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/43	10,000	10,499,811
County of Montgomery Maryland, RB, Series 2016, 5.00%, 12/01/45	10,000	10,588,735
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/47	10,000	11,066,610

		32,155,156

Security	Par (000)	Value

Massachusetts — 0.1%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	$10,000	$10,358,895

Michigan — 0.7%
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/45	10,000	10,511,078
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 3.80%, 10/01/38	10,000	10,011,205
Series A, 4.15%, 10/01/53(l)	20,000	20,081,478
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/44	10,000	10,477,313

		51,081,074

Minnesota — 0.1%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 01/01/46	10,000	10,511,890

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 5.00%, 01/01/44	10,000	10,213,290
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 5.00%, 03/01/57	10,000	10,652,925
Metropolitan St Louis Sewer District, Refunding RB
Series A, 5.00%, 05/01/47	10,000	10,904,635
Series B, 5.00%, 05/01/45	10,000	10,657,623

		42,428,473

New Jersey — 0.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/45	10,000	10,073,150

New York — 1.6%
Metropolitan Transportation Authority, RB, Series A, 5.00%, 11/15/42	10,000	10,692,075
Metropolitan Transportation Authority, Refunding RB, Sub-Series B-1, 5.00%, 11/15/46	10,000	10,718,568
New York City Housing Development Corp., RB, M/F Housing
Series C-1A, 4.00%, 11/01/53	9,245	8,838,394
Series C-1-A, 4.13%, 05/01/58(l)	9,340	9,049,113
New York City Water & Sewer System, RB, Series DD, 5.00%, 06/15/47	20,000	21,851,525
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	10,000	10,401,745
Series A, 5.00%, 03/15/45	10,000	10,705,138
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 02/15/39	10,000	10,578,668
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.00%, 10/15/41	10,000	10,550,915
Utility Debt Securitization Authority, Refunding RB, Restructured, 5.00%, 12/15/37	10,000	10,857,100

		114,243,241

North Carolina — 0.7%
City of Charlotte North Carolina Airport Special Facilities Revenue, ARB
Series A, 5.00%, 07/01/42	10,000	10,829,803
Series A, 5.00%, 07/01/47	10,000	10,771,983
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series A, 4.00%, 07/01/51	10,000	10,025,648

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55	$10,000	$10,959,130
North Carolina Housing Finance Agency, RB, S/F Housing
Series 39-B, (FHLMC, FNMA, GNMA), 3.85%, 07/01/38	5,555	5,604,875
Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	3,530	3,551,897

		51,743,336

Ohio — 0.2%
University of Cincinnati, Refunding RB, Series A, 5.00%, 06/01/44	10,000	10,884,870

Oklahoma — 0.1%
Oklahoma Turnpike Authority, RB, Sereis C, 5.00%, 01/01/47	10,000	10,685,270

Oregon — 0.4%
Oregon Health & Science University, Refunding RB, Series A, 4.00%, 07/01/51	10,000	10,233,943
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/47	10,000	11,399,333
University of Oregon, RB, Series A, 5.00%, 04/01/48	10,000	10,926,023

		32,559,299

Pennsylvania — 0.7%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	10,000	10,647,018
Lancaster County Hospital Authority, Refunding RB, 5.00%, 08/15/46	10,000	10,583,735
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 127B, 3.55%, 10/01/33	9,920	9,994,757
Philadelphia Authority for Industrial Development, RB, Series A, 5.00%, 07/01/42	20,000	21,228,010

		52,453,520

Tennessee — 0.4%
Metropolitan Nashville Airport Authority, ARB, Series A, Subordinate, 5.00%, 07/01/49	10,000	11,005,073
Tennessee Housing Development Agency, RB, S/F Housing
Series 3, 3.85%, 07/01/43	6,710	6,819,427
Series 3, 3.95%, 01/01/49	6,690	6,731,477
Tennessee Housing Development Agency, Refunding RB, S/F Housing, 3.85%, 07/01/42	5,480	5,620,744

		30,176,721

Texas — 0.9%
Alamo Regional Mobility Authority, RB, Senior Lien, 5.00%, 06/15/46	10,000	10,872,195
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/48	10,000	10,245,960

Security	Par (000)	Value

Texas (continued)
County of Harris Texas, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/47	$10,000	$10,650,713
Midlothian Independent School District, GO, (PSF- GTD), 5.00%, 02/15/47	10,000	10,841,368
Port Authority of Houston of Harris County Texas, ARB, 5.00%, 10/01/51	10,000	11,304,195
Texas Water Development Board, RB, Series A, 5.00%, 10/15/47	10,000	10,935,390

		64,849,821

Utah — 0.3%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/51	10,000	10,932,428
Utah Transit Authority, Refunding RB, Series A, 5.00%, 06/15/38	10,000	10,864,425

		21,796,853

Virginia — 0.9%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/42	10,000	11,034,855
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	10,000	10,282,505
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/46	10,000	10,896,703
University of Virginia, Refunding RB, Series A-2, 5.00%, 04/01/45	10,000	10,668,830
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.90%, 10/01/48	10,000	10,022,125
Series D, 4.00%, 10/01/53	10,000	9,845,187

		62,750,205

Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	10,000	12,528,755
King County Housing Authority, Refunding RB, (GTD), 3.50%, 05/01/38	10,000	9,831,465
Port of Seattle Washington, GO, 5.00%, 01/01/42	10,000	10,832,125
Snohomish County Public Utility District No. 1, RB, Series A, 5.00%, 12/01/51	10,000	11,509,780
State of Washington, GO, Series B, 5.00%, 02/01/33	10,000	10,720,310
Washington Health Care Facilities Authority, Refunding RB, Series D, 5.00%, 10/01/38	10,000	10,283,140
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	10,000	10,766,210

		76,471,785

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	$10,000	$9,906,340

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 14.9% (Cost: $1,119,478,386)		1,102,345,717

Total Long-Term Investments — 106.9% (Cost: $8,473,375,075)		7,896,348,394

	Shares

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.55%(m)(n)	181,888,363	181,906,552

Total Short-Term Securities — 2.5% (Cost: $181,890,836)		181,906,552

Total Investments — 109.4% (Cost: $8,655,265,911)		8,078,254,946

Other Assets Less Liabilities — 0.7%		52,669,820

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.1)%		(746,561,614)

Net Assets — 100.0%		$7,384,363,152

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.

(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(j)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2024 to November 1, 2048, is $30,430,141. See Note 4 of the Notes to Financial Statements for details.

(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$424,955,829	$—	$(242,954,883	)(a)	$(97,658)	$3,264	$181,906,552	181,888,363	$217,144	$—
iShares National Muni Bond ETF(b)	—	607,972,325	(601,360,827)		(6,611,498)	—	—	—	640,835	—

					$(6,709,156)	$3,264	$181,906,552		$857,979	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	10,967	09/21/22	$1,309,357	$7,023,497
U.S. Long Bond	7,058	09/21/22	983,488	10,320,913
5-Year U.S. Treasury Note	4,728	09/30/22	534,042	1,324,978

				$18,669,388

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$18,669,388	$—	$18,669,388

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$201,635,945	$—	$201,635,945

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$18,826,471	$—	$18,826,471

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,622,765,099

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$115,236,491	$—	$115,236,491
Municipal Bonds	—	6,663,716,186	15,050,000	6,678,766,186
Municipal Bonds Transferred to Tender Option Bond Trusts	—	1,102,345,717	—	1,102,345,717

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) May 31, 2022	BlackRock Strategic Municipal Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$181,906,552	$—	$—	$181,906,552

	$181,906,552	$7,881,298,394	$15,050,000	$8,078,254,946

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$18,669,388	$—	$—	$18,669,388

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $745,619,972 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

May 31, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$3,005,457,419	$341,412,514	$511,935,605	$47,257,197
Investments, at value — affiliated(b)	124,791,461	13,301,815	14,915,694	1,983,841
Cash	6,565	—	—	16,000
Cash pledged for futures contracts	20,165,000	1,018,000	1,771,000	206,000
Receivables:
Investments sold	23,658,793	223,378	515,743	—
Capital shares sold	20,331,733	1,914,936	1,145,017	—
Dividends — affiliated	41,414	4,504	3,239	910
Interest — unaffiliated	30,677,266	4,691,173	6,966,533	337,330
From the Manager	—	—	—	15,265
Due from broker	638,000	—	—	—
Variation margin on futures contracts	8,411,367	417,573	734,575	78,610
Deferred offering costs	—	—	—	92,834
Prepaid expenses	63,026	47,097	50,396	3,007

Total assets	3,234,242,044	363,030,990	538,037,802	49,990,994

ACCRUED LIABILITIES
Payables:
Investments purchased	26,384,520	—	6,140,000	737,703
Accounting services fees	191,453	45,591	61,632	4,581
Administration fees	—	—	—	450
Capital shares redeemed	20,814,153	506,016	1,730,165	—
Custodian fees	25,562	3,242	4,658	427
Income dividend distributions	1,353,298	270,821	483,709	105,143
Interest expense and fees	139,374	27,376	44,462	—
Investment advisory fees	1,798,312	214,061	355,941	—
Offering costs	—	—	—	54,250
Trustees’ and Officer’s fees	7,233	1,059	1,476	107
Other accrued expenses	23,715	13,621	14,187	3,769
Professional fees	128,676	52,479	51,426	47,420
Service and distribution fees	253,639	41,050	42,772	20
Transfer agent fees	218,484	24,827	15,093	68

Total accrued liabilities	51,338,419	1,200,143	8,945,521	953,938

OTHER LIABILITIES
TOB Trust Certificates	147,794,979	16,738,763	29,938,242	—

Total liabilities	199,133,398	17,938,906	38,883,763	953,938

NET ASSETS	$3,035,108,646	$345,092,084	$499,154,039	$49,037,056

NET ASSETS CONSIST OF
Paid-in capital	$3,220,379,766	$357,430,241	$538,341,138	$49,983,114
Accumulated loss	(185,271,120)	(12,338,157)	(39,187,099)	(946,058)

NET ASSETS	$3,035,108,646	$345,092,084	$499,154,039	$49,037,056

(a) Investments, at cost — unaffiliated	$3,104,260,452	$343,934,118	$530,498,232	$48,245,318
(b) Investments, at cost — affiliated	$124,786,362	$13,300,771	$14,914,920	$1,983,639

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities (continued)

May 31, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund

NET ASSET VALUE

Institutional

Net assets	$1,907,899,328	$190,069,266	$325,613,929	$98,074

Shares outstanding	158,359,805	18,182,350	31,980,430	10,000

Net asset value	$12.05	$10.45	$10.18	$9.81

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	$7,293,122	$1,350,440	N/A

Shares outstanding	N/A	697,705	132,486	N/A

Net asset value	N/A	$10.45	$10.19	N/A

Shares authorized	N/A	Unlimited	Unlimited	N/A

Par value	N/A	$0.10	$0.10	N/A

Investor A
Net assets	$843,461,845	$112,908,794	$142,513,555	$98,074

Shares outstanding	70,070,988	10,792,588	13,981,729	10,000

Net asset value	$12.04	$10.46	$10.19	$9.81

Shares authorized	Unlimited	Unlimited	Unlimited	300 million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$88,442,431	$14,636,483	$7,651,200	N/A

Shares outstanding	7,340,942	1,398,521	750,335	N/A

Net asset value	$12.05	$10.47	$10.20	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Investor C
Net assets	$84,141,302	$17,671,847	$14,249,131	N/A

Shares outstanding	6,983,525	1,691,094	1,398,240	N/A

Net asset value	$12.05	$10.45	$10.19	N/A

Shares authorized	Unlimited	Unlimited	Unlimited	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class K
Net assets	$111,163,740	$2,512,572	$7,775,784	$48,840,908

Shares outstanding	9,223,512	240,449	763,863	4,980,000

Net asset value	$12.05	$10.45	$10.18	$9.81

Shares authorized	Unlimited	Unlimited	Unlimited	500 million

Par value	$0.10	$0.10	$0.10	$0.10

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

May 31, 2022

BlackRock Strategic Municipal Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)	$7,896,348,394
Investments, at value — affiliated(b)	181,906,552
Cash pledged for futures contracts	52,330,000
Receivables:
Investments sold	31,831,523
Capital shares sold	61,766,232
Dividends — affiliated	81,851
Interest — unaffiliated	87,704,693
Variation margin on futures contracts	21,734,224
Prepaid expenses	174,285

Total assets	8,333,877,754

ACCRUED LIABILITIES
Bank overdraft	831,252
Payables:
Investments purchased	100,301,660
Accounting services fees	440,021
Capital shares redeemed	89,623,101
Custodian fees	150,042
Income dividend distributions	4,188,445
Interest expense and fees	941,642
Investment advisory fees	5,869,938
Trustees’ and Officer’s fees	80,256
Other accrued expenses	42,694
Professional fees	364,934
Service and distribution fees	411,934
Transfer agent fees	648,711

Total accrued liabilities	203,894,630

OTHER LIABILITIES
TOB Trust Certificates	745,619,972

Total liabilities	949,514,602

NET ASSETS	$7,384,363,152

NET ASSETS CONSIST OF
Paid-in capital	$8,290,181,770
Accumulated loss	(905,818,618)

NET ASSETS	$7,384,363,152

(a) Investments, at cost — unaffiliated	$8,473,375,075
(b) Investments, at cost — affiliated	$181,890,836

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities (continued)

May 31, 2022

BlackRock Strategic Municipal Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$5,736,838,657

Shares outstanding	529,260,965

Net asset value	$10.84

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$1,367,516,072

Shares outstanding	126,233,769

Net asset value	$10.83

Shares authorized	Unlimited

Par value	$0.10

Investor A1
Net assets	$21,176,009

Shares outstanding	1,954,766

Net asset value	$10.83

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$134,638,742

Shares outstanding	12,422,161

Net asset value	$10.84

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$124,193,672

Shares outstanding	11,459,950

Net asset value	$10.84

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended May 31, 2022

	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Impact Municipal Fund(a)

INVESTMENT INCOME
Dividends — affiliated	$194,220	$14,503	$10,210	$9,008
Interest — unaffiliated	80,280,438	12,837,279	18,187,988	202,377

Total investment income	80,474,658	12,851,782	18,198,198	211,385

EXPENSES
Investment advisory	12,138,029	2,052,860	3,091,380	46,934
Service and distribution — class specific	3,547,394	580,358	595,501	52
Transfer agent — class specific	1,672,904	300,263	652,316	234
Professional	376,764	72,694	66,296	47,421
Accounting services	325,136	81,237	108,450	4,701
Registration	96,353	114,350	113,811	219
Custodian	44,462	5,962	17,841	427
Trustees and Officer	42,696	6,439	8,942	107
Administration	—	—	—	4,433
Administration — class specific	—	—	—	2,085
Organization and offering	—	—	—	35,230
Miscellaneous	160,753	62,250	67,188	4,017

Total expenses excluding interest expense	18,404,491	3,276,413	4,721,725	145,860

Interest expense(b)	1,068,553	143,417	298,172	—

Total expenses	19,473,044	3,419,830	5,019,897	145,860
Less:
Administration fees waived	—	—	—	(3,925)
Administration fees waived — class specific	—	—	—	(2,085)
Fees waived and/or reimbursed by the Manager	(178,258)	(539,266)	(559,789)	(84,286)
Transfer agent fees waived and/or reimbursed — class specific	(162,397)	(108,525)	(373,466)	(213)

Total expenses after fees waived and/or reimbursed	19,132,389	2,772,039	4,086,642	55,351

Net investment income	61,342,269	10,079,743	14,111,556	156,034

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,871,825)	(1,756,972)	(2,538,082)	—
Investments — affiliated	(98,789)	(6,226)	(5,799)	(2,526)
Futures contracts	56,603,798	1,478,186	2,498,799	(42,483)

	53,633,184	(285,012)	(45,082)	(45,009)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(337,374,533)	(40,192,504)	(61,124,452)	(988,121)
Investments — affiliated	(30,533)	(562)	(359)	202
Futures contracts	7,941,442	341,681	564,998	62,448

	(329,463,624)	(39,851,385)	(60,559,813)	(925,471)

Net realized and unrealized loss	(275,830,440)	(40,136,397)	(60,604,895)	(970,480)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(214,488,171)	$(30,056,654)	$(46,493,339)	$(814,446)

(a)	The Fund commenced operations on March 14, 2022.
(b)	Related to TOBs Trusts.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations  (continued)

Year Ended May 31, 2022

BlackRock Strategic Municipal Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$857,979
Interest — unaffiliated	236,644,915

Total investment income	237,502,894

EXPENSES
Investment advisory	43,769,051
Service and distribution — class specific	5,838,004
Transfer agent — class specific	5,769,054
Accounting services	710,651
Registration	246,795
Custodian	227,587
Trustees and Officer	103,066
Miscellaneous	1,266,675

Total expenses excluding interest expense	57,930,883

Interest expense(a)	5,900,768

Total expenses	63,831,651
Less:
Fees waived and/or reimbursed by the Manager	(4,689,698)

Total expenses after fees waived and/or reimbursed	59,141,953

Net investment income	178,360,941

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,343,682
Investments — affiliated	(6,709,156)
Futures contracts	201,635,945

201,270,471

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,079,842,754)
Investments — affiliated	3,264
Futures contracts	18,826,471

(1,061,013,019)

Net realized and unrealized loss	(859,742,548)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(681,381,607)

(a)	Related to TOBs Trusts.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund		BlackRock New Jersey Municipal Bond Fund

	Year Ended May 31,		Year Ended May 31,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,342,269	$59,424,931	$10,079,743	$10,979,938
Net realized gain (loss)	53,633,184	84,381,722	(285,012)	2,924,842
Net change in unrealized appreciation (depreciation)	(329,463,624)	135,345,182	(39,851,385)	21,740,057

Net increase (decrease) in net assets resulting from operations	(214,488,171)	279,151,835	(30,056,654)	35,644,837

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(39,442,069)	(35,993,789)	(5,896,927)	(6,219,420)
Service	—	—	(191,790)	(218,557)
Investor A	(16,551,486)	(18,229,406)	(3,044,749)	(3,359,637)
Investor A1	(1,805,179)	(1,949,482)	(422,914)	(524,575)
Investor C	(920,007)	(1,197,450)	(390,028)	(579,084)
Class K	(2,362,037)	(2,039,731)	(83,286)	(75,516)

Decrease in net assets resulting from distributions to shareholders	(61,080,778)	(59,409,858)	(10,029,694)	(10,976,789)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	43,146,802	(244,079,259)	(13,042,661)	19,898,331

NET ASSETS
Total increase (decrease) in net assets	(232,422,147)	(24,337,282)	(53,129,009)	44,566,379
Beginning of year	3,267,530,793	3,291,868,075	398,221,093	353,654,714

End of year	$3,035,108,646	$3,267,530,793	$345,092,084	$398,221,093

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets  (continued)

	BlackRock Pennsylvania Municipal Bond Fund		BlackRock Impact Municipal Fund Period from

	Year Ended May 31,		03/14/22 (a)

	2022	2021	to 05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,111,556	$16,444,587	$156,034
Net realized gain (loss)	(45,082)	4,607,996	(45,009)
Net change in unrealized appreciation (depreciation)	(60,559,813)	22,890,632	(925,471)

Net increase (decrease) in net assets resulting from operations	(46,493,339)	43,943,215	(814,446)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(9,830,943)	(11,509,115)	(287)
Service	(52,649)	(59,039)	—
Investor A	(3,560,600)	(4,009,250)	(235)
Investor A1	(199,344)	(267,887)	—
Investor C	(266,830)	(501,222)	—
Class K	(191,918)	(144,867)	(147,976)

Decrease in net assets resulting from distributions to shareholders	(14,102,284)	(16,491,380)	(148,498)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(42,903,828)	28,957,774	50,000,000

NET ASSETS
Total increase (decrease) in net assets	(103,499,451)	56,409,609	49,037,056
Beginning of period	602,653,490	546,243,881	—

End of period	$499,154,039	$602,653,490	$49,037,056

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Strategic Municipal Opportunities Fund

	Year Ended May 31,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$178,360,941	$189,244,252
Net realized gain	201,270,471	319,114,724
Net change in unrealized appreciation (depreciation)	(1,061,013,019)	444,840,011

Net increase (decrease) in net assets resulting from operations	(681,381,607)	953,198,987

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(141,257,072)	(143,714,628)
Investor A	(31,249,214)	(36,971,138)
Investor A1	(479,191)	(540,624)
Investor C	(1,856,095)	(2,813,627)
Class K	(3,522,594)	(3,661,475)

Decrease in net assets resulting from distributions to shareholders	(178,364,166)	(187,701,492)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(365,894,985)	(1,312,434,238)

NET ASSETS
Total decrease in net assets	(1,225,640,758)	(546,936,743)
Beginning of year	8,610,003,910	9,156,940,653

End of year	$7,384,363,152	$8,610,003,910

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.08	$12.21	$12.71	$12.76	$12.60

Net investment income(a)	0.25	0.25	0.27	0.34	0.34
Net realized and unrealized gain (loss)	(1.03)	0.87	(0.50)	0.19	0.20

Net increase (decrease) from investment operations	(0.78)	1.12	(0.23)	0.53	0.54

Distributions(b)
From net investment income	(0.25)	(0.25)	(0.27)	(0.34)	(0.34)
From net realized gain	—	—	—	(0.24)	(0.04)

Total distributions	(0.25)	(0.25)	(0.27)	(0.58)	(0.38)

Net asset value, end of year	$12.05	$13.08	$12.21	$12.71	$12.76

Total Return(c)
Based on net asset value	(6.06)%	9.26%	(1.85)%	4.28%	4.37%

Ratios to Average Net Assets(d)
Total expenses(e)	0.49%	0.48%	0.57%	0.63%	0.57%

Total expenses after fees waived and/or reimbursed	0.47%	0.46%	0.55%	0.61%	0.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.44%	0.43%	0.43%	0.44%	0.44%

Net investment income	1.95%	1.98%	2.13%	2.70%	2.68%

Supplemental Data
Net assets, end of year (000)	$1,907,899	$1,922,918	$1,865,633	$2,016,387	$1,190,045

Borrowings outstanding, end of year (000)	$147,795	$143,145	$148,145	$253,167	$141,267

Portfolio turnover rate	82%	53%	117%	126%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended May 31,

	2022	2021	2020	2019	2018

Expense ratios	N/A	N/A	0.56%	0.62%	0.57%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,

	2022	2021	2020		2019		2018

Net asset value, beginning of year	$13.07	$12.19	$12.70		$12.75		$12.58

Net investment income(a)	0.22	0.22	0.24		0.31		0.31
Net realized and unrealized gain (loss)	(1.03)	0.88	(0.51)		0.19		0.21

Net increase (decrease) from investment operations	(0.81)	1.10	(0.27)		0.50		0.52

Distributions(b)
From net investment income	(0.22)	(0.22)	(0.24)		(0.31)		(0.31)
From net realized gain	—	—	—		(0.24)		(0.04)

Total distributions	(0.22)	(0.22)	(0.24)		(0.55)		(0.35)

Net asset value, end of year	$12.04	$13.07	$12.19		$12.70		$12.75

Total Return(c)
Based on net asset value	(6.30)%	9.09%	(2.18)%		4.02%		4.19%

Ratios to Average Net Assets(d)
Total expenses	0.72%	0.72%	0.82	%(e)	0.88	%(e)	0.81	%(e)

Total expenses after fees waived and/or reimbursed	0.71%	0.71%	0.80%		0.86%		0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.68%	0.68%	0.68%		0.69%		0.69%

Net investment income	1.69%	1.74%	1.88%		2.45%		2.45%

Supplemental Data
Net assets, end of year (000)	$843,462	$1,025,162	$1,069,541		$941,069		$631,410

Borrowings outstanding, end of year (000)	$147,795	$143,145	$148,145		$253,167		$141,267

Portfolio turnover rate	82%	53%	117%		126%		129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$13.08	$12.20	$12.71	$12.76	$12.59

Net investment income(a)	0.24	0.24	0.26	0.33	0.33
Net realized and unrealized gain (loss)	(1.03)	0.88	(0.51)	0.19	0.21

Net increase (decrease) from investment operations	(0.79)	1.12	(0.25)	0.52	0.54

Distributions(b)
From net investment income	(0.24)	(0.24)	(0.26)	(0.33)	(0.33)
From net realized gain	—	—	—	(0.24)	(0.04)

Total distributions	(0.24)	(0.24)	(0.26)	(0.57)	(0.37)

Net asset value, end of year	$12.05	$13.08	$12.20	$12.71	$12.76

Total Return(c)
Based on net asset value	(6.15)%	9.25%	(2.01)%	4.18%	4.35%

Ratios to Average Net Assets(d)
Total expenses(e)	0.57%	0.57%	0.65%	0.72%	0.66%

Total expenses after fees waived and/or reimbursed	0.56%	0.56%	0.63%	0.70%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.53%	0.53%	0.51%	0.53%	0.54%

Net investment income	1.85%	1.89%	2.08%	2.61%	2.61%

Supplemental Data
Net assets, end of year (000)	$88,442	$103,726	$103,229	$112,554	$118,780

Borrowings outstanding, end of year (000)	$147,795	$143,145	$148,145	$253,167	$141,267

Portfolio turnover rate	82%	53%	117%	126%	129%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended May 31,

	2022	2021	2020	2019	2018

Expense ratios	N/A	N/A	0.65%	0.71%	0.66%

(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Investor C

	Year Ended May 31,

	2022	2021	2020		2019		2018

Net asset value, beginning of year	$13.08	$12.21	$12.71		$12.76		$12.60

Net investment income(a)	0.12	0.12	0.14		0.21		0.22
Net realized and unrealized gain (loss)	(1.03)	0.87	(0.50)		0.19		0.20

Net increase (decrease) from investment operations	(0.91)	0.99	(0.36)		0.40		0.42

Distributions(b)
From net investment income	(0.12)	(0.12)	(0.14)		(0.21)		(0.22)
From net realized gain	—	—	—		(0.24)		(0.04)

Total distributions	(0.12)	(0.12)	(0.14)		(0.45)		(0.26)

Net asset value, end of year	$12.05	$13.08	$12.21		$12.71		$12.76

Total Return(c)
Based on net asset value	(7.00)%	8.17%	(2.82)%		3.24%		3.33%

Ratios to Average Net Assets(d)
Total expenses	1.48%	1.48%	1.57	%(e)	1.63	%(e)	1.57	%(e)

Total expenses after fees waived and/or reimbursed	1.47%	1.47%	1.56%		1.61%		1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.44%	1.44%	1.43%		1.44%		1.44%

Net investment income	0.93%	0.99%	1.14%		1.70%		1.70%

Supplemental Data
Net assets, end of year (000)	$84,141	$107,235	$144,972		$150,543		$124,032

Borrowings outstanding, end of year (000)	$147,795	$143,145	$148,145		$253,167		$141,267

Portfolio turnover rate	82%	53%	117%		126%		129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock California Municipal Opportunities Fund (continued)

	Class K
						Period from
	Year Ended May 31,					01/25/18	(a)

	2022	2021	2020		2019	to 05/31/18

Net asset value, beginning of period	$13.08	$12.21	$12.71		$12.76	$12.71

Net investment income(b)	0.26	0.26	0.28		0.34	0.11
Net realized and unrealized gain (loss)	(1.04)	0.87	(0.50)		0.19	0.06

Net increase (decrease) from investment operations	(0.78)	1.13	(0.22)		0.53	0.17

Distributions(c)
From net investment income	(0.25)	(0.26)	(0.28)		(0.34)	(0.12)
From net realized gain	—	—	—		(0.24)	—

Total distributions	(0.25)	(0.26)	(0.28)		(0.58)	(0.12)

Net asset value, end of period	$12.05	$13.08	$12.21		$12.71	$12.76

Total Return(d)
Based on net asset value	(6.01)%	9.31%	(1.80)%		4.33%	1.31	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.43%	0.43%	0.51	%(g)	0.58%	0.54	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.42%	0.42%	0.50%		0.56%	0.49	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense(j)	0.39%	0.39%	0.38%		0.39%	0.39	%(h)

Net investment income	1.99%	2.02%	2.19%		2.71%	2.76	%(h)

Supplemental Data
Net assets, end of period (000)	$111,164	$108,489	$108,494		$113,480	$36,441

Borrowings outstanding, end of year (000)	$147,795	$143,145	$148,145		$253,167	$141,267

Portfolio turnover rate	82%	53%	117%		126%	129%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.54%.
(j)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund

	Institutional

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.31	0.35	0.37	0.40	0.40
Net realized and unrealized gain (loss)	(1.15)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations	(0.84)	1.10	(0.09)	0.65	0.40

Distributions from net investment income(c)	(0.30)	(0.35)	(0.37)	(0.40)	(0.40)

Net asset value, end of year	$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(7.37)%	10.23%	(0.89)%	6.05%	3.69%

Ratios to Average Net Assets(e)
Total expenses	0.74%	0.73%	0.81%	0.85%	0.84%

Total expenses after fees waived and/or reimbursed	0.56%	0.56%	0.63%	0.65%	0.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.52%	0.52%	0.52%	0.52%	0.54%

Net investment income	2.70%	3.06%	3.27%	3.65%	3.60%

Supplemental Data
Net assets, end of year (000)	$190,069	$215,903	$188,512	$178,716	$152,759

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Service

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.27	0.32	0.34	0.37	0.37
Net realized and unrealized gain (loss)	(1.13)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations	(0.86)	1.07	(0.12)	0.62	0.37

Distributions from net investment income(c)	(0.28)	(0.32)	(0.34)	(0.37)	(0.37)

Net asset value, end of year	$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(7.60)%	9.96%	(1.13)%	5.79%	3.43%

Ratios to Average Net Assets(e)
Total expenses	0.96%	0.96%	1.02%	1.08%	1.09%

Total expenses after fees waived and/or reimbursed	0.81%	0.81%	0.88%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.77%	0.77%	0.77%	0.77%	0.79%

Net investment income	2.42%	2.77%	2.98%	3.34%	3.35%

Supplemental Data
Net assets, end of year (000)	$7,293	$7,955	$7,466	$7,874	$7,921

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.60	$10.85	$11.31	$11.06	$11.06

Net investment income(a)	0.28	0.32	0.34	0.37	0.37
Net realized and unrealized gain (loss)	(1.14)	0.75	(0.46)	0.25	(0.00	)(b)

Net increase (decrease) from investment operations	(0.86)	1.07	(0.12)	0.62	0.37

Distributions from net investment income(c)	(0.28)	(0.32)	(0.34)	(0.37)	(0.37)

Net asset value, end of year	$10.46	$11.60	$10.85	$11.31	$11.06

Total Return(d)
Based on net asset value	(7.59)%	9.96%	(1.13)%	5.79%	3.43%

Ratios to Average Net Assets(e)
Total expenses	0.94%	0.93%	1.02%	1.05%	1.02%

Total expenses after fees waived and/or reimbursed	0.81%	0.80%	0.88%	0.90%	0.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.77%	0.77%	0.77%	0.77%	0.79%

Net investment income	2.45%	2.81%	3.01%	3.39%	3.35%

Supplemental Data

Net assets, end of year (000)	$112,909	$128,040	$106,048	$90,055	$72,565

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor A1

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.60	$10.85	$11.31	$11.06	$11.07

Net investment income(a)	0.29	0.34	0.36	0.39	0.39
Net realized and unrealized gain (loss)	(1.13)	0.75	(0.46)	0.25	(0.01)

Net increase (decrease) from investment operations	(0.84)	1.09	(0.10)	0.64	0.38

Distributions from net investment income(b)	(0.29)	(0.34)	(0.36)	(0.39)	(0.39)

Net asset value, end of year	$10.47	$11.60	$10.85	$11.31	$11.06

Total Return(c)
Based on net asset value	(7.35)%	10.12%	(0.97)%	5.95%	3.49%

Ratios to Average Net Assets(d)
Total expenses	0.79%	0.78%	0.85%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed	0.66%	0.65%	0.73%	0.74%	0.74%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.61%	0.62%	0.61%	0.62%	0.64%

Net investment income	2.59%	2.96%	3.16%	3.54%	3.50%

Supplemental Data

Net assets, end of year (000)	$14,636	$17,417	$17,241	$19,760	$20,534

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Investor C

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.59	$10.84	$11.30	$11.05	$11.05

Net investment income(a)	0.19	0.23	0.25	0.29	0.29
Net realized and unrealized gain (loss)	(1.14)	0.75	(0.45)	0.25	0.00 (b)

Net increase (decrease) from investment operations	(0.95)	0.98	(0.20)	0.54	0.29

Distributions from net investment income(c)	(0.19)	(0.23)	(0.26)	(0.29)	(0.29)

Net asset value, end of year	$10.45	$11.59	$10.84	$11.30	$11.05

Total Return(d)
Based on net asset value	(8.29)%	9.14%	(1.87)%	5.00%	2.65%

Ratios to Average Net Assets(e)
Total expenses	1.70%	1.68%	1.76%	1.79%	1.78%

Total expenses after fees waived and/or reimbursed	1.56%	1.56%	1.63%	1.64%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	1.52%	1.52%	1.52%	1.52%	1.54%

Net investment income	1.68%	2.06%	2.26%	2.64%	2.60%

Supplemental Data

Net assets, end of year (000)	$17,672	$26,004	$32,313	$31,234	$29,509

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%	16%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New Jersey Municipal Bond Fund (continued)

	Class K

					Period from
	Year Ended May 31,				01/25/18	(a)
	2022	2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.59	$10.83	$11.30	$11.04	$11.11

Net investment income(b)	0.31	0.35	0.37	0.41	0.14
Net realized and unrealized gain (loss)	(1.14)	0.76	(0.47)	0.26		(0.07)

Net increase (decrease) from investment operations	(0.83)	1.11	(0.10)	0.67	0.07

Distributions from net investment income(c)	(0.31)	(0.35)	(0.37)	(0.41)		(0.14)

Net asset value, end of period	$10.45	$11.59	$10.83	$11.30	$11.04

Total Return(d)
Based on net asset value	(7.32)%	10.39%	(0.93)%	6.20%	0.66	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.65%	0.64%	0.72%	0.75%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.51%	0.51%	0.58%	0.60%	0.57	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.47%	0.47%	0.47%	0.47%	0.47	%(g)

Net investment income	2.75%	3.10%	3.32%	3.70%	3.88	%(g)

Supplemental Data

Net assets, end of period (000)	$2,513	$2,902	$2,075	$1,660	$1,776

Borrowings outstanding, end of year (000)	$16,739	$17,972	$22,054	$16,419	$16,419

Portfolio turnover rate	20%	16%	21%	15%		16%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund

	Institutional

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.29	$10.75	$11.11	$10.98	$11.21

Net investment income(a)	0.27	0.33	0.38	0.43	0.45
Net realized and unrealized gain (loss)	(1.11)	0.54	(0.36)	0.13	(0.23)

Net increase (decrease) from investment operations	(0.84)	0.87	0.02	0.56	0.22

Distributions from net investment income(b)	(0.27)	(0.33)	(0.38)	(0.43)	(0.45)

Net asset value, end of year	$10.18	$11.29	$10.75	$11.11	$10.98

Total Return(c)
Based on net asset value	(7.56)%	8.20%	0.14%	5.22%	2.02%

Ratios to Average Net Assets(d)
Total expenses	0.78%	0.79%	0.93%	1.04%	0.97%

Total expenses after fees waived and/or reimbursed	0.59%	0.61%	0.75%	0.84%	0.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.54%	0.54%	0.54%	0.54%	0.55%

Net investment income	2.47%	2.98%	3.44%	3.93%	4.06%

Supplemental Data

Net assets, end of year (000)	$325,614	$403,080	$370,399	$379,911	$356,315

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Service

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.30	$10.76	$11.13	$10.99	$11.22

Net investment income(a)	0.24	0.30	0.35	0.40	0.42
Net realized and unrealized gain (loss)	(1.11)	0.54	(0.37)	0.14	(0.23)

Net increase (decrease) from investment operations	(0.87)	0.84	(0.02)	0.54	0.19

Distributions from net investment income(b)	(0.24)	(0.30)	(0.35)	(0.40)	(0.42)

Net asset value, end of year	$10.19	$11.30	$10.76	$11.13	$10.99

Total Return(c)
Based on net asset value	(7.79)%	7.93%	(0.20)%	5.05%	1.76%

Ratios to Average Net Assets(d)
Total expenses	0.98%	0.97%	1.14%	1.26%	1.19%

Total expenses after fees waived and/or reimbursed	0.84%	0.86%	1.00%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.79%	0.79%	0.79%	0.79%	0.80%

Net investment income	2.21%	2.72%	3.19%	3.67%	3.81%

Supplemental Data

Net assets, end of year (000)	$1,350	$2,367	$1,986	$2,080	$1,783

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.30	$10.76	$11.13	$10.99	$11.22

Net investment income(a)	0.25	0.30	0.35	0.40	0.42
Net realized and unrealized gain (loss)	(1.11)	0.54	(0.37)	0.14	(0.23)

Net increase (decrease) from investment operations	(0.86)	0.84	(0.02)	0.54	0.19

Distributions from net investment income(b)	(0.25)	(0.30)	(0.35)	(0.40)	(0.42)

Net asset value, end of year	$10.19	$11.30	$10.76	$11.13	$10.99

Total Return(c)
Based on net asset value	(7.78)%	7.93%	(0.20)%	5.05%	1.76%

Ratios to Average Net Assets(d)
Total expenses	0.93%	0.94%	1.09%	1.19%	1.16%

Total expenses after fees waived and/or reimbursed	0.83%	0.85%	1.00%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.78%	0.78%	0.79%	0.79%	0.80%

Net investment income	2.23%	2.72%	3.19%	3.67%	3.82%

Supplemental Data

Net assets, end of year (000)	$142,514	$161,081	$131,336	$110,756	$98,414

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor A1

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.30	$10.77	$11.13	$11.00	$11.22

Net investment income(a)	0.26	0.32	0.37	0.42	0.44
Net realized and unrealized gain (loss)	(1.10)	0.53	(0.36)	0.13	(0.22)

Net increase (decrease) from investment operations	(0.84)	0.85	0.01	0.55	0.22

Distributions from net investment income(b)	(0.26)	(0.32)	(0.37)	(0.42)	(0.44)

Net asset value, end of year	$10.20	$11.30	$10.77	$11.13	$11.00

Total Return(c)
Based on net asset value	(7.56)%	7.99%	0.04%	5.11%	2.01%

Ratios to Average Net Assets(d)
Total expenses	0.81%	0.82%	0.96%	1.05%	0.98%

Total expenses after fees waived and/or reimbursed	0.69%	0.71%	0.85%	0.94%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.64%	0.64%	0.64%	0.64%	0.65%

Net investment income	2.37%	2.88%	3.34%	3.83%	3.96%

Supplemental Data

Net assets, end of year (000)	$7,651	$8,925	$9,462	$10,502	$13,763

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Investor C

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.30	$10.76	$11.12	$10.99	$11.22

Net investment income(a)	0.16	0.22	0.27	0.32	0.34
Net realized and unrealized gain (loss)	(1.11)	0.54	(0.36)	0.13	(0.23)

Net increase (decrease) from investment operations	(0.95)	0.76	(0.09)	0.45	0.11

Distributions from net investment income(b)	(0.16)	(0.22)	(0.27)	(0.32)	(0.34)

Net asset value, end of year	$10.19	$11.30	$10.76	$11.12	$10.99

Total Return(c)
Based on net asset value	(8.48)%	7.12%	(0.85)%	4.18%	1.01%

Ratios to Average Net Assets(d)
Total expenses	1.70%	1.71%	1.85%	1.95%	1.87%

Total expenses after fees waived and/or reimbursed	1.59%	1.61%	1.75%	1.84%	1.78%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.54%	1.54%

Net investment income	1.47%	2.00%	2.44%	2.93%	3.06%

Supplemental Data

Net assets, end of year (000)	$14,249	$20,866	$29,078	$29,936	$32,105

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%	17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Pennsylvania Municipal Bond Fund (continued)

	Class K

					Period from
	Year Ended May 31,				01/25/18	(a)
	2022	2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.29	$10.75	$11.11	$10.98	$11.07

Net investment income(b)	0.28	0.33	0.38	0.43	0.15
Net realized and unrealized gain (loss)	(1.11)	0.55	(0.35)	0.13		(0.09)

Net increase (decrease) from investment operations	(0.83)	0.88	0.03	0.56	0.06

Distributions from net investment income(c)	(0.28)	(0.34)	(0.39)	(0.43)		(0.15)

Net asset value, end of period	$10.18	$11.29	$10.75	$11.11	$10.98

Total Return(d)
Based on net asset value	(7.52)%	8.25%	0.19%	5.28%	0.60	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64%	0.65%	0.80%	0.90%	0.84	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.54%	0.56%	0.70%	0.79%	0.72	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49%	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	2.53%	3.01%	3.48%	3.98%	4.41	%(g)

Supplemental Data

Net assets, end of period (000)	$7,776	$6,334	$3,982	$2,329	$2,488

Borrowings outstanding, end of year (000)	$29,938	$49,169	$64,784	$64,404	$70,199

Portfolio turnover rate	27%	27%	26%	23%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund

	Institutional

	Period from
	03/14/22	(a)
	to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.03
Net realized and unrealized loss		(0.19)

Net decrease from investment operations		(0.16)

Distributions from net investment income(c)		(0.03)

Net asset value, end of period	$9.81

Total Return(d)
Based on net asset value	(1.61	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.13	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.58	%(h)

Net investment income	1.44	%(h)

Supplemental Data
Net assets, end of period (000)	$98

Portfolio turnover rate		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.05%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.77%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Investor A

	Period from
	03/14/22	(a)
	to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.02
Net realized and unrealized loss		(0.19)

Net decrease from investment operations		(0.17)

Distributions from net investment income(c)		(0.02)

Net asset value, end of period	$9.81

Total Return(d)
Based on net asset value	(1.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.37	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.83	%(h)

Net investment income	1.19	%(h)

Supplemental Data
Net assets, end of period (000)	$98

Portfolio turnover rate		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 1.30%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.02%.

See notes to financial statements.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Municipal Fund (continued)

	Class K

	Period from
	03/14/22	(a)
	to 05/31/22

Net asset value, beginning of period	$10.00

Net investment income(b)	0.03
Net realized and unrealized loss		(0.19)

Net decrease from investment operations		(0.16)

Distributions from net investment income(c)		(0.03)

Net asset value, end of period	$9.81

Total Return(d)
Based on net asset value	(1.60	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.75	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.53	%(h)

Net investment income	1.50	%(h)

Supplemental Data
Net assets, end of period (000)	$48,841

Portfolio turnover rate		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of organization and offering costs. Without these costs, total expenses would have been 0.68%.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.40%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund
	Institutional
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.95	$10.90	$11.70	$11.75	$11.57

Net investment income(a)	0.25	0.27	0.29	0.35	0.33
Net realized and unrealized gain (loss)	(1.11)	1.04	(0.80)	0.14	0.18

Net increase (decrease) from investment operations	(0.86)	1.31	(0.51)	0.49	0.51

Distributions(b)
From net investment income	(0.25)	(0.26)	(0.29)	(0.35)	(0.33)
From net realized gain	—	—	—	(0.19)	—

Total distributions	(0.25)	(0.26)	(0.29)	(0.54)	(0.33)

Net asset value, end of year	$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(7.34)%	12.18%	(4.46)%	4.41%	4.47%

Ratios to Average Net Assets(d)
Total expenses	0.67%	0.67%	0.75%	0.82%	0.81%

Total expenses after fees waived and/or reimbursed	0.63%	0.61%	0.70%	0.77%	0.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.55%	0.55%	0.54%	0.55%	0.57%

Net investment income	2.10%	2.32%	2.53%	3.05%	2.83%

Supplemental Data
Net assets, end of year (000)	$5,736,839	$6,514,428	$6,827,755	$8,539,776	$5,791,442

Borrowings outstanding, end of year (000)	$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)
	Investor A
	Year Ended May 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.94	$10.90	$11.69	$11.74	$11.56

Net investment income(a)	0.22	0.24	0.27	0.33	0.31
Net realized and unrealized gain (loss)	(1.11)	1.04	(0.79)	0.14	0.18

Net increase (decrease) from investment operations	(0.89)	1.28	(0.52)	0.47	0.49

Distributions(b)
From net investment income	(0.22)	(0.24)	(0.27)	(0.33)	(0.31)
From net realized gain	—	—	—	(0.19)	—

Total distributions	(0.22)	(0.24)	(0.27)	(0.52)	(0.31)

Net asset value, end of year	$10.83	$11.94	$10.90	$11.69	$11.74

Total Return(c)
Based on net asset value	(7.55)%	11.83%	(4.59)%	4.17%	4.26%

Ratios to Average Net Assets(d)
Total expenses	0.89%	0.89%	0.98%	1.05%	1.02%

Total expenses after fees waived and/or reimbursed	0.85%	0.84%	0.92%	1.00%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.77%	0.77%	0.76%	0.78%	0.78%

Net investment income	1.88%	2.10%	2.31%	2.82%	2.63%

Supplemental Data
Net assets, end of year (000)	$1,367,516	$1,717,910	$1,871,557	$1,846,094	$1,441,879

Borrowings outstanding, end of year (000)	$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor A1

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.94	$10.90	$11.70	$11.75	$11.56

Net investment income(a)	0.24	0.26	0.29	0.35	0.32
Net realized and unrealized gain (loss)	(1.11)	1.03	(0.81)	0.14	0.19

Net increase (decrease) from investment operations	(0.87)	1.29	(0.52)	0.49	0.51

Distributions(b)
From net investment income	(0.24)	(0.25)	(0.28)	(0.35)	(0.32)
From net realized gain	—	—	—	(0.19)	—

Total distributions	(0.24)	(0.25)	(0.28)	(0.54)	(0.32)

Net asset value, end of year	$10.83	$11.94	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(7.42)%	11.99%	(4.52)%	4.33%	4.49%

Ratios to Average Net Assets(d)
Total expenses	0.74%	0.75%	0.82%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed	0.71%	0.69%	0.76%	0.84%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.63%	0.63%	0.60%	0.62%	0.64%

Net investment income	2.03%	2.25%	2.48%	2.99%	2.77%

Supplemental Data
Net assets, end of year (000)	$21,176	$24,645	$23,881	$27,606	$29,233

Borrowings outstanding, end of year (000)	$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Investor C

	Year Ended May 31,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.95	$10.90	$11.70	$11.75	$11.56

Net investment income(a)	0.13	0.15	0.18	0.24	0.22
Net realized and unrealized gain (loss)	(1.11)	1.05	(0.80)	0.14	0.19

Net increase (decrease) from investment operations	(0.98)	1.20	(0.62)	0.38	0.41

Distributions(b)
From net investment income	(0.13)	(0.15)	(0.18)	(0.24)	(0.22)
From net realized gain	—	—	—	(0.19)	—

Total distributions	(0.13)	(0.15)	(0.18)	(0.43)	(0.22)

Net asset value, end of year	$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(c)
Based on net asset value	(8.25)%	11.07%	(5.39)%	3.39%	3.54%

Ratios to Average Net Assets(d)
Total expenses	1.65%	1.66%	1.73%	1.81%	1.79%

Total expenses after fees waived and/or reimbursed	1.61%	1.61%	1.68%	1.75%	1.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.53%	1.54%	1.52%	1.53%	1.55%

Net investment income	1.11%	1.35%	1.56%	2.07%	1.86%

Supplemental Data
Net assets, end of year (000)	$134,639	$184,220	$271,382	$307,887	$269,156

Borrowings outstanding, end of year (000)	$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	106%	100%	119%	68%	145%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Municipal Opportunities Fund (continued)

	Class K
					Period from
	Year Ended May 31,				01/25/18	(a)

	2022	2021	2020	2019	to 05/31/18

Net asset value, beginning of period	$11.95	$10.90	$11.70	$11.75	$11.73

Net investment income(b)	0.25	0.27	0.30	0.36	0.11
Net realized and unrealized gain (loss)	(1.11)	1.05	(0.80)	0.14	0.02

Net increase (decrease) from investment operations	(0.86)	1.32	(0.50)	0.50	0.13

Distributions(c)
From net investment income	(0.25)	(0.27)	(0.30)	(0.36)	(0.11)
From net realized gain	—	—	—	(0.19)	—

Total distributions	(0.25)	(0.27)	(0.30)	(0.55)	(0.11)

Net asset value, end of period	$10.84	$11.95	$10.90	$11.70	$11.75

Total Return(d)
Based on net asset value	(7.28)%	12.24%	(4.39)%	4.47%	1.16	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.60%	0.61%	0.69%	0.76%	0.74	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.56%	0.56%	0.63%	0.71%	0.68	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.48%	0.49%	0.47%	0.48%	0.50	%(g)

Net investment income	2.16%	2.37%	2.59%	3.11%	3.20	%(g)

Supplemental Data
Net assets, end of period (000)	$124,194	$168,801	$162,366	$126,051	$63,971

Borrowings outstanding, end of year (000)	$745,620	$764,712	$869,463	$960,205	$767,480

Portfolio turnover rate	106%	100%	119%	68%	145%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.74%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

98	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock Impact Municipal Fund(a)	Impact Municipal	Diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

(a)	Commenced operations on March 14, 2022

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for California Municipal Opportunities only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege

Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 4.00% for all Funds other than Strategic Municipal Opportunities, which is subject to a maximum sales charge of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans or, for California Municipal Opportunities only, fee based programs previously approved by the Fund, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders and, for California Municipal Opportunities only, fee based programs previously approved by the Fund.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Boards of Trustees of the Trusts and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”.

Prior to commencement of operations on March 14, 2022, Impact Municipal had no operations other than those relating to organizational matters and the sale of 5,000,000 Common Shares on March 14, 2022 to BlackRock Financial Management, Inc., an affiliate of the Fund, for $50,000,000. Investment operations for the Fund commenced on March 14, 2022.

On May 20, 2022, the Board of Impact Municipal approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from June 30 to May 31.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements   (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Impact Municipal were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $10,000, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements   (continued)

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

California Municipal Opportunities	$283,069	$617,895	$167,589	$1,068,553
New Jersey Municipal Bond	40,950	71,372	31,095	143,417
Pennsylvania Municipal Bond	75,715	161,407	61,050	298,172
Strategic Municipal Opportunities	1,588,603	3,293,181	1,018,984	5,900,768

For the year ended May 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

California Municipal Opportunities	$327,441,615		$147,794,979		0.81% — 0.84%	$145,830,915	0.73%
New Jersey Municipal Bond	31,325,581		16,738,763		0.79 — 0.94	17,931,692	0.80
Pennsylvania Municipal Bond	51,511,746		29,938,242		0.82 — 0.94	41,934,273	0.71
Strategic Municipal Opportunities	1,102,345,717		745,619,972		0.81 — 1.09	760,729,909	0.77

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements   (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at May 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at May 31, 2022.

For the year ended May 31, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

California Municipal Opportunities	$—	—%	$9,590	0.68%
Strategic Municipal Opportunities	—	—	513,368	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trusts and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Impact Municipal	Strategic Municipal Opportunities

First $1 billion	0.38%	0.52%	0.52%	0.45%	0.55%
$1 billion — $3 billion	0.36	0.49	0.49	0.42	0.52
$3 billion — $5 billion	0.34	0.47	0.47	0.41	0.50
$5 billion — $10 billion	0.33	0.45	0.45	0.39	0.48
Greater than $10 billion	0.32	0.44	0.44	0.38	0.47

For the year ended May 31, 2022, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

California Municipal Opportunities	$378
New Jersey Municipal Bond	162
Pennsylvania Municipal Bond	297

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements   (continued)

Fund Name	Amounts Reimbursed

Strategic Municipal Opportunities	$162

Service and Distribution Fees: The Trusts and the Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	California Municipal Opportunities		New Jersey Municipal Bond		Pennsylvania Municipal Bond		Impact Municipal		Strategic Municipal Opportunities

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Service	N/A	N/A	0.25%	N/A	0.25%	N/A	N/A	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25	N/A	0.25	N/A	0.25%	N/A	0.25%	N/A
Investor A1	0.10	N/A	0.10	N/A	0.10	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	N/A	N/A	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total

California Municipal Opportunities	$—	$2,456,499	$98,094	$992,801	$3,547,394
New Jersey Municipal Bond	19,659	312,041	16,327	232,331	580,358
Pennsylvania Municipal Bond	5,948	399,202	8,407	181,944	595,501
Impact Municipal	—	52	—	—	52
Strategic Municipal Opportunities	—	4,145,932	23,584	1,668,488	5,838,004

Administration: With respect to Impact Municipal, the Fund entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, with respect to Impact Municipal, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$4	$4	$2,077	$2,085

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional

New Jersey Municipal Bond	$90,925
Pennsylvania Municipal Bond	373,014
Strategic Municipal Opportunities	702,183

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$2,063	$—	$2,486	$978	$378	$99	$6,004
New Jersey Municipal Bond	366	801	550	242	184	19	2,162
Pennsylvania Municipal Bond	486	31	672	306	185	14	1,694
Strategic Municipal Opportunities	5,228	—	4,914	128	915	182	11,367

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$1,176,802	$—	$406,235	$38,263	$49,991	$1,613	$1,672,904
New Jersey Municipal Bond	214,278	5,503	59,990	7,552	12,588	352	300,263
Pennsylvania Municipal Bond	565,672	2,204	65,240	6,325	12,373	502	652,316
Impact Municipal	78	—	78	—	—	78	234
Strategic Municipal Opportunities	5,050,117	—	610,683	10,630	92,449	5,175	5,769,054

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

California Municipal Opportunities	$3,357
New Jersey Municipal Bond	3,198
Pennsylvania Municipal Bond	5,437
Strategic Municipal Opportunities	10,228

For the year ended May 31, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

California Municipal Opportunities	$110,356	$5,366
New Jersey Municipal Bond	17,563	4,650
Pennsylvania Municipal Bond	9,501	2,798
Strategic Municipal Opportunities	118,231	13,140

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023 with respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities and through June 30, 2024 with respect to Impact Municipal. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$11,922
New Jersey Municipal Bond	8,449
Pennsylvania Municipal Bond	8,089
Impact Municipal	2,272
Strategic Municipal Opportunities	124,029

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023 with respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities and through June 30, 2024 with respect to Impact Municipal. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Strategic Municipal Opportunities	$204,309

With respect to California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Impact Municipal, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K

California Municipal Opportunities	0.44%	—%	0.69%	0.54%	1.44%	0.39%
New Jersey Municipal Bond	0.52	0.77	0.77	0.62	1.52	0.47
Pennsylvania Municipal Bond	0.54	0.79	0.79	0.64	1.54	0.49
Impact Municipal	0.58	—	0.83	—	—	0.53

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements   (continued)

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 with respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond and through June 30, 2024 with respect to Impact Municipal, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of investment advisory fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager

California Municipal Opportunities	$166,336
New Jersey Municipal Bond	530,817
Pennsylvania Municipal Bond	551,700
Impact Municipal	72,014

With respect to Strategic Municipal Opportunities, the Manager contractually agreed to waive 0.05% of its investment advisory fees through June 30, 2023. The agreement may be terminated upon 90 days’ notice by a majority of Independent Trustees of BlackRock Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended May 31, 2022, the Manager waived $4,361,360 pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Impact Municipal	$4	$4	$2,077	$2,085

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total

California Municipal Opportunities	$158,811	$—	$—	$—	$1,975	$1,611	$162,397
New Jersey Municipal Bond	104,527	1,574	992	—	1,081	351	108,525
Pennsylvania Municipal Bond	366,552	1,015	—	2,122	3,276	501	373,466
Impact Municipal	67	—	68	—	—	78	213

Impact Municipal also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the period ended May 31, 2022, the amount was $3,925.

With respect to the contractual expense limitation, if during Impact Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 15, 2029, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring

Fund Name/Fund Level/Share Class	May 31, 2024

Impact Municipal
Fund Level	$75,939
Institutional	71
Investor A	72
Class K	2,155

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. California Municipal Opportunities, New Jersey Municipal Bond, Pennsylvania Municipal Bond and Strategic Municipal Opportunities are currently permitted to borrow under the Interfund Lending Program. Impact Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

California Municipal Opportunities	$2,933,093,031	$2,645,752,733
New Jersey Municipal Bond	75,263,328	78,412,182
Pennsylvania Municipal Bond	167,255,816	227,515,548
Impact Municipal	48,286,684	—
Strategic Municipal Opportunities	9,651,771,629	9,670,662,896

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Impact Municipal	$(16,886)	$16,886

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/22	Year Ended 05/31/21

California Municipal Opportunities
Tax-exempt income	$53,684,529	$55,303,219
Ordinary income	7,396,249	4,106,639

	$61,080,778	$59,409,858

New Jersey Municipal Bond
Tax-exempt income	$10,029,604	$10,976,008
Ordinary income	90	781

	$10,029,694	$10,976,789

Pennsylvania Municipal Bond
Tax-exempt income	$14,102,115	$16,433,149
Ordinary income	169	58,231

	$14,102,284	$16,491,380

Impact Municipal
Tax-exempt income	$148,498	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements   (continued)

Fund Name	Year Ended 05/31/22	Year Ended 05/31/21

Strategic Municipal Opportunities
Tax-exempt income	$154,051,095	$170,921,604
Ordinary income	24,313,071	16,779,888

	$178,364,166	$187,701,492

As of May 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

California Municipal Opportunities	$1,747,735	$191,474	$—	$(84,363,632)	$(102,846,697)	$(185,271,120)
New Jersey Municipal Bond	357,642	1,555	—	(10,019,851)	(2,677,503)	(12,338,157)
Pennsylvania Municipal Bond	—	5,683	—	(20,296,131)	(18,896,651)	(39,187,099)
Impact Municipal	24,036	5,487	11,979	—	(987,560)	(946,058)
Strategic Municipal Opportunities	4,164,073	438,141	—	(304,710,318)	(605,710,514)	(905,818,618)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the treatment of residual interests in tender option bond trusts.

During the year ended May 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

California Municipal Opportunities	$59,211,099
Pennsylvania Municipal Bond	483,099
Strategic Municipal Opportunities	224,647,418

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California Municipal Opportunities	$3,085,300,598	$42,259,834	$(145,106,531)	$(102,846,697)
New Jersey Municipal Bond	340,653,069	9,993,073	(12,670,576)	(2,677,503)
Pennsylvania Municipal Bond	515,669,265	6,574,386	(25,330,594)	(18,756,208)
Impact Municipal	50,228,598	182,007	(1,169,567)	(987,560)
Strategic Municipal Opportunities	7,938,278,229	115,432,912	(721,076,167)	(605,643,255)

9.	BANK BORROWINGS

The Trusts and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

108	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements   (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

California Municipal Opportunities
Institutional
Shares sold	78,483,705	$982,634,726	47,489,528	$602,299,494
Shares issued in reinvestment of distributions	2,613,487	33,213,306	2,360,095	29,912,637
Shares redeemed	(69,750,137)	(858,877,218)	(55,694,811)	(699,264,271)

	11,347,055	$156,970,814	(5,845,188)	$(67,052,140)

Investor A
Shares sold and automatic conversion of shares	12,050,947	$154,784,733	12,285,554	$155,709,391
Shares issued in reinvestment of distributions	1,213,100	15,424,427	1,329,826	16,835,970
Shares redeemed	(21,640,028)	(273,782,237)	(22,880,551)	(289,598,946)

	(8,375,981)	$(103,573,077)	(9,265,171)	$(117,053,585)

Investor A1
Shares sold	—	$—	2	$31
Shares issued in reinvestment of distributions	86,172	1,096,465	94,828	1,201,994
Shares redeemed	(675,599)	(8,666,881)	(622,695)	(7,864,611)

	(589,427)	$(7,570,416)	(527,865)	$(6,662,586)

Investor C
Shares sold	557,617	$7,216,496	609,827	$7,737,378
Shares issued in reinvestment of distributions	70,566	894,260	90,774	1,147,831
Shares redeemed and automatic conversion of shares	(1,842,830)	(23,389,502)	(4,380,003)	(55,194,533)

	(1,214,647)	$(15,278,746)	(3,679,402)	$(46,309,324)

Class K
Shares sold	4,303,925	$55,630,171	2,701,803	$34,520,036
Shares issued in reinvestment of distributions	172,622	2,195,305	145,621	1,845,840
Shares redeemed	(3,544,245)	(45,227,249)	(3,442,370)	(43,367,500)

	932,302	$12,598,227	(594,946)	$(7,001,624)

	2,099,302	$43,146,802	(19,912,572)	$(244,079,259)

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Notes to Financial Statements   (continued)

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

New Jersey Municipal Bond
Institutional
Shares sold	4,902,090	$54,631,779	3,629,290	$41,335,411
Shares issued in reinvestment of distributions	378,971	4,245,371	369,672	4,211,080
Shares redeemed	(5,726,508)	(62,106,938)	(2,762,363)	(31,338,336)

	(445,447)	$(3,229,788)	1,236,599	$14,208,155

Service
Shares sold	17,959	$208,861	1,584	$18,050
Shares issued in reinvestment of distributions	16,180	181,160	18,060	205,629
Shares redeemed	(22,797)	(260,767)	(22,082)	(249,284)

	11,342	$129,254	(2,438)	$(25,605)

Investor A
Shares sold and automatic conversion of shares	1,655,139	$18,512,399	2,569,125	$29,294,441
Shares issued in reinvestment of distributions	246,568	2,764,186	266,106	3,033,653
Shares redeemed	(2,147,759)	(23,915,053)	(1,572,681)	(17,959,479)

	(246,052)	$(2,638,468)	1,262,550	$14,368,615

Investor A1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	25,492	285,967	30,898	352,099
Shares redeemed	(127,982)	(1,448,072)	(118,606)	(1,351,403)

	(102,490)	$(1,162,105)	(87,708)	$(999,304)

Investor C
Shares sold	116,954	$1,338,291	288,975	$3,286,078
Shares issued in reinvestment of distributions	32,073	359,699	46,458	528,326
Shares redeemed and automatic conversion of shares.	(702,321)	(7,772,179)	(1,073,041)	(12,147,572)

	(553,294)	$(6,074,189)	(737,608)	$(8,333,168)

Class K
Shares sold	75,896	$855,041	88,860	$1,020,896
Shares issued in reinvestment of distributions	6,936	77,689	6,058	69,046
Shares redeemed	(92,848)	(1,000,095)	(36,006)	(410,304)

	(10,016)	$(67,365)	58,912	$679,638

	(1,345,957)	$(13,042,661)	1,730,307	$19,898,331

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Pennsylvania Municipal Bond
Institutional
Shares sold	5,785,370	$63,633,415	5,886,955	$65,333,355
Shares issued in reinvestment of distributions	428,015	4,685,863	489,288	5,426,153
Shares redeemed	(9,942,737)	(105,003,672)	(5,121,016)	(56,574,354)

	(3,729,352)	$(36,684,394)	1,255,227	$14,185,154

Service
Shares sold	26,113	$291,146	49,867	$552,617
Shares issued in reinvestment of distributions	4,755	52,191	5,265	58,470
Shares redeemed	(107,803)	(1,115,027)	(30,224)	(333,144)

	(76,935)	$(771,690)	24,908	$277,943

Investor A
Shares sold and automatic conversion of shares	1,869,750	$20,830,652	4,017,437	$44,679,598
Shares issued in reinvestment of distributions	306,729	3,358,362	339,559	3,770,922
Shares redeemed	(2,449,797)	(26,581,633)	(2,305,304)	(25,569,875)

	(273,318)	$(2,392,619)	2,051,692	$22,880,645

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements   (continued)

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Pennsylvania Municipal Bond (continued)
Investor A1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	11,626	127,274	14,443	160,380
Shares redeemed	(50,823)	(569,644)	(103,751)	(1,153,942)

	(39,197)	$(442,370)	(89,308)	$(993,562)

Investor C
Shares sold	88,069	$983,649	160,745	$1,780,029
Shares issued in reinvestment of distributions	23,480	257,272	42,603	472,249
Shares redeemed and automatic conversion of shares	(560,257)	(6,111,562)	(1,058,967)	(11,771,624)

	(448,708)	$(4,870,641)	(855,619)	$(9,519,346)

Class K
Shares sold	379,523	$4,112,899	240,075	$2,673,865
Shares issued in reinvestment of distributions	17,601	191,907	13,050	144,867
Shares redeemed	(194,524)	(2,046,920)	(62,353)	(691,792)

	202,600	$2,257,886	190,772	$2,126,940

	(4,364,910)	$(42,903,828)	2,577,672	$28,957,774

	Period from 03/14/22(a) to 05/31/22

Fund Name / Share Class	Shares	Amounts

Impact Municipal
Institutional
Shares sold	10,001	$100,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

	10,000	$100,000

Investor A
Shares sold	10,001	$100,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

	10,000	$100,000

Class K
Shares sold	4,980,001	$49,800,010
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(1)	(10)

	4,980,000	$49,800,000

	5,000,000	$50,000,000

(a)	Commencement of operations.

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities
Institutional
Shares sold	221,635,282	$2,547,590,478	185,242,061	$2,130,901,084
Shares issued in reinvestment of distributions	9,432,340	109,013,179	9,512,836	108,840,179
Shares redeemed	(247,122,969)	(2,763,909,335)	(275,748,408)	(3,119,772,435)

	(16,055,347)	$(107,305,678)	(80,993,511)	$(880,031,172)

Investor A
Shares sold and automatic conversion of shares	23,740,349	$276,113,467	28,786,463	$329,332,901
Shares issued in reinvestment of distributions	2,477,514	28,663,361	2,978,218	34,052,427
Shares redeemed	(43,852,452)	(498,701,220)	(59,650,651)	(679,418,936)

	(17,634,589)	$(193,924,392)	(27,885,970)	$(316,033,608)

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Notes to Financial Statements   (continued)

	Year Ended 05/31/22		Year Ended 05/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Strategic Municipal Opportunities (continued)
Investor A1
Shares sold	—	$—	10,421	$121,726
Shares issued in reinvestment of distributions	26,819	310,102	30,236	346,149
Shares redeemed	(135,405)	(1,561,027)	(168,278)	(1,930,602)

	(108,586)	$(1,250,925)	(127,621)	$(1,462,727)

Investor C
Shares sold	1,192,372	$13,983,719	1,305,958	$14,985,157
Shares issued in reinvestment of distributions	151,885	1,752,219	227,209	2,592,034
Shares redeemed and automatic conversion of shares	(4,343,229)	(49,911,373)	(11,007,931)	(124,835,671)

	(2,998,972)	$(34,175,435)	(9,474,764)	$(107,258,480)

Class K
Shares sold	5,755,720	$66,750,562	5,703,967	$66,067,741
Shares issued in reinvestment of distributions	261,433	3,028,787	245,352	2,812,012
Shares redeemed	(8,685,680)	(99,017,904)	(6,713,128)	(76,528,004)

	(2,668,527)	$(29,238,555)	(763,809)	$(7,648,251)

	(39,466,021)	$(365,894,985)	(119,245,675)	$(1,312,434,238)

As of May 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K	Total

New Jersey Municipal Bond	—	—	18,124	18,124
Impact Municipal	10,000	10,000	4,980,000	5,000,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	113

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, BlackRock Impact Municipal Fund, and BlackRock Strategic Municipal Opportunities Fund and the Boards of Trustees/Directors of BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust, BlackRock BlackRock Municipal Bond Fund, Inc., and BlackRock Municipal Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust, BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, including the schedules of investments, as of May 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying statement of assets and liabilities of BlackRock Impact Municipal Fund of BlackRock Municipal Bond Fund, Inc. (collectively with BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund, the “Funds”), including the schedule of investments, as of May 31, 2022, the related statements of operations, changes in net assets, and the financial highlights for the period from March 14, 2022 (commencement of operations) through May 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock California Municipal Opportunities Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund, and BlackRock Strategic Municipal Opportunities Fund as of May 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Impact Municipal Fund as of May 31, 2022, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 14, 2022 (commencement of operations) through May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

114	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended May 31, 2022:

Fund Name	Exempt-Interest Dividends

California Municipal Opportunities	$54,893,275
New Jersey Municipal Bond	10,061,954
Pennsylvania Municipal Bond	14,137,719
Impact Municipal	172,534
Strategic Municipal Opportunities	157,648,635

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Interest Related Dividends

California Municipal Opportunities	$7,518,911
New Jersey Municipal Bond	1,645
Pennsylvania Municipal Bond	5,852
Strategic Municipal Opportunities	24,334,162

I M P O R T A N T T A X I N F O R M A T I O N	115

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of each of BlackRock California Municipal Series Trust (the “California Municipal Series Trust”), BlackRock Multi-State Municipal Series Trust (the “Multi-State Municipal Series Trust”) and BlackRock Municipal Series Trust (the “Municipal Series Trust,” along with the California Municipal Series Trust and the Multi-State Municipal Series Trust, each, a “Trust”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between the California Municipal Series Trust, on behalf of its series BlackRock California Municipal Opportunities Fund (the “California Municipal Opportunities Fund”), the Multi-State Municipal Series Trust, on behalf of its series BlackRock New Jersey Municipal Bond Fund (the “New Jersey Municipal Bond Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Municipal Bond Fund”), and the Municipal Series Trust, on behalf of its series BlackRock Strategic Municipal Opportunities Fund (the “Strategic Municipal Opportunities Fund,” collectively with the California Municipal Opportunities Fund, the New Jersey Municipal Bond Fund and the Pennsylvania Municipal Bond Fund, the “Funds” and each, a “Fund”), respectively, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to

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engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the California Municipal Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the New Jersey Municipal Bond Fund ranked in the second, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Pennsylvania Municipal Bond Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Municipal Opportunities Fund ranked in the first, second and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net

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Disclosure of Investment Advisory Agreements  (continued)

operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the California Municipal Opportunities Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the California Municipal Opportunities Fund’s Expense Peers. The Board also noted that the California Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the California Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the California Municipal Opportunities Fund were to decrease, the California Municipal Opportunities Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the California Municipal Opportunities Fund’s total expenses as a percentage of the California Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the New Jersey Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the New Jersey Municipal Bond Fund’s Expense Peers. The Board also noted that the New Jersey Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New Jersey Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the New Jersey Municipal Bond Fund were to decrease, the New Jersey Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the New Jersey Municipal Bond Fund’s total expenses as a percentage of the New Jersey Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Pennsylvania Municipal Bond Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Pennsylvania Municipal Bond Fund’s Expense Peers. The Board also noted that the Pennsylvania Municipal Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Pennsylvania Municipal Bond Fund increases above certain contractually specified levels. The Board noted that if the size of the Pennsylvania Municipal Bond Fund were to decrease, the Pennsylvania Municipal Bond Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Pennsylvania Municipal Bond Fund’s total expenses as a percentage of the Pennsylvania Municipal Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Strategic Municipal Opportunities Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Strategic Municipal Opportunities Fund’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Strategic Municipal Opportunities Fund. The Board noted that the Strategic Municipal Opportunities Fund’s actual management fee rate and total expense ratio each ranked in the second quartile relative to the supplemental peer group. The Board further noted that the Strategic Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the Strategic Municipal Opportunities Fund were to decrease, the Strategic Municipal Opportunities Fund could lose the benefit of one or more breakpoints. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive 0.05% of the advisory fee for the Strategic Municipal Opportunities Fund through June 30, 2024.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

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E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Trust, on behalf of its respective Fund(s), for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) met on February 17, 2022 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Agreement”) between the Corporation, on behalf of BlackRock Impact Municipal Fund (the “Fund”), a series of the Corporation, and BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment advisor.

The Approval Process

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board members who are not “interested persons” of the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services.

At the Meeting, the Board reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and estimated profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

In considering approval of the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement, noting that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. BlackRock also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock and its affiliates with respect to the execution of portfolio transactions.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services to be provided to the Fund. BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund, as applicable. In particular, BlackRock and its affiliates will provide the Fund with certain administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus, the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

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B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services to be Provided and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate as compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also considered the Fund’s estimated total net expense ratio compared to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers. Additionally, the Board noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of open-end funds.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels.

The Board noted that the Fund’s contractual management fee ranked in the second quartile, and that the Fund’s estimated actual management fee rate and estimated total expense ratio ranked in the fourth quartile and third quartile, respectively, relative to the Fund’s peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

As the Fund had not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board noted that it considered general information regarding BlackRock’s brokerage and soft dollar practices and received and reviewed reports from BlackRock and its affiliates at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex which included information on brokerage commissions and trade execution practices.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Agreement between the Manager and the Corporation, on behalf of the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Karen P. Robards 1950	Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	69 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	123

Trustee and Officer Information  (continued)

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	125

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

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Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC Wilmington, DE 19809	Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company Boston, MA 02111	Willkie Farr & Gallagher LLP New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	100 Bellevue Parkway Wilmington, DE 19809

Distributor
BlackRock Investments, LLC New York, NY 10022

A D D I T I O N A L I N F O R M A T I O N	127

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-05/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR. Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund	$37,026	$36,663	$420	$0	$19,300	$14,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Municipal Opportunities Fund	$19,720	$14,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Series Trust

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Series Trust

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Series Trust

Date: July 21, 2022